UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01136

SECURITY EQUITY FUND

(Exact name of registrant as specified in charter)

ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS	66636-0001
(Address of principal executive offices)	(Zip code)

RICHARD M. GOLDMAN, PRESIDENT

SECURITY EQUITY FUND

ONE SECURITY BENEFIT PLACE

TOPEKA, KANSAS 66636-0001

(Name and address of agent for service)

Registrant’s telephone number, including area code: (785) 438-3000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

The registrant is filing this amendment to its Certified Shareholder Report on Form N-CSR filed with the Securities and Exchange Commission on December 5, 2008 in order to restate certain financial highlight information about the Alpha Opportunity Series (the “Series”) of the registrant. Additional information about such restatement is contained in notes (g) –(j) of the financial highlights of the Series. This Form N-CSR/A also updates Item 12 “Exhibits” as required.

Item 1.	Reports to Stockholders.

Security Funds®

Annual Report

September 30, 2008

- **Security Equity Fund®**
  - Alpha Opportunity Series
  - Equity Series
  - Global Series
  - Global Institutional Series
  - Mid Cap Value Series
  - Mid Cap Value Institutional Series
  - Select 25 Series
  - Small Cap Growth Series
  - Small Cap Value Series
- **Security Large Cap Value Fund**
  - Large Cap Value Fund
  - Large Cap Value Institutional Series
- **Security Mid Cap Growth Fund**

SECURITY BENEFIT®

Security Distributors, Inc.

Security Equity Fund

Security Large Cap Value Fund

Security Mid Cap Growth Fund

September 30, 2008

Annual Report

Security Global Investors refers to the asset management arm of Security Benefit Corporation (“Security Benefit”) that consists of Security Investors, LLC, and for global investing, Security Global Investors, LLC. Security Distributors, Inc., Security Investors, LLC and Security Global Investors, LLC are subsidiaries of Security Benefit.

1

Managers’ Commentary November 14, 2008	Security Equity Fund Alpha Opportunity Series (unaudited)

To Our Shareholders:

Performance

Although returns were down the performance of the Security Equity Fund - Alpha Opportunity Series was strong on a relative basis in the 12 months ended September 30, 2008, returning –15.99%1 compared to
–21.98% for the S&P 500 Index. For the five-year period ending September 30, 2008, the Series has outperformed the benchmark by more than 400 basis points, 9.19% to 5.17% on an annualized basis.

Investment Philosophy

We are active managers as we believe that style and approach plays well to our strengths of portfolio management experience and discipline. Our fundamental philosophy rests first upon the belief that it is critical to identify the long-term investment theme governing the equity markets. These themes may persist for 15 to 20 years. Second, while we also believe that valuation adds important perspective to investment decisions, it is not an efficient means of timing purchase and sale decisions. Those decisions are best made using technical analysis, a practice that uses the movement of security prices to indicate possible future price behavior. The third tenet of our philosophy is that changes in stock prices can lead changes in fundamental corporate developments.

Sector Performance

The favorable comparisons to the S&P 500 Index can be primarily attributed to the Series’ use of cash, emphasis on the energy and materials sectors of the market in the first nine months of the fiscal year, and the timely reduction of those same sectors beginning in the third fiscal quarter. Short positions during the period added to performance.

Our secular investment theme reflects the need for global infrastructure where energy and materials stocks provide leadership. When using the performance of the S&P 500 sectors as an indicator, both sectors performed extremely well in the first nine months of the year. Where the S&P 500 Index was down –15% in that period, energy stocks were up 13% and materials experienced a slight decline of –0.2%. With the S&P 500 Index declining –8% in the fourth fiscal quarter, our reductions of those sectors in the prior period mitigated losses as the energy and materials sectors experienced losses of –25% and –23%, respectively.

Although our secular theme could last 15 to 20 years, there will be periods where its favored sectors, such as energy and materials, will trail the S&P 500 Index and others will lead. We are in one of those periods now. It is our belief that financial and consumer-oriented stocks provide the best return opportunities during this counter-cyclical period, a period that may last through most of 2009. For that reason, we have an overweight position in both sectors versus the index.

Market Outlook

In brief, with the S&P 500 Index more than 25% off its October 2007 highs, we believe there is a lot of bad news priced in the market. Although the statistics may not have confirmed it yet, we are probably in a recession that may last well into 2009. However, we do not believe that means the financial markets cannot recover over the intermediate term.

2

Managers’ Commentary November 14, 2008	Security Equity Fund Alpha Opportunity Series (unaudited)

Numerous actions by the U.S. Congress, Treasury Department, and the Federal Reserve Bank have been an effort to stabilize securities markets and shore up the financial system. Other institutions and governments around the world have taken similar actions. While the results will not be known for some time, it is an indication of the commitment from various leaders around the globe to return normalcy to the financial system.

However, events such as the bankruptcy of Lehman Brothers, which froze credit markets, and the federal government intervention of Fannie Mae, Freddie Mac, and AIG, have resulted in extreme volatility in the equity markets. The credit market freeze has made it difficult to find counterparties with which to trade, making Series management more challenging. In addition, as a result of a previous brokerage relationship with Lehman Brothers International Europe (“LIBE”) (which was placed into administration on September 15, 2008), the Series has certain short sale positions that it is currently unable to settle and certain long positions held by its custodian that are pledged to LIBE which the Series currently cannot access. Because of the market environment, the Series is currently unable to pursue part of its investment objective because the Series is unable to invest according to a long/short strategy with an emphasis on securities of non-U.S. issuers. The Series is unable to determine when it will resume its full investment program.

We thank you for your investment and appreciate the trust and confidence you have placed in us.

Sincerely,

Bill Jenkins, Portfolio Manager

  (Mainstream Investment Advisers)

John Boich, Portfolio Manager (Security Investors)

David Whittall, Portfolio Manager (Security Investors)

Scott Klimo, Portfolio Manager (Security Global Investors)

Mark Lamb, Portfolio Manager (Security Investors)

Steve Bowser, Portfolio Manager (Security Investors)

1 Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waivers, the performance quoted would be reduced.

3

Performance Summary September 30, 2008	Security Equity Fund Alpha Opportunity Series (unaudited)

PERFORMANCE

$10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Alpha Opportunity Series on July 7, 2003 (date of inception), reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The S&P 500 Index is a capitalization weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

Average Annual Returns
Periods Ended 9-30-08	1 Year	5 Years	Since Inception (7-07-03)
A Shares	(15.99%)	9.19%	9.22%
A Shares with sales charge	(20.82%)	7.92%	7.99%
B Shares	(16.66%)	8.36%	8.38%
B Shares with CDSC	(19.96%)	8.11%	8.38%
C Shares	(16.63%)	8.39%	8.41%
C Shares with CDSC	(17.29%)	8.39%	8.41%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.

Portfolio Composition by Sector as of 9-30-08*
Consumer Discretionary	8.74%
Consumer Staples	6.25
Energy	1.90
Financials	15.30
Health Care	4.39
Industrials	11.83
Information Technology	4.38
Materials	(0.80)
Telecommunication Services	0.22
Utilities	(0.30)
Exchange Traded Funds	0.06
U.S. Government Sponsored Agencies	25.61
Short Term Investments	4.65
Cash & Other Assets, Less Liabilities	17.77
Total Net Assets	100.00%

*Securities sold short are netted with long positions in common stocks in the appropriate sectors.

4	The accompanying notes are an integral part of the financial statements

Performance Summary September 30, 2008	Security Equity Fund Alpha Opportunity Series (unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2008 through September 30, 2008.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008 [1]	Expenses Paid During Period [2]
Alpha Opportunity
Series - Class A
Actual	$1,000.00	$914.96	$14.65
Hypothetical	1,000.00	1,009.70	15.37
Alpha Opportunity
Series - Class B
Actual	1,000.00	910.49	18.05
Hypothetical	1,000.00	1,006.10	18.96
Alpha Opportunity
Series - Class C
Actual	1,000.00	910.59	18.29
Hypothetical	1,000.00	1,005.85	19.21

1 The actual ending account value is based on the actual total return of the Series for the period April 1, 2008 to September 30, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2008 to September 30, 2008 was (8.50%), (8.95%) and (8.94%), for Class A, B, and C shares, respectively.

2 Expenses are equal to the Series annualized expense ratio (3.06%, 3.78% and 3.83% for Class A, B, and C shares, respectively), including performance fees and net of any applicable fee waivers multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

5

Schedule of Investments September 30, 2008	Security Equity Fund Alpha Opportunity Series

	Shares	Value
COMMON STOCKS - 57.9%
Aerospace & Defense - 1.2%
Lockheed Martin Corporation [1,2]	3,753	$411,592
Northrop Grumman Corporation [1,2]	1,100	66,594

		478,186

Airlines - 1.8%
AMR Corporation *	25,133	246,806
Southwest Airlines Company	34,121	495,096

		741,902

Apparel Retail - 2.9%
Childrens Place Retail Stores, Inc. *	669	22,311
Gap, Inc. [1,2]	6,000	106,680
Gymboree Corporation [1,2]*	3,000	106,500
Ltd. Brands, Inc. [1,2]	5,100	88,332
Ross Stores, Inc. [1,2]	7,391	272,063
TJX Companies, Inc. [1,2]	3,600	109,872
Urban Outfitters, Inc. *	13,453	428,747

		1,134,505

Apparel, Accessories & Luxury Goods - 0.3%
Phillips-Van Heusen Corporation [1,2]	800	30,328
Polo Ralph Lauren Corporation	1,222	81,434

		111,762

Asset Management & Custody Banks - 1.8%
BlackRock, Inc. [4]	3,151	612,870
T. Rowe Price Group, Inc.	1,690	90,770

		703,640

Auto Parts & Equipment - 0.4%
Fuel Systems Solutions, Inc. *	4,738	163,224

Biotechnology - 0.9%
Amgen, Inc. 1,2,*	1,800	106,686
Biogen Idec, Inc. *	2,500	125,725
OSI Pharmaceuticals, Inc. *	2,600	128,154

		360,565

Coal & Consumable Fuels - 0.5%
Consol Energy, Inc.	4,623	212,149
Uranium Energy Corporation *	4,504	4,279

		216,428

Communications Equipment - 0.9%
Harmonic, Inc. [1,2]*	11,000	92,950
Research In Motion, Ltd. *	3,889	265,619

		358,569

Computer & Electronics Retail - 0.6%
Best Buy Company, Inc.	4,291	160,913
RadioShack Corporation [1,2]	5,100	88,128

		249,041

Computer Hardware - 0.6%
Apple, Inc. *	2,145	243,801

Construction & Engineering - 2.1%
Foster Wheeler, Ltd. *	10,575	381,863
Pike Electric Corporation *	6,743	99,324
Quanta Services, Inc. *	14,163	382,543

		863,730

	Shares	Value
COMMON STOCKS (continued)
Construction & Farm Machinery & Heavy Trucks - 1.6%
Joy Global, Inc. [1,2]	9,080	$409,871
Trinity Industries, Inc. [1,2]	10,200	262,446

		672,317

Diversified Banks - 0.9%
Wachovia Corporation	13,328	46,648
Wells Fargo & Company	8,295	311,311

		357,959

Diversified Real Estate Activities - 0.9%
St. Joe Company	9,458	369,713

Education Services - 0.1%
ITT Educational Services, Inc. *	429	34,710

Electrical Components & Equipment - 0.4%
AO Smith Corporation [1,2]	2,800	109,732
Thomas & Betts Corporation *	1,597	62,395

		172,127

Electronic Equipment & Instruments - 0.4%
Agilent Technologies, Inc. *	6,006	178,138

Electronic Manufacturing Services - 0.1%
Celestica, Inc. *	5,700	36,708

Exchange Traded Funds - 1.0%
Claymore	7,871	129,651
PowerShares DB US Dollar Index Bullish Fund	4,860	118,778
SPDR KBW Regional Banking ETF	4,072	146,511

		394,940

Food Retail - 0.2%
Safeway, Inc. [1,2]	3,900	92,508

General Merchandise Stores - 0.2%
Family Dollar Stores, Inc. [1,2]	3,700	87,690

Health Care Distributors - 0.3%
Owens & Minor, Inc. [1,2]	2,700	130,950

Health Care Equipment - 0.3%
Baxter International, Inc. [1,2]	1,800	118,134
Smith & Nephew plc ADR	73	3,876

		122,010

Health Care Facilities - 0.3%
Kindred Healthcare, Inc. 1,2,*	3,900	107,523

Health Care Services - 0.3%
Lincare Holdings, Inc. 1,2,*	3,800	114,342

6	The accompanying notes are an integral part of the financial statements

Schedule of Investments September 30, 2008	Security Equity Fund Alpha Opportunity Series

	Shares	Value
COMMON STOCKS (continued)
Home Entertainment Software - 0.9%
Shanda Interactive Entertainment, Ltd. ADR 1,2,*	15,100	$385,805

Home Improvement Retail - 0.1%
Lowe’s Companies, Inc.	2,508	59,415

Homebuilding - 2.2%
M.D.C. Holdings, Inc.	11,856	433,811
NVR, Inc. *	822	470,184

		903,995

Homefurnishing Retail - 0.0%
Haverty Furniture Companies, Inc.	959	10,971

Housewares & Specialties - 0.9%
Jarden Corporation *	16,296	382,141

Human Resource & Employment Services - 0.3%
Watson Wyatt Worldwide, Inc. [1,2]	2,200	109,406

Hypermarkets & Super Centers - 1.0%
BJ’s Wholesale Club, Inc. *	7,108	276,217
Wal-Mart Stores, Inc. [1,2]	2,200	131,758

		407,975

Independent Power Producers & Energy Traders - 0.2%
Constellation Energy Group, Inc. [1,2]	2,999	72,876

Industrial Conglomerates - 0.3%
General Electric Company [1,2]	4,200	107,100

Industrial Machinery - 0.4%
Lincoln Electric Holdings, Inc.	847	54,471
Pentair, Inc.	1,279	44,215
Watts Water Technologies, Inc. [1,2]	2,800	76,580

		175,266

Insurance Brokers - 0.2%
Marsh & McLennan Companies, Inc.	2,921	92,771

Integrated Oil & Gas - 0.3%
ConocoPhillips [1,2]	1,500	109,875

Integrated Telecommunication Services - 0.7%
AT&T, Inc. [1,2]	10,600	295,952

Internet Software & Services - 0.3%
Netease.com ADR *	994	22,663
Sohu.com, Inc. *	1,629	90,817

		113,480

	Shares	Value
COMMON STOCKS (continued)
Investment Banking & Brokerage - 1.6%
KBW, Inc. *	6,885	$226,791
Lazard, Ltd.	2,521	107,798
Raymond James Financial, Inc.	5,312	175,190
TD Ameritrade Holding Corporation *	8,968	145,282

		655,061

IT Consulting & Other Services -0.4%
Accenture, Ltd.	4,200	159,600

Leisure Products - 0.2%
Polaris Industries, Inc.	1,554	70,691

Life & Health Insurance - 0.8%
Prudential Financial, Inc.	4,550	327,600

Life Sciences Tools & Services - 1.6%
Charles River Laboratories International, Inc. 1,2,*	2,000	111,060
Icon plc ADR *	571	21,841
Illumina, Inc. *	8,144	330,076
Invitrogen Corporation 1,2,*	2,800	105,840
Millipore Corporation 1,2,*	1,800	123,840

		692,657

Managed Health Care - 0.4%
Magellan Health Services, Inc. *	1,800	73,908
WellCare Health Plans, Inc. [1,2]*	2,300	82,800

		156,708

Movies & Entertainment - 0.5%
Imax Corporation *	4,280	25,338
Marvel Entertainment, Inc. 1,2,*	5,400	184,356

		209,694

Multi-Line Insurance - 0.1%
Genworth Financial, Inc. [1,2]	4,000	34,440

Multi-Utilities - 0.2%
TECO Energy, Inc.	5,200	81,796

Oil & Gas Equipment & Services - 1.3%
Dresser-Rand Group, Inc. *	8,978	282,538
Oil States International, Inc. *	3,100	109,585
Superior Well Services, Inc. *	4,146	104,935
WSP Holdings, Ltd. ADR *	2,375	14,963

		512,021

Oil & Gas Exploration & Production - 0.6%
Anadarko Petroleum Corporation [1,2]	2,755	133,645
Canadian Natural Resources, Ltd.	1,747	119,600

		253,245

Oil & Gas Refining & Marketing - 0.2%
Clean Energy Fuels Corporation *	6,349	89,838

7	The accompanying notes are an integral part of the financial statements

Schedule of Investments September 30, 2008	Security Equity Fund Alpha Opportunity Series

	Shares	Value
COMMON STOCKS (continued)
Other Diversified Financial Services - 0.3%
JPMorgan Chase & Company	2,432	$113,574

Packaged Foods & Meats - 0.3%
Tyson Foods, Inc.	9,652	115,245

Paper Products - 0.3%
International Paper Company	4,406	115,349

Personal Products - 0.2%
Herbalife, Ltd. [1,2]	2,500	98,800

Pharmaceuticals - 1.4%
Forest Laboratories, Inc. 1,2,*	3,400	96,152
Johnson & Johnson [1,2]	5,000	346,400
Matrixx Initiatives, Inc. *	613	11,028
Viropharma, Inc. 1,2,*	9,900	129,888

		583,468

Property & Casualty Insurance - 1.1%
ACE, Ltd.	6,568	355,525
Amtrust Financial Services, Inc. [1,2]	6,000	81,540
White Mountains Insurance Group, Ltd.	58	27,246

		464,311

Railroads - 1.0%
Burlington Northern Santa Fe Corporation	2,395	221,370
Canadian National Railway Company	4,056	193,998

		415,368

Regional Banks - 1.4%
Commerce Bancshares, Inc.	6,364	295,289
National City Corporation	38,718	67,757
Old National Bancorp	809	16,196
PNC Financial Services Group, Inc.	2,123	158,588
Synovus Financial Corporation [4]	4,006	41,462

		579,292

Reinsurance - 0.5%
Endurance Specialty Holdings, Ltd. [1,2]	3,000	92,760
Reinsurance Group of America, Inc.	2,300	124,200

		216,960

Residential REIT’s - 0.8%
Equity Residential	7,664	340,358

Restaurants - 2.4%
Bob Evans Farms, Inc.	4,100	111,889
Jack in the Box, Inc. [1,2]*	4,000	84,400
Panera Bread Company 4,*	13,016	662,515
Papa John’s International, Inc. *	5,057	137,348

		996,152

Retail REIT’s - 0.1%
National Retail Properties, Inc.	1,839	44,044

	Shares	Value
COMMON STOCKS (continued)
Semiconductor Equipment - 0.1%
Amkor Technology, Inc. [1,2]*	9,200	$58,604

Semiconductors - 0.0%
ARM Holdings plc ADR	1,729	8,991

Soft Drinks - 0.3%
Fomento Economico Mexicano SAB de CV ADR	2,748	104,809

Specialized REIT’s - 2.6%
Plum Creek Timber Company, Inc.	9,094	453,428
Potlatch Corporation	6,846	317,586
Rayonier, Inc.	5,571	263,787

		1,034,801

Specialty Stores - 0.3%
Signet Jewelers, Ltd.	2,172	50,781
Staples, Inc.	2,950	66,375

		117,156

Steel - 0.4%
Schnitzer Steel Industries, Inc.	4,617	181,171

Systems Software - 1.6%
CA, Inc. [1,2]	19,362	386,465
Check Point Software Technologies *	6,636	150,902
Symantec Corporation 1,2,*	5,900	115,522

		652,889

Technology Distributors - 0.4%
Arrow Electronics, Inc. [1,2]*	2,600	68,172
Avnet, Inc. [1,2]*	3,100	76,353

		144,525

Thrifts & Mortgage Finance - 1.5%
Hudson City Bancorp, Inc.	29,899	551,636
Sovereign Bancorp, Inc.	18,868	74,529

		626,165

Tobacco - 2.0%
Altria Group, Inc. [1,2]	16,700	331,328
Philip Morris International, Inc. [1,2]	9,800	471,379

		802,707

Trading Companies & Distributors - 0.8%
Fastenal Company	3,684	181,952
W.W. Grainger, Inc.	1,609	139,935

		321,887

Trucking - 1.4%
Con-way, Inc. [1,2]	3,496	154,209
Heartland Express, Inc.	5,029	78,050
Knight Transportation, Inc. *	8,686	147,401
Old Dominion Freight Line, Inc. *	1,597	45,259
YRC Worldwide, Inc. *	10,865	129,945

		554,864
TOTAL COMMON STOCKS (cost $26,665,292)		$23,658,857
	Shares	Value
FOREIGN STOCKS - 13.1%
Austria - 0.3%
Erste Group Bank AG	2,418	$120,291

8	The accompanying notes are an integral part of the financial statements

Schedule of Investments September 30, 2008	Security Equity Fund Alpha Opportunity Series

	Shares	Value
FOREIGN STOCKS (continued)
Brazil - 0.6%
BM&F BOVESPA S.A.	54,215	$238,525

China - 0.5%
ZTE Corporation [3]	58,300	220,823

France - 0.1%
UBISOFT Entertainment 3,*	500	34,757

Germany - 1.7%
Adidas AG [3]	2,361	126,031
Kloeckner & Company SE [3]	2,400	55,052
Volkswagen AG [3]	1,300	509,027

		690,110

Hong Kong - 1.1%
Link REIT [3,5]	210,000	436,527

Indonesia - 0.4%
Bumi Resources Tbk PT [3]	459,746	152,930

Ireland - 0.3%
Anglo Irish Bank Corporation plc [3]	18,672	105,843

Italy - 1.0%
Maire Tecnimont SpA [3]	29,100	103,173
Unione di Banche Italiane SCPA [3]	14,706	321,923

		425,096

Japan - 1.5%
Astellas Pharma, Inc. [3]	2,800	117,532
JGC Corporation [3]	22,288	357,205
K’s Holdings Corporation [3]	7,000	128,259
Mediceo Paltac Holdings Company, Ltd. [3]	8,100	98,992

		701,988

Norway - 0.3%
Orkla ASA [3]	11,900	109,439

Portugal - 0.7%
BRISA [3]	15,796	157,000
Jeronimo Martins SGPS S.A. [3]	14,700	125,277

		282,277

South Africa - 0.7%
Aveng, Ltd. [3]	38,418	292,391

Switzerland - 1.2%
Actelion, Ltd. 3,*	1,800	92,718
Lonza Group AG [3]	2,916	365,745

		458,463

United Kingdom - 2.7%
AstraZeneca plc [3]	2,600	113,766
Cadbury plc [3]	35,200	355,837
GlaxoSmithKline plc [3]	5,200	112,591
Imperial Tobacco Group plc [3]	16,105	517,019

		1,099,213
TOTAL FOREIGN STOCKS
(cost $5,996,267)		$5,368,673

	Principal Amount	Value
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 25.6%
Federal Home Loan Bank
2.35%, 10/15/2008[4]	$575,000	$574,475
2.42%, 10/28/2008[4]	300,000	299,456
2.03%, 10/31/2008[4]	300,000	299,493
2.40%, 11/3/2008[4]	1,800,000	1,796,782
2.12%, 11/14/2008[4]	1,100,000	1,097,379
2.08%, 11/21/2008[4]	650,000	648,204
2.44%, 11/25/2008[4]	200,000	199,254
2.40%, 12/10/2008[4]	400,000	398,056
Federal Home Loan Mortgage Corporation
2.45%, 10/1/2008[1]	775,000	775,000
2.52%, 10/7/2008[4]	275,000	274,977
2.10%, 12/12/2008[4]	600,000	597,000
Federal National Mortgage Association
2.30%, 10/10/2008[4]	1,000,000	999,425
2.36%, 10/15/2008[4]	225,000	224,956
2.25%, 10/20/2008[4]	2,000,000	1,999,472
2.02%, 11/7/2008[4]	300,000	299,399
TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (cost $10,480,670)		$10,483,328
	Principal Amount	Value
SHORT TERM INVESTMENTS - 4.6%
State Street General Acount Prime Money Market Fund	$600,000	$600,000
State Street Treasury Money Market Fund	1,302,590	1,302,590
TOTAL SHORT TERM INVESTMENTS (cost $1,902,590)		$1,902,590
Total Investments - 101.2%
(cost $45,044,819)		$41,413,448
Liabilities, Less Cash & Other Assets - (1.2)%		(473,279)

Total Net Assets - 100.0%		$40,940,169

Schedule of Securities Sold Short

	Shares	Value
COMMON STOCKS - (10.1)%
Advertising - (0.2)%
Focus Media Holding, Ltd. ADR 6,*	(2,130)	$(61,943)

Alternative Carriers - (0.1)%
Global Crossing, Ltd. 6,*	(1,800)	(32,286)

Biotechnology - (1.4)%
Acorda Therapeutics, Inc. 6,*	(2,800)	(78,288)
Alnylam Pharmaceuticals, Inc. 6,*	(2,900)	(81,460)
Cepheid, Inc. 6,*	(5,300)	(92,667)
Regeneron Pharmaceuticals, Inc. 6,*	(3,180)	(71,734)
Rigel Pharmaceuticals, Inc. 6,*	(3,050)	(66,677)
Savient Pharmaceuticals, Inc. 6,*	(2,420)	(55,707)

9	The accompanying notes are an integral part of the financial statements

Schedule of Investments September 30, 2008	Security Equity Fund Alpha Opportunity Series

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Vertex Pharmaceuticals, Inc. 6,*	(2,600)	$(73,539)

		(520,072)

Building Products - (0.3)%
USG Corporation 6,*	(4,940)	(136,112)

Communications Equipment - (0.1)%
Riverbed Technology, Inc. 6,*	(3,280)	(58,202)

Computer Storage & Peripherals - (0.1)%
Intermec, Inc. 6,*	(2,740)	(57,614)

Diversified Banks - (0.8)%
Wachovia Corporation	(13,328)	(46,648)
Wells Fargo & Company [6]	(9,730)	(305,943)

		(352,591)

Diversified Metals & Mining - (0.1)%
Ivanhoe Mines, Ltd. 6,*	(4,440)	(45,774)

Electric Utilities - (0.7)%
Korea Electric Power Corporation ADR [6]	(18,310)	(276,071)

Exchange Traded Funds - (0.9)%
SPDR Gold Trust *	(3,384)	(287,877)
United States Oil Fund, LP *	(1,015)	(83,230)

		(371,107)

Gold - (0.3)%
Newmont Mining Corporation	(3,045)	(118,025)
Yamana Gold, Inc.	(1,721)	(14,336)

		(132,361)

Health Care Equipment - (0.1)%
Intuitive Surgical, Inc. 6,*	(200)	(59,799)

Health Care Services - (0.2)%
athenahealth, Inc. 6,*	(2,500)	(80,274)

Health Care Supplies - (0.2)%
Align Technology, Inc. 6,*	(6,100)	(81,155)

Home Entertainment Software - (0.1)%
Electronic Arts, Inc. 6,*	(900)	(42,957)

Integrated Oil & Gas - (0.2)%
Exxon Mobil Corporation	(1,015)	(78,824)

Internet Software & Services - (0.7)%
Baidu.com ADR 6,*	(200)	(62,667)
Equinix, Inc. 6,*	(1,000)	(77,801)
SAVVIS, Inc. 6,*	(5,700)	(79,275)
VeriSign, Inc. 6,*	(1,200)	(38,030)

		(257,773)

Leisure Products - (0.6)%
Pool Corporation [6]	(11,639)	(276,585)

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services - (0.6)%
AMAG Pharmaceuticals, Inc. [6]*	(1,900)	$(79,315)
Exelixis, Inc. 6,*	(4,500)	(29,463)
Luminex Corporation 6,*	(2,500)	(61,285)
Sequenom, Inc. 6,*	(3,810)	(79,465)

		(249,528)

Oil & Gas Drilling - (0.1)%
Noble Corporation	(1,015)	(44,559)

Oil & Gas Exploration & Production - (0.2)%
BPZ Resources, Inc. [6]*	(5,700)	(77,382)

Pharmaceuticals - (0.4)%
Auxilium Pharmaceuticals, Inc. 6,*	(1,540)	(63,962)
Sepracor, Inc. 6,*	(1,400)	(25,724)
XenoPort, Inc. 6,*	(1,376)	(67,247)

		(156,933)

Regional Banks - (0.2)%
PrivateBancorp, Inc. [6]	(2,390)	(75,975)

Semiconductor Equipment - (0.1)%
Varian Semiconductor Equipment Associates, Inc. 6,*	(1,260)	(43,137)

Semiconductors - (0.3)%
Cree, Inc. 6,*	(4,000)	(81,002)
Rambus, Inc. 6,*	(3,600)	(55,453)

		(136,455)

Soft Drinks - (0.2)%
Hansen Natural Corporation 6,*	(3,250)	(94,200)

Specialty Chemicals - (0.1)%
Zoltek Companies, Inc. 6,*	(2,700)	(44,530)

Systems Software - (0.4)%
Red Hat, Inc. 6,*	(2,610)	(58,601)
VMware, Inc. 6,*	(2,400)	(88,322)

		(146,923)

Wireless Telecommunication Services - (0.4)%
Clearwire Corporation 6,*	(2,530)	(27,183)
Leap Wireless International, Inc. 6,*	(1,500)	(63,847)
SBA Communications Corporation 6,*	(2,400)	(82,713)

		(173,743)
TOTAL COMMON STOCKS SOLD SHORT (proceeds $4,328,575)		$(4,164,865)
	Shares	Value
FOREIGN STOCKS - (8.8)%
Australia - (0.7)%
Aquila Resources, Ltd. 6,*	(2,500)	$(26,744)
Arrow Energy, Ltd. 6,*	(8,900)	(24,300)
Ausenco, Ltd. [6]	(2,100)	(21,319)
Queensland Gas Company, Ltd. 6,*	(12,800)	(48,691)
Riversdale Mining, Ltd. 6,*	(6,700)	(49,992)
Sino Gold Mining, Ltd. [5,6]*	(8,600)	(30,946)

10	The accompanying notes are an integral part of the financial statements

Schedule of Investments September 30, 2008	Security Equity Fund Alpha Opportunity Series

	Shares	Value
FOREIGN STOCKS (continued)
Australia (continued)
Western Areas NL 6,*	(6,200)	$(42,462)

		(244,454)

Austria - (0.9)%
bwin Interactive Entertainment AG 6,*	(1,600)	(41,006)
Erste Group Bank AG [6]	(5,200)	(274,278)
Intercell AG 6,*	(1,900)	(83,910)

		(399,194)

Bermuda - 0.0%
C C Land Holdings, Ltd. [6]	(50,000)	(19,707)

Canada - (0.4)%
Agnico-Eagle Mines, Ltd. [6]	(1,800)	(89,744)
Silver Wheaton Corporation 6,*	(6,100)	(64,389)
Trican Well Service, Ltd. [6]	(2,000)	(38,332)

		(192,465)

China - (0.6)%
Anhui Conch Cement Company, Ltd. [6]	(4,500)	(19,499)
Beijing Capital International Airport Company, Ltd. [6]	(218,000)	(153,368)
China Communications Construction Company, Ltd. [6]	(15,000)	(24,388)
China National Building Material Company, Ltd. [6]	(14,700)	(19,087)
China National Materials Company, Ltd. 6,*	(34,400)	(23,282)

		(239,624)

Germany - (1.5)%
Premiere AG 6,*	(4,000)	(69,097)
Volkswagen AG [3]	(1,300)	(509,025)

		(578,122)

Gibraltar - (0.2)%
PartyGaming plc 6,*	(15,200)	(60,009)

Hong Kong - (0.2)%
China Merchants Holdings International Company, Ltd. [6]	(3,100)	(10,738)
Franshion Properties China, Ltd. [6]	(79,400)	(27,023)
Fushan International Energy Group, Ltd. 6,*	(66,000)	(34,202)

		(71,963)

Ireland - (0.1)%
Ryanair Holdings plc 6,*	(9,600)	(39,530)

Isle Of Man - (0.1)%
Genting International plc 6,*	(124,900)	(44,635)

Japan - (1.4)%
Access Company, Ltd. 6,*	(17)	(26,715)
Aeon Mall Company, Ltd. [6]	(1,700)	(46,256)
Aozora Bank, Ltd. [6]	(16,300)	(34,871)
Japan Steel Works, Ltd. [6]	(1,500)	(24,128)
Marui Group Company, Ltd. [6]	(29,100)	(220,049)
Mizuho Financial Group, Inc. [6]	(11)	(46,597)
Mizuho Trust & Banking Company, Ltd. [6]	(17,700)	(24,821)
Modec, Inc. [6]	(900)	(25,626)
Monex Group, Inc. [6]	(78)	(36,852)
Tokyo Broadcasting System, Inc. [6]	(1,300)	(20,263)

	Shares	Value
FOREIGN STOCKS (continued)
Japan (continued)
Toyo Tanso Company, Ltd. [6]	(500)	$(26,446)

		(532,624)

Norway - (0.1)%
Sevan Marine ASA 6,*	(5,900)	(58,326)

Portugal - (1.0)%
BRISA [6]	(44,400)	(431,595)

Spain - (0.1)%
Zeltia S.A. [6]	(8,000)	(58,423)

Sweden - (1.0)%
Electrolux AB [6]	(30,100)	(393,257)

Switzerland - (0.3)%
Basilea Pharmaceutica 6,*	(500)	(81,308)
Meyer Burger Technology AG 6,*	(200)	(54,522)

		(135,830)

United Kingdom - (0.2)%
Imperial Energy Corporation plc [6]*	(3,900)	(84,652)

TOTAL FOREIGN STOCKS SOLD SHORT (proceeds $3,495,580)		$(3,584,410)
TOTAL SECURITIES SOLD SHORT - (18.9%)
(proceeds $7,824,155)		$(7,749,275)

For federal income tax purposes the identified cost of investments owned at September 30, 2008 was $45,363,271.

ADR	American Depositary Receipt
plc	Public Limited Company

* Non-income producing security

1 Security is segregated as collateral for open short positions.

2 Security is deemed illiquid. The total market value of illiquid securities is $7,570,226 (cost $8,657,054), or 18.5% of total net assets.

3 Security is subject to the fair value trigger at September 30, 2008. The total market value of securities subject to the fair value trigger amounts to $4,500,832, (cost $5,132,486) or 11.0% of total net assets.

4 Security is segregated as collateral for open futures contracts.

5 Security is a PFIC (Passive Foreign Investment Company).

6 Security is fair valued by the Valuation Committee at September 30, 2008. The total market value of fair valued securities amounts to ($6,566,751) (cost $(6,574,873)), or (16.0%) of total net assets.

11	The accompanying notes are an integral part of the financial statements

Security Equity Fund

Alpha Opportunity Series

Statement of Assets and Liabilities
September 30, 2008
Assets:
Investments, at value*	$41,413,448
Cash	2,607,198
Cash denominated in a foreign currency, at value***	106,780
Restricted cash	857,066
Restricted cash denominated in a foreign currency, at value****	3,279,694
Receivables:
Fund shares sold	123,122
Securities sold	709,814
Interest	3,636
Dividends	28,866
Variation margin	455,895
Security Investors	6,965
Prepaid expenses	14,555

Total assets	49,607,039

Liabilities:
Securities sold short, at value**	7,749,275
Payable for:
Securities purchased	759,299
Fund shares redeemed	57,482
Dividends on short sales	4,166
Management fees	45,313
Transfer agent/maintenance fees	8,056
Administration fees	6,788
Professional fees	17,704
12b-1 distribution plan fees	16,030
Directors’ fees	790
Other	1,967

Total liabilities	8,666,870

Net assets	$40,940,169

Net assets consist of:
Paid in capital	$48,851,137
Accumulated net investment loss	(35,571)
Accumulated net realized loss on sale of investments and foreign currency transactions	(3,323,597)
Net unrealized depreciation in value of investments and translation of assets and liabilities in foreign currencies	(4,551,800)

Net assets	$40,940,169

Class A:
Capital shares outstanding (unlimited number of shares authorized)	3,267,374
Net assets	$30,614,532
Net asset value and redemption price per share	$9.37

Maximum offering price per share (net asset value divided by 94.25%)	$9.94

Class B:
Capital shares outstanding (unlimited number of shares authorized)	607,814
Net assets	$5,390,668
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$8.87

Class C:
Capital shares outstanding (unlimited number of shares authorized)	556,443
Net assets	$4,934,969
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$8.87

*Investments, at cost	$45,044,819
**Securities sold short, proceeds	7,824,155
***Cash denominated in a foreign currency, at cost	109,535
****Restricted cash denominated in a foreign currency, at cost	3,364,461

Statement of Operations
For the Year Ended September 30, 2008
Investment Income:
Dividends (net of foreign withholding tax of $546)	$204,413
Interest	460,629

Total investment income	665,042

Expenses:
Management fees	891,663
Transfer agent/maintenance fees	84,349
Administration fees	62,487
Custodian fees	62,473
Directors’ fees	2,684
Professional fees	36,545
Reports to shareholders	3,653
Registration fees	31,171
Other expenses	3,375
Dividends on short sales	41,976
12b-1 distribution fees - Class A	71,980
12b-1 distribution fees - Class B	44,068
12b-1 distribution fees - Class C	54,221

Total expenses	1,390,645
Less:
Reimbursement of expenses - Class A	(26,619)
Reimbursement of expenses - Class B	(4,996)
Reimbursement of expenses - Class C	(4,134)
Earnings credits applied	(59,184)

Net expenses	1,295,712

Net investment loss	(630,670)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	350,161
Securities sold short	592,568
Foreign currency transactions	(35,571)
Futures	(2,807,480)

Net realized loss	(1,900,322)

Net unrealized appreciation (depreciation) during the year on:
Investments	(3,741,089)
Securities sold short	72,495
Futures	(1,446,840)
Translation of assets and liabilities in foreign currencies	(87,811)

Net unrealized depreciation	(5,203,245)

Net loss	(7,103,567)

Net decrease in net assets resulting from operations	$(7,734,237)

12	The accompanying notes are an integral part of the financial statements

Statement of Changes in Net Assets	Security Equity Fund Alpha Opportunity Series

	Year Ended September 30, 2008	Year Ended September 30, 2007

Increase (decrease) in net assets from operations:
Net investment loss	$(630,670)	$(98,282)
Net realized gain (loss) during the year on investments and foreign currency transactions	(1,900,322)	6,873,561
Net unrealized appreciation (depreciation) during the year on investments and translation of assets and liabilities in foreign currencies	(5,203,245)	898,061

Net increase (decrease) in net assets resulting from operations	(7,734,237)	7,673,340

Distributions to shareholders from:
Net realized gain
Class A	(4,624,275)	(2,136,563)
Class B	(730,879)	(523,991)
Class C	(959,211)	(617,311)
Return of capital
Class A	(508,721)	–
Class B	(80,405)	–
Class C	(105,524)	–

Total distributions to shareholders	(7,009,015)	(3,277,865)

Capital share transactions:
Proceeds from sale of shares
Class A	20,613,127	10,352,391
Class B	5,409,786	1,279,776
Class C	3,698,851	1,430,285
Distributions reinvested
Class A	5,033,793	2,077,296
Class B	802,594	522,694
Class C	960,779	556,963
Cost of shares redeemed
Class A	(9,305,440)	(11,078,834)
Class B	(2,099,606)	(4,098,624)
Class C	(1,872,076)	(4,012,623)

Net increase (decrease) from capital share transactions	23,241,808	(2,970,676)

Net increase in net assets	8,498,556	1,424,799

Net assets:
Beginning of year	32,441,613	31,016,814

End of year	$40,940,169	$32,441,613

Accumulated net investment loss at end of year	$(35,571)	$–

Capital share activity:
Shares sold
Class A	1,869,043	802,495
Class B	505,963	104,269
Class C	335,936	114,901
Shares reinvested
Class A	463,090	174,124
Class B	77,545	45,216
Class C	92,829	48,180
Shares redeemed
Class A	(863,491)	(862,512)
Class B	(210,696)	(321,701)
Class C	(186,349)	(317,535)

13	The accompanying notes are an integral part of the financial statements

Financial Highlights Selected data for each share of capital stock outstanding throughout each year	Security Equity Fund Alpha Opportunity Series

Class A	2008[a]	2007	2006	2005	Year Ended September 30, 2004
Per Share Data
Net asset value, beginning of period	$13.94	$12.23	$12.37	$11.79	$10.21
Income (loss) from investment operations:
Net investment loss[b]	(0.16)	(0.01)	(0.06)	(0.10)	(0.16)
Net gain (loss) on securities (realized and unrealized)	(1.68)	2.99	0.93	1.50	2.33

Total from investment operations	(1.84)	2.98	0.87	1.40	2.17
Less distributions:
Distributions from realized gains	(2.57)	(1.27)	(1.01)	(0.82)	(0.59)
Return of capital	(0.16)	–	–	–	–

Total distributions	(2.73)	(1.27)	(1.01)	(0.82)	(0.59)
Net asset value, end of period	$9.37	$13.94	$12.23	$12.37	$11.79

Total Return [c]	(15.99%)	26.10%	7.39%	12.26%	21.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,615	$25,072	$20,595	$14,622	$6,556
Ratios to average net assets:
Net investment loss	(1.44%)	(0.08%)	(0.50%)	(0.83%)	(1.48%)
Total expenses[d]	3.41%[g]	2.88%	3.20%	2.94%	3.57%
Net expenses[e]	3.16%[h]	2.68%	3.01%	2.86%	2.78%
Net expenses prior to custodian earning credits and net of expense waivers	3.32%[i]	2.88%	3.10%	2.86%	2.79%
Net expenses prior to performance fee adjustment[f]	2.75%[j]	2.77%	2.82%	2.78%	2.78%
Portfolio turnover rate	1,248%	1,697%	1,302%	1,502%	1,175%

Class B	2008[a]	2007	2006	2005	Year Ended September 30, 2004
Per Share Data
Net asset value, beginning of period	$13.42	$11.90	$12.15	$11.68	$10.20
Income (loss) from investment operations:
Net investment loss[b]	(0.23)	(0.09)	(0.15)	(0.18)	(0.25)
Net gain (loss) on securities (realized and unrealized)	(1.59)	2.88	0.91	1.47	2.32

Total from investment operations	(1.82)	2.79	0.76	1.29	2.07
Less distributions:
Distributions from realized gains	(2.57)	(1.27)	(1.01)	(0.82)	(0.59)
Return of capital	(0.16)	–	–	–	–

Total distributions	(2.73)	(1.27)	(1.01)	(0.82)	(0.59)
Net asset value, end of period	$8.87	$13.42	$11.90	$12.15	$11.68

Total Return [c]	(16.66%)	25.14%	6.56%	11.39%	20.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,391	$3,154	$4,846	$4,106	$2,324
Ratios to average net assets:
Net investment loss	(2.18%)	(0.77%)	(1.24%)	(1.60%)	(2.25%)
Total expenses[d]	4.16%[g]	3.59%	3.95%	3.69%	4.29%
Net expenses[e]	3.89%[h]	3.39%	3.76%	3.61%	3.53%
Net expenses prior to custodian earning credits and net of expense waivers	4.04%[i]	3.59%	3.85%	3.61%	3.53%
Net expenses prior to performance fee adjustment[f]	3.49%[j]	3.51%	3.57%	3.53%	3.53%
Portfolio turnover rate	1,248%	1,697%	1,302%	1,502%	1,175%

14	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Alpha Opportunity Series

Class C	2008[a]	2007	2006	2005	Year Ended September 30, 2004
Per Share Data
Net asset value, beginning of period	$13.43	$11.90	$12.15	$11.68	$10.20
Income (loss) from investment operations:
Net investment loss[b]	(0.23)	(0.10)	(0.15)	(0.18)	(0.25)
Net gain (loss) on securities (realized and unrealized)	(1.60)	2.90	0.91	1.47	2.32

Total from investment operations	(1.83)	2.80	0.76	1.29	2.07
Less distributions:
Distributions from realized gains	(2.57)	(1.27)	(1.01)	(0.82)	(0.59)
Return of capital	(0.16)	–	–	–	–

Total distributions	(2.73)	(1.27)	(1.01)	(0.82)	(0.59)
Net asset value, end of period	$8.87	$13.43	$11.90	$12.15	$11.68

Total Return [c]	(16.63%)	25.24%	6.56%	11.39%	20.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,935	$4,216	$5,576	$7,813	$3,143
Ratios to average net assets:
Net investment loss	(2.21%)	(0.77%)	(1.18%)	(1.58%)	(2.24%)
Total expenses[d]	4.16%[g]	3.60%	3.95%	3.68%	4.30%
Net expenses[e]	3.93%[h]	3.40%	3.75%	3.61%	3.53%
Net expenses prior to custodian earning credits and net of expense waivers	4.09%[i]	3.60%	3.83%	3.61%	3.53%
Net expenses prior to performance fee adjustment[f]	3.51%[j]	3.51%	3.57%	3.53%	3.53%
Portfolio turnover rate	1,248%	1,697%	1,302%	1,502%	1,175%

a Security Global Investors, LLC (SGI) became the sub-adviser of 37.5% of the assets of the Alpha Opportunity Series effective August 18, 2008. Also effective August 18, 2008, Mainstream Investment Advisers, LLC (Mainstream) sub-advises 37.5% of the assets and Security Investors, LLC (SI) manages 25% of the assets. Prior to August 18, 2008, SI paid Mainstream sub-advisory fees for 60% of the assets. SI managed the remaining 40% of the assets.

b Net investment income (loss) was computed using average shares outstanding throughout the period.

c Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.

d Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

e Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

f Net expenses prior to performance fee adjustment reflect ratios after voluntary expense waivers, reimbursements, custodian earnings credits, and before performance fees adjustments, as applicable.

g The Series has restated its financial highlights in order to properly present the Series’ total expense ratios. The effect of this restatement was to increase the ratios of total expenses to average net assets by 0.45% for Class A, 1.03% for Class B and 0.14% for Class C.

h The Series has restated this ratio in order to properly present the Series’ net expense ratios. The effect of this restatement was to increase the ratios of net expenses to average net assets by 0.41% for Class A, 0.96% for Class B and 0.13% for Class C.

i The Series has restated this ratio in order to properly present the Series’ net expense ratios prior to custodian earning credits and net of expense waivers. The effect of this restatement was to increase the ratios of net expenses prior to custodian earning credits and net of expense waivers to average net assets by 0.44% for Class A, 1.00% for Class B and 0.14% for Class C.

j The Series has restated this ratio in order to properly present the Series’ net expense ratios prior to performance fee adjustment. The effect of this restatement was to increase the ratios of net expenses prior to performance fee adjustment to average net assets by 0.36% for Class A, 0.87% for Class B and 0.11% for Class C.

15	The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

16

Manager’s Commentary November 14, 2008	Security Equity Fund Equity Series (unaudited)

To Our Shareholders: Security Equity Fund Equity Series returned –26.12%[1] in the period, lagging the benchmark S&P 500 Index’s return of –21.98% and the Series’ peer group median return of –22.36%.

Our strategy is to buy companies that are trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process of three clear philosophical tenets focus, a long-term perspective and an opportunistic approach.

This investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a valuation target for each potential investment. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.

Health Care and Materials Top Performers

The health care sector of the portfolio benefited from superior stock selection relative to the S&P 500 Index allowing the Series to post a break-even return for the period compared to a –12% loss for the S&P 500 Index. The portfolio positioned the sector as a slight underweight. Leading holdings in the Series included Celgene Corporation, Gilead Sciences, Inc., and Covidien, Ltd.

Relative performance against the S&P 500 Index, in the materials sector helped performance, as the portfolio holdings lost only –4%, versus –21% for the benchmark. The portfolio was slightly overweight in the relatively small overall weighted sector. Adding positive returns for the Series were Rohm & Haas Company, Allegheny Technologies, Inc., and Vulcan Materials Company.

Over the difficult 12-month period, the consumer staples sector was able to produce a positive contribution to the return. While an even weight with the benchmark, the sector gained 9% for the portfolio, compared to 1% for the S&P 500 Index. Wal-Mart Stores, Inc. was the biggest contributor.

Financials and Industrials Disappoint

By far, the largest detractor from portfolio performance was the financials sector. The portfolio had an equal weight position with the benchmark, but stock selection fell short, even in this most battered sector. While financials in the benchmark dropped 39%, holdings in the portfolio lost –51%. Financial holdings that caused the most damage were in First Marblehead Corporation and American International Group, Inc. Both were significant holdings in the portfolio over the period and each lost more than 90% of its value.

The portfolio was significantly overweight in industrials, accounting for 18% of total assets. While the sector in the benchmark lost –25%, poor stock selection sent the portfolio down –30%. General Electric Company was the portfolio’s largest loser in the sector. Deere & Company, Textron, Inc., and McDermott International, Inc. also pulled performance down.

Stock selection in the energy sector hurt the portfolio. The largest detractors in the sector were Evergreen Energy, Inc. and Nabors Industries, Ltd.

2009 Market Outlook

Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. Our focus is on identifying companies with the ability to be substantially better over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. During these uncertain times and volatile market conditions, we are confident in our ability to find these companies by consistently applying our disciplined process to individual stock evaluations.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. We thank you for your business and the confidence you place in us.

Sincerely,

Mark Bronzo

Senior Portfolio Manager

1 Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

17

Performance Summary September 30, 2008	Security Equity Fund Equity Series (unaudited)

PERFORMANCE

$10,000 Over Ten Years

This chart assumes a $10,000 investment in Class A shares of Equity Series on September 30, 1998, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The S&P 500 Index is a capitalization weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

Average Annual Returns

Periods Ended 9-30-08	1 Year	5 Years	10 Years	Since Inception
				(1-29-99)
A Shares	(26.12%)	0.71%	(0.95%)	–
A Shares with sales charge	(30.39%)	(0.46%)	(1.53%)	–
B Shares	(26.69%)	(0.06%)	(1.65%)	–
B Shares with CDSC	(29.69%)	(0.32%)	(1.65%)	–
C Shares	(26.79%)	(0.06%)	–	(3.92%)
C Shares with CDSC	(27.39%)	(0.06%)	–	(3.92%)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

Portfolio Composition by Sector as of 9-30-08
Consumer Discretionary	10.35%
Consumer Staples	11.50
Energy	8.93
Financials	8.07
Health Care	11.34
Industrials	18.07
Information Technology	16.64
Materials	7.04
Exchange Traded Funds	1.00
Telecommunication Services	0.96
Utilities	1.09
U.S. Government Sponsored Agencies	1.82
Repurchase Agreement	3.45
Liabilities, Less Cash & Other Assets	(0.26)
Total Net Assets	100.00%

18	The accompanying notes are an integral part of the financial statements

Performance Summary September 30, 2008	Security Equity Fund Equity Series (unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2008 through September 30, 2008.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008 [1]	Expenses Paid During Period [2]
Equity Series -
Class A
Actual	$1,000.00	$860.61	$6.28
Hypothetical	1,000.00	1,018.25	6.81
Equity Series -
Class B
Actual	1,000.00	856.80	9.75
Hypothetical	1,000.00	1,014.50	10.58
Equity Series -
Class C
Actual	1,000.00	856.18	9.74
Hypothetical	1,000.00	1,014.50	10.58

1 The actual ending account value is based on the actual total return of the Series for the period April 1, 2008 to September 30, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2008 to September 30, 2008 was (13.94%), (14.32%) and (14.38%), for Class A, B, and C shares, respectively.

2 Expenses are equal to the Series annualized expense ratio (1.35%, 2.10% and 2.10% for Class A, B, and C shares, respectively), net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

19

Schedule of Investments	Security Equity Fund
September 30, 2008	Equity Series

	Shares	Value
COMMON STOCKS - 95.0%
Aerospace & Defense - 3.4%
Honeywell International, Inc.	77,770	$3,231,344
United Technologies Corporation	68,900	4,138,134

		7,369,478

Air Freight & Logistics - 1.8%
FedEx Corporation	49,200	3,888,768

Asset Management & Custody Banks - 1.5%
Bank of New York Mellon Corporation	102,935	3,353,622

Biotechnology - 3.7%
Celgene Corporation *	53,290	3,372,191
Gilead Sciences, Inc. *	101,735	4,637,081

		8,009,272

Broadcasting - 0.3%
CBS Corporation	47,000	687,610

Building Products - 1.8%
USG Corporation *	151,800	3,886,080

Cable & Satellite - 1.0%
Comcast Corporation	117,200	2,300,636

Communications Equipment - 4.2%
Cisco Systems, Inc. *	105,895	2,388,991
Corning, Inc.	151,755	2,373,448
Qualcomm, Inc.	63,895	2,745,568
Research In Motion, Ltd. *	25,225	1,722,868

		9,230,875

Computer Hardware - 5.0%
Apple, Inc. *	35,660	4,053,116
Hewlett-Packard Company	150,085	6,939,930

		10,993,046

Construction & Farm Machinery & Heavy Trucks - 1.3%
Deere & Company	59,420	2,941,290

Construction Materials - 0.8%
Vulcan Materials Company	24,900	1,855,050

Consumer Finance - 1.3%
Capital One Financial Corporation	38,800	1,978,800
First Marblehead Corporation	334,900	833,901

		2,812,701

Data Processing & Outsourced Services - 2.9%
Visa, Inc.	44,910	2,757,025
Western Union Company	145,300	3,584,551

		6,341,576

Department Stores - 1.1%
JC Penney Company, Inc.	71,700	2,390,478

Diversified Banks - 1.2%
Wells Fargo & Company	68,700	2,578,311

Diversified Chemicals - 0.7%
Dow Chemical Company	49,600	1,576,288

	Shares	Value
COMMON STOCKS (continued)
Drug Retail - 3.3%
CVS Caremark Corporation	216,885	$7,300,349

Electric Utilities - 1.1%
Edison International	60,000	2,394,000

Electrical Components & Equipment - 2.0%
Emerson Electric Company	105,330	4,296,411

Electronic Manufacturing Services - 0.4%
Tyco Electronics, Ltd.	32,800	907,248

Exchange Traded Funds - 1.0%
iShares Russell 1000 Value Index Fund	17,100	1,092,519
iShares S&P 500 Value Index Fund	18,300	1,095,255

		2,187,774

Fertilizers & Agricultural
Chemicals - 3.1%
Monsanto Company	33,980	3,363,340
Mosaic Company	50,485	3,435,000

		6,798,340

Footwear - 1.8%
Nike, Inc. (Cl.B)	58,195	3,893,246

Health Care Equipment - 1.7%
Covidien, Ltd.	33,800	1,817,088
Hospira, Inc. *	52,700	2,013,140

		3,830,228

Health Care Services - 0.9%
Medco Health Solutions, Inc. *	44,800	2,016,000

Home Improvement Retail - 3.3%
Home Depot, Inc.	48,000	1,242,720
Lowe’s Companies, Inc.	253,140	5,996,886

		7,239,606

Hypermarkets & Super Centers - 3.6%
Costco Wholesale Corporation	42,500	2,759,525
Wal-Mart Stores, Inc.	84,500	5,060,706

		7,820,231

Industrial Conglomerates - 2.6%
General Electric Company	134,800	3,437,400
McDermott International, Inc. 1,*	88,700	2,266,285

		5,703,685

Industrial Gases - 1.4%
Air Products & Chemicals, Inc.	44,390	3,040,271

Integrated Oil & Gas - 3.9%
Chevron Corporation	29,900	2,466,152
ConocoPhillips	14,400	1,054,800
Exxon Mobil Corporation	45,700	3,549,062
Sasol, Ltd. ADR	35,900	1,525,391

		8,595,405

Integrated Telecommunication Services - 1.0%
Windstream Corporation	192,200	2,102,668

20	The accompanying notes are an integral part of the financial statements

Schedule of Investments September 30, 2008	Security Equity Fund Equity Series

	Shares	Value
COMMON STOCKS (continued)
Internet Software & Services - 2.0%
Google, Inc. *	10,870	$4,353,652

Life Sciences Tools & Services - 2.1%
Thermo Fisher Scientific, Inc. *	83,830	4,610,650

Movies & Entertainment - 1.1%
Time Warner, Inc.	185,100	2,426,661

Oil & Gas Drilling - 3.2%
Nabors Industries, Ltd. *	131,315	3,272,370
Transocean, Inc.	33,500	3,679,640

		6,952,010

Oil & Gas Equipment & Services - 0.8%
Halliburton Company	56,800	1,839,752

Oil & Gas Storage & Transportation - 1.0%
Williams Companies, Inc.	93,900	2,220,735

Other Diversified Financial Services - 1.2%
JPMorgan Chase & Company	54,900	2,563,830

Packaged Foods & Meats - 1.5%
General Mills, Inc.	47,670	3,275,882

Pharmaceuticals - 2.9%
Johnson & Johnson	49,760	3,447,373
Schering-Plough Corporation	160,500	2,964,435

		6,411,808

Property & Casualty Insurance - 2.9%
Berkshire Hathaway, Inc. *	49	6,399,400

Railroads - 4.4%
Burlington Northern Santa Fe Corporation	50,250	4,644,608
Union Pacific Corporation	70,400	5,009,663

		9,654,271

Research & Consulting Services - 0.9%
Equifax, Inc.	55,500	1,911,975

Restaurants - 1.7%
McDonald’s Corporation	61,310	3,782,827

Soft Drinks - 1.6%
PepsiCo, Inc.	50,420	3,593,433

Specialty Chemicals - 1.0%
Rohm & Haas Company	31,000	2,170,000

Systems Software - 2.1%
Oracle Corporation *	231,050	4,692,626

	Shares	Value
COMMON STOCKS (continued)
Tobacco - 1.5%
Altria Group, Inc.	47,700	$946,368
Philip Morris International, Inc.	47,700	2,294,370

		3,240,738
TOTAL COMMON STOCKS
(cost $232,884,758)		$208,440,793
	Principal Amount	Value
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 1.8%
Federal Home Loan Bank
0.25%, 10/2/2008	$2,000,000	$1,999,986
0.60%, 10/9/2008	2,000,000	1,999,733
TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES
(cost $3,999,719)		$3,999,719
	Principal Amount	Value
REPURCHASE AGREEMENT - 3.5%
UMB Financial Corp, 1.46%, dated 9/30/08, matures 10/1/08; repurchase amount $2,991,121 (Collateralized by FHLB, 10/21/08 with a value of $3,051,301)	$2,991,000	$2,991,000
UMB Financial Corp, 1.46%, dated 9/30/08, matures 10/1/08; repurchase amount $4,577,186 (Collateralized by FHLB, 10/3/08 with a value of $4,668,768)	4,577,000	4,577,000
TOTAL REPURCHASE AGREEMENT
(cost $7,568,000)		$7,568,000
Total Investments - 100.3%
(cost $244,452,477)		$220,008,512
Liabilities, Less Cash & Other Assets - (0.3)%		(563,205)

Total Net Assets - 100.0%		$219,445,307

For federal income tax purposes the identified cost of investments owned at September 30, 2008 was $245,869,035.

ADR        American Depositary Receipt

* Non-income producing security

[1] Portion of security is delayed in delivery due to executing broker’s bankruptcy declaration.

21	The accompanying notes are an integral part of the financial statements

Security Equity Fund

Equity Series

Statement of Assets & Liabilities September 30, 2008
Assets:
Investments, at value*	$220,008,512
Cash	298,744
Receivables:
Fund shares sold	4,265
Securities sold	1,041,650
Dividends	314,533
Prepaid expenses	16,571

Total assets	221,684,275

Liabilities:
Payable for:
Securities purchased	1,724,972
Fund shares redeemed	186,489
Management fees	144,810
Custodian fees	1,377
Transfer agent/maintenance fees	25,857
Administration fees	18,522
Professional fees	38,410
12b-1 distribution plan fees	57,332
Directors’ fees	5,875
Other	35,324

Total liabilities	2,238,968

Net assets	$219,445,307

Net assets consist of:
Paid in capital	$245,023,187
Undistributed net investment income	282,642
Accumulated net realized loss on sale of investments	(1,416,557)
Net unrealized depreciation in value of investments	(24,443,965)

Net assets	$219,445,307

Class A:
Capital shares outstanding (unlimited number of shares authorized)	48,377,973
Net assets	$205,908,490
Net asset value and redemption price per share	$4.26

Maximum offering price per share (net asset value divided by 94.25%)	$4.52

Class B:
Capital shares outstanding (unlimited number of shares authorized)	3,007,478
Net assets	$10,621,420
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$3.53

Class C:
Capital shares outstanding (unlimited number of shares authorized)	764,579
Net assets	$2,915,397
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$3.81

*Investments, at cost	$244,452,477

Statement of Operations For the Year Ended September 30, 2008
Investment Income:
Dividends	$4,036,789
Interest	275,675

Total investment income	4,312,464

Expenses:
Management fees	2,145,823
Transfer agent/maintenance fees	577,100
Administration fees	272,408
Custodian fees	15,862
Directors’ fees	20,395
Professional fees	39,255
Reports to shareholders	30,316
Registration fees	39,238
Other expenses	27,862
12b-1 distribution fees - Class A	666,506
12b-1 distribution fees - Class B	154,382
12b-1 distribution fees - Class C	40,689

Total expenses	4,029,836
Less:
Earnings credits applied	(14)

Net expenses	4,029,822

Net investment income	282,642

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	2,760,490
Options written	53,515

Net realized gain	2,814,005

Net unrealized appreciation (depreciation) during the year on:
Investments	(86,550,394)

Net unrealized depreciation	(86,550,394)

Net loss	(83,736,389)

Net decrease in net assets resulting from operations	$(83,453,747)

22	The accompanying notes are an integral part of the financial statements

Statement of Changes in Net Assets	Security Equity Fund Equity Series

	Year Ended September 30, 2008	Year Ended September 30, 2007

Increase (decrease) in net assets from operations:
Net investment income (loss)	$282,642	$(156,727)
Net realized gain during the year on investments	2,814,005	51,607,692
Net unrealized depreciation during the year on investments	(86,550,394)	(11,523,783)

Net increase (decrease) in net assets resulting from operations	(83,453,747)	39,927,182

Distributions to shareholders from:
Net realized gain
Class A	(44,531,074)	(36,813,817)
Class B	(3,113,215)	(2,833,129)
Class C	(746,220)	(617,995)
Return of capital
Class A	(519,229)	–
Class B	(36,300)	–
Class C	(8,701)	–

Total distributions to shareholders	(48,954,739)	(40,264,941)

Capital share transactions:
Proceeds from sale of shares
Class A	9,417,273	22,425,266
Class B	3,123,443	4,149,590
Class C	474,151	664,065
Distributions reinvested
Class A	41,061,178	33,789,629
Class B	3,104,258	2,766,531
Class C	741,250	607,148
Cost of shares redeemed
Class A	(44,578,317)	(104,634,399)
Class B	(7,922,053)	(14,318,878)
Class C	(1,393,138)	(1,927,297)

Net increase (decrease) from capital share transactions	4,028,045	(56,478,345)

Net decrease in net assets	(128,380,441)	(56,816,104)

Net assets:
Beginning of year	347,825,748	404,641,852

End of year	$219,445,307	$347,825,748

Accumulated net investment income at end of year	$282,642	$–

Capital share activity:
Shares sold
Class A	1,742,458	3,287,276
Class B	703,547	699,825
Class C	99,582	105,654
Shares reinvested
Class A	7,806,369	5,073,518
Class B	707,120	479,468
Class C	156,382	98,723
Shares redeemed
Class A	(8,392,906)	(15,274,912)
Class B	(1,784,812)	(2,408,381)
Class C	(295,676)	(307,016)

23	The accompanying notes are an integral part of the financial statements

Financial Highlights Selected data for each share of capital stock outstanding throughout each year	Security Equity Fund Equity Series

Class A	2008[a]	2007	2006	2005	Year Ended September 30, 2004
Per Share Data
Net asset value, beginning of period	$6.84	$6.85	$6.58	$6.50	$5.98
Income (loss) from investment operations:
Net investment income (loss)[b]	0.01	–	(0.01)	0.04	0.01
Net gain (loss) on securities (realized and unrealized)	(1.61)	0.69	0.52	0.49	0.52

Total from investment operations	(1.60)	0.69	0.51	0.53	0.53
Less distributions:
Dividends from net investment income	–	–	(0.04)	–	(0.01)
Distributions from realized gains	(0.97)	(0.70)	(0.20)	(0.45)	–
Return of capital	(0.01)	–	–	–	–

Total distributions	(0.98)	(0.70)	(0.24)	(0.45)	(0.01)
Net asset value, end of period	$4.26	$6.84	$6.85	$6.58	$6.50

Total Return [c]	(26.12%)	10.33%	7.88%	8.20%	8.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$205,908	$322,850	$371,006	$375,280	$391,384
Ratios to average net assets:
Net investment income (loss)	0.15%	0.02%	(0.08%)	0.57%	0.08%
Total expenses[d]	1.36%	1.34%	1.34%	1.30%	1.28%
Net expenses[e]	1.36%	1.34%	1.34%	1.30%	1.28%
Net expenses prior to custodian earning credits and net of expense waivers	1.36%	1.34%	1.34%	1.30%	1.28%
Portfolio turnover rate	111%	20%	34%	32%	28%

Class B	2008[a]	2007	2006	2005	Year Ended September 30, 2004
Per Share Data
Net asset value, beginning of period	$5.89	$6.04	$5.83	$5.85	$5.41
Income (loss) from investment operations:
Net investment loss[b]	(0.03)	(0.04)	(0.05)	(0.01)	(0.04)
Net gain (loss) on securities (realized and unrealized)	(1.35)	0.59	0.46	0.44	0.48

Total from investment operations	(1.38)	0.55	0.41	0.43	0.44
Less distributions:
Distributions from realized gains	(0.97)	(0.70)	(0.20)	(0.45)	–
Return of capital	(0.01)	–	–	–	–

Total distributions	(0.98)	(0.70)	(0.20)	(0.45)	–
Net asset value, end of period	$3.53	$5.89	$6.04	$5.83	$5.85

Total Return [c]	(26.69%)	9.33%	7.16%	7.35%	8.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,621	$19,928	$27,842	$39,962	$49,600
Ratios to average net assets:
Net investment loss	(0.61%)	(0.74%)	(0.83%)	(0.16%)	(0.67%)
Total expenses[d]	2.11%	2.09%	2.09%	2.05%	2.03%
Net expenses[e]	2.11%	2.09%	2.09%	2.05%	2.03%
Net expenses prior to custodian earning credits and net of expense waivers	2.11%	2.09%	2.09%	2.05%	2.03%
Portfolio turnover rate	111%	20%	34%	32%	28%

24	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Equity Series

Class C	2008[a]	2007	2006	2005	Year Ended September 30, 2004
Per Share Data
Net asset value, beginning of period	$6.28	$6.39	$6.16	$6.16	$5.69
Income (loss) from investment operations:
Net investment loss[b]	(0.03)	(0.05)	(0.05)	(0.01)	(0.04)
Net gain (loss) on securities (realized and unrealized)	(1.46)	0.64	0.48	0.46	0.51

Total from investment operations	(1.49)	0.59	0.43	0.45	0.47
Less distributions:
Distributions from realized gains	(0.97)	(0.70)	(0.20)	(0.45)	–
Return of capital	(0.01)	–	–	–	–

Total distributions	(0.98)	(0.70)	(0.20)	(0.45)	–
Net asset value, end of period	$3.81	$6.28	$6.39	$6.16	$6.16

Total Return [c]	(26.79%)	9.45%	7.10%	7.32%	8.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,915	$5,048	$5,794	$5,706	$6,329
Ratios to average net assets:
Net investment loss	(0.60%)	(0.73%)	(0.83%)	(0.18%)	(0.67%)
Total expenses[d]	2.11%	2.09%	2.09%	2.05%	2.03%
Net expenses[e]	2.11%	2.09%	2.09%	2.05%	2.03%
Net expenses prior to custodian earning credits and net of expense waivers	2.11%	2.09%	2.09%	2.05%	2.03%
Portfolio turnover rate	111%	20%	34%	32%	28%

a Significant variation in the portfolio turnover rate is due to the Investment Manager’s appointment of new portfolio managers for the series.

b Net investment income (loss) was computed using average shares outstanding throughout the period.

c Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.

d Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

e Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

25	The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

26

Managers’ Commentary November 14, 2008	Security Equity Fund Global Series (unaudited)

To Our Shareholders:

For the fiscal year ended September 30, 2008, the Security Equity Fund Global Series Class A shares outperformed its benchmark, the MSCI World Index,
–25.16%1 to –26.05%, while the peer group was down
–27.47%. In the difficult and volatile market environment characterizing the 12-month period, all sectors posted negative returns.

At the core of the investment management team’s philosophy is the idea that excess return opportunities exist in global stock markets and can be identified and captured at the security level, regardless of country, region, or sector. Portfolio managers John Boich, Scott Klimo, and David Whittall lead the global equities team. In addition to the team’s extensive experience, other competitive advantages include the execution of in-depth fundamental research using a proprietary database that provides a unique perspective of the world, a proprietary risk management module, and a well-defined and disciplined investment process.

Consumer Discretionary and Industrials Top Performers

The best performing sector in the Series was consumer discretionary. While it had a negative return of approximately –13%, the stock selection was much better than the –30% loss for the Series’ benchmark. Marvel Entertainment, Inc. was the leading performer for the portfolio in the sector.

The industrials sector was a positive factor on the portfolio due to stock selection. While the sector was overweight relative to the benchmark, the loss of –21% was not as severe as the –29% decline for the benchmark. Wabtec Corporation and Lockheed Martin Corporation were the portfolio’s best performers in the sector.

Materials helped limit Series losses due to a large underweight position relative to the benchmark in a hard hit sector.

Financials and Energy Disappoint

While every sector detracted from performance during the period, the Series’ financials sector caused the most damage. Even though the sector was a large underweight relative to the benchmark, stock selection was the cause of the –43% decline against the –35% loss for the benchmark. National City Corporation and Anglo Irish Bank Corporation, plc were the major culprits affecting return.

The energy sector was equally dismal as the Series lost –39%, more than double the –18% loss for the benchmark. The Series had a large underweight position in the sector but stock selection pulled performance down. Bumi Resources Tbk PT, Valero Energy Corporation, and Consol Energy, Inc., led the decline for the Series.

2009 Market Outlook

The decline in the global economy has been the result of the intensification of the financial crisis, clearly now having spread to economies around the world. The process of deleveraging among financial institutions will take time. While inflation becomes less of a worry, oil prices continue to decline on a global contraction of demand, and short-term rates for overnight borrowing between business return to more normal levels, there is not an expectation of a quick turnaround.

The current market environment is a reminder for investors to assess their overall financial plan. An investor’s overall strategy should include proper diversification and be in alignment with their risk tolerance, time horizon, and goals. One of the key objectives of Security Global Investors is to provide professional, risk-managed investment portfolios that give shareholders the benefits of diversification and performance returns to help meet their goals over the long-term.

We appreciate your confidence and trust. We will continue to seek out the best individual prospects from around the globe for the Series.

Sincerely,

John Boich, Scott Klimo, David Whittall

Senior Portfolio Managers

1 Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares. Investment in international securities entail greater risks than investment in domestic securities.

27

Performance Summary September 30, 2008	Security Equity Fund Global Series (unaudited)

PERFORMANCE

$10,000 Over Ten Years

This chart assumes a $10,000 investment in Class A shares of Global Series on September 30, 1998, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The MSCI World Index is an unmanaged capitalization-weighted index that is designed to measure global developed market equity performance.

Portfolio Composition by Sector as of 9-30-08
Consumer Discretionary	9.93%
Consumer Staples	13.74
Energy	4.54
Financials	16.45
Health Care	17.15
Industrials	19.09
Information Technology	11.38
Materials	1.06
Telecommunication Services	2.40
Utilities	2.88
Short Term Investments	3.25
Liabilities, Less Cash & Other Assets	(1.87)
Total Net Assets	100.00%

Average Annual Returns
Periods Ended 9-30-08	1 Year	5 Years	10 Years	Since Inception (1-29-99)
A Shares	(25.16%)	8.62%	8.63%	–
A Shares with sales charge	(29.45%)	7.34%	7.98%	–
B Shares	(24.91%)	8.48%	8.26%	–
B Shares with CDSC	(27.30%)	8.24%	8.26%	–
C Shares	(25.69%)	7.80%	–	5.90%
C Shares with CDSC	(26.16%)	7.80%	–	5.90%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.

28	The accompanying notes are an integral part of the financial statements

Performance Summary September 30, 2008	Security Equity Fund Global Series (unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2008 through September 30, 2008.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008[1]	Expenses Paid During Period[2]

Global Series - Class A
Actual	$1,000.00	$832.66	$7.83
Hypothetical	1,000.00	1,016.45	8.62
Global Series - Class B
Actual	1,000.00	834.10	6.69
Hypothetical	1,000.00	1,017.70	7.36
Global Series - Class C
Actual	1,000.00	829.36	11.25
Hypothetical	1,000.00	1,012.70	12.38

1 The actual ending account value is based on the actual total return of the Series for the period April 1, 2008 to September 30, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2008 to September 30, 2008 was (16.73%), (16.59%) and (17.06%), for Class A, B, and C shares, respectively.

2 Expenses are equal to the Series annualized expense ratio (1.71%, 1.46% and 2.46% for Class A, B, and C shares, respectively), net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

29

Schedule of Investments September 30, 2008	Security Equity Fund Global Series

	Shares	Value
COMMON STOCKS - 98.6%
Bermuda - 6.2%
Accenture, Ltd.	64,574	$2,453,812
Aspen Insurance Holdings, Ltd.	34,930	960,575
Foster Wheeler, Ltd. *	85,990	3,105,099
Max Capital Group, Ltd.	17,300	401,879

		6,921,365

Brazil - 1.9%
BM&F BOVESPA S.A.	487,517	2,144,902

Cayman Islands - 2.7%
Herbalife, Ltd.	21,817	862,208
Shanda Interactive Entertainment, Ltd. ADR *	84,148	2,149,981

		3,012,189

China - 1.9%
ZTE Corporation [1]	574,000	2,174,141

France - 2.0%
France Telecom S.A. [1]	14,394	403,450
UBISOFT Entertainment 1,*	26,769	1,860,827

		2,264,277

Germany - 0.8%
Adidas AG [1]	17,642	941,740

Hong Kong - 3.3%
Link REIT [1,2]	1,753,144	3,644,263

Indonesia - 1.2%
Bumi Resources Tbk PT [1]	4,124,730	1,372,049

Ireland - 1.6%
Anglo Irish Bank Corporation plc [1]	319,945	1,813,614

Israel - 1.0%
Check Point Software Technologies *	50,769	1,154,487

Italy - 2.3%
Unione di Banche Italiane SCPA [1]	115,111	2,519,856

Japan - 8.3%
Astellas Pharma, Inc. [1]	21,883	918,557
Hosiden Corporation [1]	65,482	942,204
JGC Corporation [1]	179,460	2,876,167
Kirin Holdings Company, Ltd. [1]	68,384	897,571
Kyushu Electric Power Company, Inc. [1]	43,602	907,927
Suzuken Company, Ltd. [1]	29,798	904,586
Takeda Pharmaceutical Company, Ltd. [1]	18,200	915,434
West Japan Railway Company [1]	216	924,060

		9,286,506

Jersey - 1.1%
Randgold Resources, Ltd. ADR	28,995	1,189,665

	Shares	Value
COMMON STOCKS (continued)
Norway - 0.7%
Orkla ASA [1]	84,900	$780,786

Singapore - 2.2%
Singapore Press Holdings, Ltd. [1]	899,521	2,509,727

South Africa - 2.0%
Aveng, Ltd. [1]	291,900	2,221,586

Spain - 0.5%
Endesa S.A. [1]	15,663	571,918

Switzerland - 6.3%
ACE, Ltd.	42,266	2,287,859
Actelion, Ltd. 1,*	17,622	907,712
Lonza Group AG [1]	23,198	2,909,647
Novartis AG [1]	17,002	894,829

		7,000,047

United Kingdom- 8.2%
Cadbury plc [1]	277,143	2,801,643
GlaxoSmithKline plc [1]	41,342	895,145
Imperial Tobacco Group plc [1]	116,074	3,726,330
Standard Chartered plc [1]	70,762	1,740,294

		9,163,412

United States - 44.4%
Altria Group, Inc.	127,471	2,529,024
Amgen, Inc. *	15,041	891,480
Anadarko Petroleum Corporation	21,666	1,051,018
AO Smith Corporation	21,379	837,843
AT&T, Inc.	81,687	2,280,701
Biogen Idec, Inc. *	18,581	934,438
BJ’s Wholesale Club, Inc. *	16,481	640,452
Bob Evans Farms, Inc.	33,871	924,340
CA, Inc.	147,656	2,947,214
CKE Restaurants, Inc.	34,900	369,940
Consol Energy, Inc.	57,235	2,626,514
Constellation Energy Group, Inc.	35,500	862,650
Family Dollar Stores, Inc.	34,500	817,650
Forest Laboratories, Inc. *	32,756	926,340
General Electric Company	36,700	935,850
Jarden Corporation *	125,710	2,947,900
Johnson & Johnson	52,496	3,636,922
Joy Global, Inc.	70,803	3,196,047
Kroger Company	23,600	648,528
Lincare Holdings, Inc. *	28,153	847,124
Lockheed Martin Corporation	33,899	3,717,703
Magellan Health Services, Inc. *	22,000	903,320
Millipore Corporation *	12,674	871,971
National City Corporation	743,740	1,301,545
Oil States International, Inc. *	964	34,077
OSI Pharmaceuticals, Inc. *	20,307	1,000,933
Philip Morris International, Inc.	48,797	2,347,135
RadioShack Corporation	50,365	870,307
Reinsurance Group of America, Inc.	19,312	1,042,848
Ross Stores, Inc.	24,168	889,624
Sovereign Bancorp, Inc.	139,390	550,591
TECO Energy, Inc.	55,806	877,828
TJX Companies, Inc.	27,815	848,914
Trinity Industries, Inc.	39,540	1,017,364

30	The accompanying notes are an integral part of the financial statements

Schedule of Investments September 30, 2008	Security Equity Fund Global Series

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Varian Medical Systems, Inc. *	14,800	$845,524
Wal-Mart Stores, Inc.	15,500	928,295
Watts Water Technologies, Inc.	29,885	817,355

		49,717,309
TOTAL COMMON STOCKS
(Cost 126,453,409)		$110,403,839
	Principal Amount	Value
SHORT TERM INVESTMENTS - 3.3%
State Street Treasury Money Market Fund	$3,643,319	$3,643,319
TOTAL SHORT TERM INVESTMENTS
(Cost $3,643,319)		$3,643,319
Total Investments - 101.9%		$114,047,158
(cost $130,096,728)
Liabilities, Less Cash & Other Assets - (1.9%)		(2,095,895)

Total Net Assets - 100.0%		$111,951,263

INVESTMENT CONCENTRATION
At September 30, 2008, the investment diversification of the Series was as follows:
Industry	% of Net Assets	Value
Tobacco	7.6%	$8,602,489
Construction & Engineering	7.3	8,202,852
Pharmaceuticals	7.3	8,187,227
Diversified Banks	5.4	6,073,764
Construction & Farm Machinery & Heavy Trucks	3.8	4,213,411
Systems Software	3.7	4,101,701
Home Entertainment Software	3.6	4,010,808
Coal & Consumable Fuels	3.6	3,998,563
Life Sciences Tools & Services	3.4	3,781,618
Biotechnology	3.3	3,734,563
Aerospace & Defense	3.3	3,717,703
Retail REIT’s	3.3	3,644,263
Money Markets	3.3	3,643,319
Property & Casualty Insurance	2.9	3,248,434
Housewares & Specialties	2.6	2,947,900
Packaged Foods & Meats	2.5	2,801,643
Integrated Telecommunication Services	2.4	2,684,151
Publishing	2.2	2,509,727
IT Consulting & Other Services	2.2	2,453,812
Communications Equipment	1.9	2,174,141
Specialized Finance	1.9	2,144,902
Apparel Retail	1.6	1,738,538
Industrial Conglomerates	1.5	1,716,636
Hypermarkets & Super Centers	1.4	1,568,747
Electric Utilities	1.3	1,479,845
Reinsurance	1.3	1,444,727
Regional Banks	1.2	1,301,545
Restaurants	1.2	1,294,280
Gold	1.1	1,189,665
Oil & Gas Exploration & Production	0.9	1,051,018
Electronic Components	0.8	942,204
Apparel, Accessories & Luxury Goods	0.8	941,740
Railroads	0.8	924,060

INVESTMENT CONCENTRATION (continued)
Industry	% of Net Assets	Value
Health Care Distributors	0.8%	$904,586
Managed Health Care	0.8	903,320
Brewers	0.8	897,571
Multi-Utilities	0.8	877,828
Computer & Electronics Retail	0.8	870,307
Independent Power Producers & Energy Traders	0.8	862,650
Personal Products	0.8	862,208
Health Care Services	0.8	847,124
Health Care Equipment	0.8	845,524
Electrical Components & Equipment	0.8	837,843
General Merchandise Stores	0.7	817,650
Industrial Machinery	0.7	817,355
Food Retail	0.6	648,528
Thrifts & Mortgage Finance	0.5	550,591
Oil & Gas Equipment & Services	0.0	34,077

Total Investments	101.9	$114,047,158

For federal income tax purposes the identified cost of investments owned at September 30, 2008 was $132,714,847.

ADR	American Depositary Receipt
plc	Public Limited Company
REIT	Real Estate Investment Trust

* Non-income producing security

1 Security was subject to the fair value trigger at September 30, 2008. The total market value of fair valued securities amounts to $43,976,063, (cost $50,365,246) or 39.3% of total net assets.

2 Security is a PFIC (Passive Foreign Investment Company)

31	The accompanying notes are an integral part of the financial statements

Security Equity Fund

Global Series

Statement of Assets and Liabilities
September 30, 2008
Assets:
Investments, at value*	$114,047,158
Cash	275,774
Cash denominated in a foreign currency, at value**	162,380
Receivables:
Fund shares sold	81,181
Securities sold	5,357,641
Interest	11,041
Dividends	266,341
Foreign taxes recoverable	38,160
Prepaid expenses	21,777

Total assets	120,261,453

Liabilities:
Payable for:
Securities purchased	7,961,774
Fund shares redeemed	145,366
Management fees	102,162
Transfer agent/maintenance fees	14,516
Administration fees	17,574
Professional fees	25,000
12b-1 distribution plan fees	27,391
Directors’ fees	2,000
Other	14,407

Total liabilities	8,310,190

Net assets	$111,951,263

Net assets consist of:
Paid in capital	$151,750,283
Accumulated net investment loss	(337,933)
Accumulated net realized loss on sale of investments and foreign currency transactions	(23,464,704)
Net unrealized depreciation in value of investments and translation of assets and liabilities in foreign currencies	(15,996,383)

Net assets	$111,951,263

Class A:
Capital shares outstanding (unlimited number of shares authorized)	8,576,201
Net assets	$88,782,372
Net asset value and redemption price per share	$10.35

Maximum offering price per share (net asset value divided by 94.25%)	$10.98

Class B:
Capital shares outstanding (unlimited number of shares authorized)	1,691,159
Net assets	$15,302,611
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.05

Class C:
Capital shares outstanding (unlimited number of shares authorized)	869,968
Net assets	$7,866,280
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.04

*Investments, at cost	$130,096,728
**Cash denominated in a foreign currency, at cost	157,734

Statement of Operations
For the Year Ended September 30, 2008
Investment Income:
Dividends (net of foreign withholding tax of $115,046)	$3,219,239
Interest	174,632

Total investment income	3,393,871

Expenses:
Management fees	1,663,225
Transfer agent/maintenance fees	301,720
Administration fees	255,706
Custodian fees	102,900
Directors’ fees	10,819
Professional fees	39,185
Reports to shareholders	34,842
Registration fees	41,225
Other expenses	11,244
12b-1 distribution fees - Class A	326,743
12b-1 distribution fees - Class C	110,697

Total expenses	2,898,306
Less:
Earnings credits applied	(24,713)

Net expenses	2,873,593

Net investment income	520,278

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(16,600,661)
Foreign currency transactions	(473,302)

Net realized loss	(17,073,963)

Net unrealized appreciation (depreciation) during the year on:
Investments	(24,915,052)
Translation of assets and liabilities in foreign currencies	46,255

Net unrealized depreciation	(24,868,797)

Net loss	(41,942,760)

Net decrease in net assets resulting from operations	$(41,422,482)

32	The accompanying notes are an integral part of the financial statements

Security Equity Fund Global Series
Statement of Changes in Net Assets

	Year Ended September 30, 2008	Year Ended September 30, 2007

Increase (decrease) in net assets from operations:
Net investment income	$520,278	$494,177
Net realized gain (loss) during the year on investments and foreign currency transactions	(17,073,963)	60,286,278
Net unrealized depreciation during the year on investments and translation of assets and liabilities in foreign currencies	(24,868,797)	(28,623,037)

Net increase (decrease) in net assets resulting from operations	(41,422,482)	32,157,418

Distributions to shareholders from:
Net investment income
Class A	(256,485)	–
Class B	(137,990)	–
Net realized gain
Class A	(47,919,890)	(17,339,157)
Class B	(10,546,794)	(3,994,738)
Class C	(4,424,426)	(1,528,583)

Total distributions to shareholders	(63,285,585)	(22,862,478)

Capital share transactions:
Proceeds from sale of shares
Class A	29,605,642	48,735,358
Class B	4,778,339	5,700,956
Class C	2,736,093	2,621,539
Distributions reinvested
Class A	47,766,576	17,194,918
Class B	10,521,908	3,949,911
Class C	4,347,344	1,493,247
Cost of shares redeemed
Class A	(52,959,002)	(47,413,380)
Class B	(13,096,148)	(8,829,233)
Class C	(4,307,780)	(2,513,425)

Net increase from capital share transactions	29,392,972	20,939,891

Net increase (decrease) in net assets	(75,315,095)	30,234,831

Net assets:
Beginning of year	187,266,358	157,031,527

End of year	$111,951,263	$187,266,358

Accumulated net investment loss at end of year	$(337,933)	$(282,912)

Capital share activity:
Shares sold
Class A	2,084,793	2,436,280
Class B	352,156	311,989
Class C	213,727	144,145
Shares reinvested
Class A	3,504,518	922,474
Class B	884,938	231,666
Class C	363,187	86,716
Shares redeemed
Class A	(4,030,409)	(2,406,454)
Class B	(1,109,871)	(492,573)
Class C	(362,050)	(139,656)

33	The accompanying notes are an integral part of the financial statements

Financial Highlights Selected data for each share of capital stock outstanding throughout each year	Security Equity Fund Global Series

					Year Ended September 30,
Class A	2008[a]	2007[a,b]	2006	2005	2004[c]
Per Share Data
Net asset value, beginning of period	$20.69	$19.65	$17.47	$13.93	$11.68
Income (loss) from investment operations:
Net investment income (loss)[d]	0.05	0.06	(0.03)	(0.02)	(0.03)
Net gain (loss) on securities (realized and unrealized)	(3.63)	3.60	2.21	3.56	2.28
Total from investment operations	(3.58)	3.66	2.18	3.54	2.25
Less distributions:
Dividends from net investment income	(0.04)	–	–	–	–
Distributions from realized gains	(6.72)	(2.62)	–	–	–
Total distributions	(6.76)	(2.62)	–	–	–
Net asset value, end of period	$10.35	$20.69	$19.65	$17.47	$13.93

Total Return [e]	(25.16%)	20.07%	12.48%	25.41%	19.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$88,782	$145,158	$119,176	$127,970	$98,450
Ratios to average net assets:
Net investment income (loss)	0.33%	0.29%	(0.17%)	(0.14%)	(0.20%)
Total expenses[f]	1.73%	1.69%	1.75%	1.73%	1.79%
Net expenses[g]	1.72%	1.69%	1.75%	1.73%	1.79%
Net expenses prior to custodian earning credits and net of expense waivers	1.73%	1.69%	1.75%	1.73%	1.79%
Portfolio turnover rate	280%	162%	28%	31%	25%

					Year Ended September 30,
Class B	2008[a,h]	2007[a,b,h]	2006[h]	2005[h]	2004[c]
Per Share Data
Net asset value, beginning of period	$18.96	$18.17	$16.12	$12.93	$10.93
Income (loss) from investment operations:
Net investment income (loss)[d]	0.07	0.09	0.02	(0.12)	(0.13)
Net gain (loss) on securities (realized and unrealized)	(3.17)	3.32	2.03	3.31	2.13
Total from investment operations	(3.10)	3.41	2.05	3.19	2.00
Less distributions:
Dividends from net investment income	(0.09)	–	–	–	–
Distributions from realized gains	(6.72)	(2.62)	–	–	–
Total distributions	(6.81)	(2.62)	–	–	–
Net asset value, end of period	$9.05	$18.96	$18.17	$16.12	$12.93

Total Return [e]	(24.91%)	20.36%	12.72%	24.67%	18.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,303	$29,659	$27,494	$28,999	$28,360
Ratios to average net assets:
Net investment income (loss)	0.55%	0.50%	0.11%	(0.80%)	(1.00%)
Total expenses[f]	1.48%	1.44%	1.50%	2.38%	2.54%
Net expenses[g]	1.47%	1.44%	1.50%	2.38%	2.54%
Net expenses prior to custodian earning credits and net of expense waivers	1.48%	1.44%	1.50%	2.38%	2.54%
Portfolio turnover rate	280%	162%	28%	31%	25%

34	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Global Series

Class C	2008[a]	2007[b]	2006	2005	Year Ended September 30, 2004[c]
Per Share Data
Net asset value, beginning of period	$19.00	$18.37	$16.46	$13.22	$11.17
Income (loss) from investment operations:
Net investment loss[d]	(0.05)	(0.09)	(0.15)	(0.13)	(0.13)
Net gain (loss) on securities (realized and unrealized)	(3.18)	3.34	2.06	3.37	2.18
Total from investment operations	(3.23)	3.25	1.91	3.24	2.05
Less distributions:
Distributions from realized gains	(6.73)	(2.62)	–	–	–
Total distributions	(6.73)	(2.62)	–	–	–
Net asset value, end of period	$9.04	$19.00	$18.37	$16.46	$13.22

Total Return [e]	(25.69%)	19.14%	11.60%	24.51%	18.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,866	$12,449	$10,361	$8,841	$7,557
Ratios to average net assets:
Net investment loss	(0.44%)	(0.48%)	(0.87%)	(0.90%)	(1.02%)
Total expenses[f]	2.49%	2.44%	2.51%	2.48%	2.54%
Net expenses[g]	2.47%	2.44%	2.50%	2.48%	2.54%
Net expenses prior to custodian earning credits and net of expense waivers	2.49%	2.44%	2.51%	2.48%	2.54%
Portfolio turnover rate	280%	162%	28%	31%	25%

a Significant variation in the portfolio turnover rate is due to the re-alignment of the Series’ portfolio following the appointment of Security Global Investors, LLC (SGI) as sub-advisor.

b SGI became the sub-advisor of the Global Series effective August 1, 2007. Prior to August 1, 2007, Security Investors (SI) paid Oppenheimer Funds for sub-advisory services.

c The financial highlights for the Global Series exclude the historical financial highlights of the International Series Class A, B and C shares. The assets of the International Series were acquired by the Global Series on October 3, 2003.

d Net investment income (loss) was computed using average shares outstanding throughout the period.

e Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.

f Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

g Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

h Effective August 25, 2005, Class B shares ceased charging 12b-1 fees in accordance with FINRA sales cap regulations. Per share information reflects this change. This fee will be reinstated when sales exceed the sales cap limit.

35	The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

36

Managers’ Commentary November 14, 2008	Security Equity Fund Global Institutional Series (unaudited)

To Our Shareholders:

From inception on July 11, 2008 through September 30, 2008, the Security Equity Fund Global Institutional Series underperformed its benchmark, the MSCI World Index, –13.30%1 to –11.73%. In the difficult and volatile market environment characterizing the abbreviated period, all sectors posted negative returns.

The global equity team’s investment philosophy is that excess return opportunities exist in global stock markets and can be identified and captured at the security level, regardless of country, region, or sector. Portfolio managers John Boich, Scott Klimo, and David Whittall lead the global equities team. In addition to the team’s extensive experience, other competitive advantages include the execution of in-depth fundamental research using a proprietary database that provides a unique perspective of the world, a proprietary risk management module, and a well-defined and disciplined investment process.

Materials and Health Care Top Performers

The Series’ biggest contributor to performance was through the materials sector, simply by not being in the worst performing sector in the benchmark. While the MSCI World Index had a 7% weight in the sector, the portfolio had just a fraction of 1%. The only position in the portfolio for the sector was Schnitzer Steel Industries, Inc. While the holding did not fare well, the small allocation greatly limited the potential damage.

The health care sector benefited from a sizable overweight position and slightly better performance, on a relative basis, than the benchmark. With the portfolio’s sector declining –3%, versus –4% loss for the benchmark, the benefit to the portfolio came mostly from the overweight allocation. The strongest performers for the Series were Johnson & Johnson and Amgen, Inc.

The industrials sector added relative performance to the Series as selected stocks lost less than those in the benchmark. The return for the sector in the portfolio was a negative –11%, while the benchmark dropped –14%. Gainers for the portfolio included Lockheed Martin Corporation and AO Smith Corporation.

Financials and Consumer Staples Disappoint

While every sector detracted from performance during the period, the portfolio’s financials sector caused the most damage. A large underweight allocation relative to the benchmark (more than 50% less), combined with poor stock selection, were the causes for a –19% decline against just a –3% loss for the benchmark. National City Corporation, BM&F Bovespa, S.A., and Sovereign Bancorp, Inc. were the major culprits affecting return.

Underperforming stock selection in the consumer staples sector decreased portfolio performance with a –11% loss against a –1% decline in the benchmark. Unforeseeable issues with the products of China Mengniu Dairy Company, Ltd. led to that stock’s –65% plummet. Holdings in Cadbury, PLC and Philip Morris International, Inc. pulled down returns.

2009 Market Outlook

The decline in the global economy has been the result of the intensification of the financial crisis, clearly now having spread to economies around the world. The process of de-leveraging among financial institutions will take time. While inflation becomes less of a worry, oil prices continue to decline on a global contraction of demand, and short-term rates for overnight borrowing between business return to more normal levels, there is not an expectation of a quick turnaround.

The current market environment is a reminder for investors to assess their overall financial plan. An investor’s overall strategy should include proper diversification and be in alignment with their risk tolerance, time horizon, and goals. One of the key objectives of Security Global Investors is to provide professional, risk-managed investment portfolios that give shareholders the benefits of diversification and performance returns to help meet their goals over the long-term.

We appreciate your confidence and trust. We will continue to seek out the best individual prospects from around the globe for the Series.

Sincerely,

John Boich, Scott Klimo, David Whittall

Senior Portfolio Managers

1 Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares. Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waivers, the performance quoted would be reduced. Investment in international securities entail greater risks than investment in domestic securities.

37

Performance Summary September 30, 2008	Security Equity Fund Global Institutional Series (unaudited)

PERFORMANCE

$10,000 Since Inception

This chart assumes a $10,000 investment in shares of Global Institutional Series on July 11, 2008 (date of inception), and reflects the fees and expenses of the Series and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The MSCI World Index is an unmanaged capitalization-weighted index that is designed to measure global developed market equity performance.

Average Annual Returns
Periods Ended 9-30-08	Since Inception (7-11-08)
Global Institutional Series	(13.30%)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.

Portfolio Composition by Sector as of 9-30-08
Consumer Discretionary	9.86%
Consumer Staples	13.66
Energy	4.54
Financials	16.44
Health Care	17.10
Industrials	18.12
Information Technology	12.30
Materials	1.07
Telecommunication Services	2.39
Utilities	2.86
Short Term Investments	3.25
Liabilities, Less Cash & Other Assets	(1.59)
Total Net Assets	100.00%

38	The accompanying notes are an integral part of the financial statements

Performance Summary September 30, 2008	Security Equity Fund Global Institutional Series (unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 11, 2008 (commencement of operations) through September 30, 2008.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Series Expenses
	Beginning Account Value 7/11/2008*	Ending Account Value 9/30/2008[1]	Expenses Paid During Period[2]
Global Institutional Series
Actual	$1,000.00	$867.00	$2.38
Hypothetical	1,000.00	1,008.52	2.56

*	Commencement of operations

1 The actual ending account value is based on the actual total return of the Series for the period July 11, 2008 (commencement of operations) to September 30, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 11, 2008 (commencement of operations) to September 30, 2008 was (13.30%).

2 Expenses are equal to the Series annualized expense ratio of 1.15%, net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 81/366 (to reflect the period since commencement of operations).

39

Schedule of Investments September 30, 2008	Security Equity Fund Global Institutional Series

	Shares	Value
COMMON STOCKS - 98.3%
Bermuda - 6.2%
Accenture, Ltd.	4,268	$162,184
Aspen Insurance Holdings, Ltd.	2,320	63,800
Foster Wheeler, Ltd. *	5,685	205,285
Max Capital Group, Ltd.	1,100	25,553

		456,822

Brazil - 1.9%
BM&F BOVESPA S.A.	32,317	142,183

Cayman Islands - 2.7%
Herbalife, Ltd.	1,400	55,328
Shanda Interactive Entertainment, Ltd. ADR *	5,562	142,109

		197,437

China - 2.0%
ZTE Corporation [1]	38,000	143,933

France - 2.0%
France Telecom S.A. [1]	950	26,628
UBISOFT Entertainment 1,*	1,771	123,109

		149,737

Germany - 0.8%
Adidas AG [1]	1,172	62,562

Hong Kong - 3.2%
Link REIT [1,2]	113,900	236,764

Indonesia - 1.2%
Bumi Resources Tbk PT [1]	271,551	90,329

Ireland - 1.6%
Anglo Irish Bank Corporation plc [1]	21,130	119,776

Israel - 1.0%
Check Point Software Technologies *	3,370	76,634

Italy - 2.3%
Unione di Banche Italiane SCPA [1]	7,581	165,953

Japan - 8.1%
Astellas Pharma, Inc. [1]	1,405	58,976
Hosiden Corporation [1]	4,346	62,533
JGC Corporation [1]	11,302	181,135
Kirin Holdings Company, Ltd. [1]	4,542	59,616
Kyushu Electric Power Company, Inc. [1]	2,899	60,366
Suzuken Company, Ltd. [1]	1,929	58,559
Takeda Pharmaceutical Company, Ltd. [1]	1,200	60,358
West Japan Railway Company [1]	14	59,893

		601,436

Jersey - 1.1%
Randgold Resources, Ltd. ADR	1,920	78,778

	Shares	Value
COMMON STOCKS (continued)
Norway - 0.7%
Orkla ASA [1]	5,600	$51,501

Singapore - 2.2%
Singapore Press Holdings, Ltd. [1]	56,930	158,839

South Africa - 2.0%
Aveng, Ltd. [1]	19,276	146,705

Spain - 0.5%
Endesa S.A. [1]	967	35,309

Switzerland - 6.2%
ACE, Ltd. [1]	2,799	151,510
Actelion, Ltd. 1,*	1,117	57,537
Lonza Group AG [1]	1,531	192,028
Novartis AG [1]	1,123	59,104

		460,179

United Kingdom - 8.1%
Cadbury plc [1]	17,697	178,899
GlaxoSmithKline plc [1]	2,730	59,110
Imperial Tobacco Group plc [1]	7,685	246,713
Standard Chartered plc [1]	4,677	115,024

		599,746

United States - 44.5%
Altria Group, Inc.	8,500	168,639
Amgen, Inc. *	1,000	59,270
Anadarko Petroleum Corporation	1,426	69,175
AO Smith Corporation	1,420	55,650
AT&T, Inc.	5,370	149,930
Biogen Idec, Inc. *	1,229	61,806
BJ’s Wholesale Club, Inc. *	1,018	39,559
Bob Evans Farms, Inc.	2,200	60,038
CA, Inc.	9,886	197,325
CKE Restaurants, Inc.	2,300	24,380
Consol Energy, Inc.	3,783	173,602
Constellation Energy Group, Inc.	2,350	57,105
Family Dollar Stores, Inc.	2,300	54,510
Forest Laboratories, Inc. *	2,163	61,170
General Electric Company	2,400	61,200
Jarden Corporation *	8,325	195,221
Johnson & Johnson	3,475	240,748
Joy Global, Inc.	4,685	211,481
Kroger Company	1,457	40,038
Lincare Holdings, Inc. *	1,842	55,426
Lockheed Martin Corporation	2,230	244,564
Magellan Health Services, Inc. *	1,460	59,948
Millipore Corporation *	816	56,141
National City Corporation	49,185	86,074
Oil States International, Inc. *	64	2,262
OSI Pharmaceuticals, Inc. *	1,349	66,493
Philip Morris International, Inc.	3,280	157,768
RadioShack Corporation	3,345	57,802
Reinsurance Group of America, Inc.	1,300	70,200
Ross Stores, Inc.	1,600	58,896
Sovereign Bancorp, Inc.	9,230	36,459
TECO Energy, Inc.	3,725	58,594
TJX Companies, Inc.	1,824	55,668

40	The accompanying notes are an integral part of the financial statements

Schedule of Investments September 30, 2008	Security Equity Fund Global Institutional Series

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Trinity Industries, Inc.	2,600	$66,898
Varian Medical Systems, Inc. *	975	55,702
Wal-Mart Stores, Inc.	1,030	61,687
Watts Water Technologies, Inc.	1,946	53,223

		3,284,652
TOTAL COMMON STOCKS
(Cost $8,035,865)		$7,259,275
	Principal Amount	Value
SHORT TERM INVESTMENTS - 3.3%
State Street Treasury Money Market Fund	$239,639	$239,639
TOTAL SHORT TERM INVESTMENTS
(Cost $239,639)		$239,639
Total Investments - 101.6%		$7,498,914
(cost $8,275,504)
Liabilities, Less Cash & Other Assets - (1.6%)		(116,915)

Total Net Assets - 100.0%		$7,381,999

INVESTMENT CONCENTRATION
At September 30, 2008, the investment diversification of the Series was as follows:
Industry	% of Net Assets	Value
Tobacco	7.8%	$573,120
Pharmaceuticals	7.3	539,466
Construction & Engineering	7.2	533,125
Diversified Banks	5.4	400,753
Construction & Farm Machinery & Heavy Trucks	3.8	278,379
Systems Software	3.7	273,959
Home Entertainment Software	3.6	265,218
Coal & Consumable Fuels	3.6	263,931
Life Sciences Tools & Services	3.4	248,169
Biotechnology	3.3	245,106
Aerospace & Defense	3.3	244,564
Money Markets	3.3	239,639
Retail REIT’s	3.2	236,764
Property & Casualty Insurance	2.9	215,310
Housewares & Specialties	2.6	195,221
Packaged Foods & Meats	2.4	178,899
Integrated Telecommunication Services	2.4	176,558
IT Consulting & Other Services	2.2	162,184
Publishing	2.2	158,839
Communications Equipment	2.0	143,933
Specialized Finance	1.9	142,183
Apparel Retail	1.6	114,564
Industrial Conglomerates	1.5	112,701
Hypermarkets & Super Centers	1.4	101,246
Reinsurance	1.3	95,753
Electric Utilities	1.3	95,675
Regional Banks	1.2	86,074
Restaurants	1.1	84,418
Gold	1.1	78,778
Oil & Gas Exploration & Production	0.9	69,175
Apparel, Accessories & Luxury Goods	0.8	62,562
Electronic Components	0.8	62,533

INVESTMENT CONCENTRATION (continued)
Industry	% of Net Assets	Value
Managed Health Care	0.8%	$59,948
Railroads	0.8	59,893
Brewers	0.8	59,616
Multi-Utilities	0.8	58,594
Health Care Distributors	0.8	58,559
Computer & Electronics Retail	0.8	57,802
Independent Power Producers & Energy Traders	0.8	57,105
Health Care Equipment	0.8	55,702
Electrical Components & Equipment	0.8	55,650
Health Care Services	0.7	55,426
Personal Products	0.8	55,328
General Merchandise Stores	0.7	54,510
Industrial Machinery	0.7	53,223
Food Retail	0.5	40,038
Thrifts & Mortgage Finance	0.5	36,459
Oil & Gas Equipment & Services	0.0	2,262

Total Investments	101.6	$7,498,914

For federal income tax purposes the identified cost of investments owned at September 30, 2008 was $8,400,952.

ADR	American Depositary Receipt
plc	Public Limited Company

* Non-income producing security

1 Security was subject to the fair value trigger at September 30, 2008. The total market value of fair valued securities amounts to $3,022,769, (cost $3,369,736) or 40.9% of total net assets.

2 Security is a PFIC (Passive Foreign Investment Company)

41	The accompanying notes are an integral part of the financial statements

Security Equity Fund

Global Institutional Series

Statement of Assets and Liabilities
September 30, 2008
Assets:
Investments, at value*	$7,498,914
Cash	60,426
Receivables:
Securities sold	337,986
Interest	813
Dividends	17,101
Security Investors	3,145
Foreign taxes recoverable	53
Prepaid expenses	18,166

Total assets	7,936,604

Liabilities:

Payable for:
Fund shares redeemed	13,612
Securities purchased	521,505
Management fees	6,770
Administration fees	2,516
Transfer agent/maintenance fees	22
Custodian fees	5,505
Directors’ fees	125
Professional fees	4,050
Other fees	500

Total liabilities	554,605

Net assets	$7,381,999

Net assets consist of:
Paid in capital	$8,534,123
Undistributed net investment income	6,957
Accumulated net realized loss on sale of investments and foreign currency transactions	(385,665)
Net unrealized depreciation in value of investments and translation of assets and liabilities in foreign currencies	(773,416)

Net assets	$7,381,999

Capital shares authorized	unlimited
Capital shares outstanding	851,789
Net asset value per share (net assets divided by shares outstanding)	$8.67

*Investments, at cost	$8,275,504

Statement of Operations
For the Period Ended September 30, 2008*
Investment Income:
Dividends (net of foreign withholding tax $1,045)	$29,756
Interest	5,817

Total investment income	35,573

Expenses:
Management fees	18,152
Administration fees	4,223
Transfer agent/maintenance fees	57
Custodian fees	6,000
Directors’ fees	290
Professional fees	4,050
Reports to shareholders	1,052
Registration fees	1,577
Other	274

Total expenses	35,675
Less:
Reimbursement of expenses	(14,800)

Net expenses	20,875

Net investment income	14,698

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the period on:
Investments	(385,665)
Foreign currency transactions	(7,741)

Net realized loss	(393,406)

Net unrealized appreciation (depreciation) during the period on:
Investments	(776,590)
Translation of assets and liabilities in foreign currencies	3,174

Net unrealized depreciation	(773,416)

Net realized and unrealized loss	(1,166,822)

Net decrease in net assets resulting from operations	$(1,152,124)

* For the period July 11, 2008 (commencement of operations) to September 30, 2008.

42	The accompanying notes are an integral part of the financial statements

Security Equity Fund
Statement of Changes in Net Assets	Global Institutional Series

Period Ended September 30, 2008*

Increase (decrease) in net assets from operations:
Net investment income	$14,698
Net realized loss during the period on investments and foreign currency transactions	(393,406)
Net unrealized depreciation during the period on investments and translation of assets and liabilities in foreign currencies	(773,416)

Net decrease in net assets resulting from operations	(1,152,124)

Capital share transactions:
Proceeds from sale of shares	8,934,232
Cost of shares redeemed	(400,109)

Net increase from capital share transactions	8,534,123

Net increase in net assets	7,381,999

Net assets:
Beginning of period	–

End of period	$7,381,999

Undistributed net investment income at end of period	$6,957

Capital share activity:
Shares sold	893,198
Shares redeemed	(41,409)

Total capital share activity	851,789

* For the period July 11, 2008 (commencement of operations) to September 30, 2008.

43	The accompanying notes are an integral part of the financial statements

Financial Highlights Selected data for each share of capital stock outstanding throughout the period	Security Equity Fund Global Institutional Series

Period Ended September 30, 2008[a]
Per Share Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[b]	0.02
Net loss on securities (realized and unrealized)	(1.35)

Total from investment operations	(1.33)
Net asset value, end of period	$8.67

Total Return	(13.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,382

Ratios to average net assets:
Net investment income	0.87%
Total expenses[c]	1.97%
Net expenses[d]	1.15%
Net expenses prior to custodian earnings credits and net of expense waivers	1.15%
Portfolio turnover rate	325%

a Security Global Institutional Series was initially capitalized on July 11, 2008 with a net asset value of $10 per share. Percentage amounts for the period, except total return, have been annualized.

b Net investment income (loss) was computed using average shares outstanding throughout the period.

c Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.

d Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

44	The accompanying notes are an integral part of the financial statements

Manager’s Commentary November 14, 2008	Security Equity Fund
Mid Cap Value Series
(unaudited)

To Our Shareholders:

For the year ended September 30 2008, the Security Equity Fund Mid Cap Value Series lost –12.48%[1]. This exceeded the –15.79% return of the Series’ benchmark, the Russell 2500 Value Index, and the –21.47% median return of the peer group.

Our approach with the Mid Cap Value Series is to seek companies that can increase shareholders’ return on capital. We hold such companies over three to five years to capture long–term improvements in profitability.

The investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.

Consumer Discretionary and Industrials Top Performers

Superior stock selection in the consumer discretionary, industrials, information technology, and consumer staples sectors allowed the Mid Cap Value Series to outperform its benchmark in the difficult annual period. The common theme for the portfolio over the fiscal 12 months was losing less than the benchmark as every sector recorded negative returns. Although the industrials, information technology, and consumer staples sectors were all overweight positions in the portfolio, each performed better than the benchmark sectors.

In the consumer discretionary sector, stock selection held the portfolio’s loss to –15% versus a –26% loss for the benchmark. An underweight position in the hard hit sector helped to lesson the damage. Leading the sector was Leggett & Platt, Inc., with a return of 20% over the period.

Industrials lost –9% relative to a –15% loss for the benchmark. Navigant Consulting, Inc., was the best performing holding with a return of 57% over the period. The portfolio was more than 550 basis points overweight the benchmark in information technology and its holdings performed much better, –17% to –28% for the benchmark. Maxwell Technologies, Inc. was the portfolio’s best performer. Portfolio holdings in consumer staples lost –2%, bettering the –14% loss in the benchmark.

Energy and Health Care Disappoint

Energy was the worst performing sector for the portfolio, as it had a more than double the weight against the benchmark and its holdings lost –25% over the period. The largest losses were from Evergreen Energy, Inc., Global Industries, Ltd., and USEC, Inc.

While the health care sector was a small portion of the portfolio and a large underweight, 3% against the benchmark’s 5%, stock selection lowered overall performance. Holdings for the sector in the portfolio were down –17%, as opposed to just –4% loss for the benchmark. Aspect Medical Systems, Inc. was mostly responsible for the loss.

The financials sector continued to be a large underweight, 18% to 32%, but that allocation detracted from performance as the portfolio outperformed the benchmark on a stock selection basis, –15% to –17%. MBIA, Inc. and Redwood Trust, Inc. were leaders for the sector.

Outlook for 2009

The past fiscal year was one of the most difficult in more than a generation. In challenging times our core philosophy and disciplined process becomes paramount. We continue to use a rigorous fundamental research process to identify strong companies from a risk perspective, companies that can provide earnings sustainability and generate excess cash. As the markets move downward, valuations are becoming more reasonable for long-term value investors, and volatility provides buying opportunities.

On behalf of Security Global Investors, I would like to thank you for trusting your investments and goals with us. As always, we continue to do our best to seek the potential available in small and mid-capitalization companies.

Sincerely,

James P. Schier

Senior Portfolio Manager

1 Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

45

Performance Summary September 30, 2008	Security Equity Fund Mid Cap Value Series (unaudited)

PERFORMANCE

$10,000 Over 10 Years

This chart assumes a $10,000 investment in Class A shares of Mid Cap Value Series on September 30, 1998, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 2500 Value Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation.

Average Annual Returns
Periods Ended 9-30-08	1 Year	5 Years	10 Years	Since Inception (1-29-99)
A Shares	(12.48%)	12.07%	15.40%	–
A Shares with sales charge	(17.52%)	10.75%	14.71%	–
B Shares	(13.14%)	11.23%	14.59%	–
B Shares with CDSC	(16.52%)	10.97%	14.59%	–
C Shares	(13.15%)	11.24%	–	12.76%
C Shares with CDSC	(13.83%)	11.24%	–	12.76%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

Portfolio Composition by Sector as of 9-30-08
Consumer Discretionary	9.12%
Consumer Staples	6.89
Energy	9.18
Financials	14.49
Health Care	4.21
Industrials	13.48
Information Technology	15.44
Materials	5.78
Utilities	10.53
Exchange Traded Funds	2.82
Convertible Bonds	0.91
Commercial Paper	1.08
U.S. Government Sponsored Agencies	6.20
Repurchase Agreement	1.42
Liabilities, Less Cash & Other Assets	(1.55)
Total Net Assets	100.00%

46	The accompanying notes are an integral part of the financial statements

Performance Summary September 30, 2008	Security Equity Fund Mid Cap Value Series (unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2008 through September 30, 2008.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008[1]	Expenses Paid During Period[2]
Mid Cap Value
Series - Class A
Actual	$1,000.00	$1,007.09	$6.87
Hypothetical	1,000.00	1,018.15	6.91
Mid Cap Value
Series - Class B
Actual	1,000.00	1,002.83	10.61
Hypothetical	1,000.00	1,014.40	10.68
Mid Cap Value
Series - Class C
Actual	1,000.00	1,003.15	10.62
Hypothetical	1,000.00	1,014.40	10.68

1 The actual ending account value is based on the actual total return of the Series for the period April 1, 2008 to September 30, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2008 to September 30, 2008 was 0.71%, 0.28% and 0.31%, for Class A, B, and C shares, respectively.

2 Expenses are equal to the Series annualized expense ratio (1.37%, 2.12% and 2.12% for Class A, B, and C shares, respectively), net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

47

Schedule of Investments	Security Equity Fund
September 30, 2008	Mid Cap Value Series

	Shares	Value
COMMON STOCKS - 92.0%
Aerospace & Defense - 0.4%
Argon ST, Inc. *	153,800	$3,612,762

Apparel Retail - 3.7%
Brown Shoe Company, Inc.	876,500	14,357,070
Chico’s FAS, Inc. *	655,360	3,584,819
Talbots, Inc.	1,029,000	13,479,900

		31,421,789

Apparel, Accessories & Luxury Goods - 2.9%
Fossil, Inc. *	236,700	6,682,041
Maidenform Brands, Inc. *	635,900	9,226,909
Oxford Industries, Inc.	318,300	8,221,689

		24,130,639

Application Software - 1.2%
EPIQ Systems, Inc. *	579,250	7,877,800
PLATO Learning, Inc. [1],*	845,700	2,401,788

		10,279,588

Auto Parts & Equipment - 0.1%
HydroGen Corporation 1,2,*	1,260,000	428,400

Biotechnology - 0.3%
Combinatorx, Inc. 1,*	866,300	2,798,149

Building Products - 0.8%
Trex Company, Inc. *	357,200	6,468,892

Coal & Consumable Fuels - 1.5%
Evergreen Energy, Inc. *	3,660,000	3,440,400
USEC, Inc. *	1,667,100	9,019,011

		12,459,411

Communications Equipment - 1.2%
EF Johnson Technologies, Inc. 1,*	870,000	1,087,500
Symmetricom, Inc. 1,*	1,749,270	8,693,872

		9,781,372

Computer Storage & Peripherals - 0.3%
STEC, Inc. *	307,300	2,366,210

Construction & Engineering - 3.4%
Insituform Technologies, Inc. *	822,300	12,301,608
Quanta Services, Inc. 3,*	345,300	9,326,553
URS Corporation *	208,590	7,648,995

		29,277,156

Construction Materials - 0.9%
Eagle Materials, Inc.	318,700	7,129,319

Consumer Finance - 0.7%
First Marblehead Corporation	2,401,800	5,980,482

Data Processing & Outsourced Services - 6.8%
Affiliated Computer Services, Inc. *	527,500	26,707,325
Computer Sciences Corporation *	596,800	23,949,584
Gevity HR, Inc.	809,700	5,894,616

		56,551,525

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities - 5.8%
Allete, Inc.	241,739	$10,757,386
Empire District Electric Company	248,170	5,298,430
Great Plains Energy, Inc.	836,400	18,526,259
Northeast Utilities	378,900	9,718,785
Westar Energy, Inc.	200,000	4,608,000

		48,908,860

Electrical Components & Equipment - 1.2%
Power-One, Inc. 1,2,*	5,626,300	8,158,135
UQM Technologies, Inc. *	517,722	1,475,508

		9,633,643

Electronic Manufacturing Services - 2.1%
Maxwell Technologies, Inc. 1,2,*	1,325,300	17,679,502

Exchange Traded Funds - 2.8%
iShares Russell 2000 Value Index Fund	180,500	12,136,820
iShares S&P MidCap 400	166,300	11,424,810

		23,561,630

Gas Utilities - 1.4%
Atmos Energy Corporation	441,325	11,748,072

Health Care Equipment - 0.3%
Aspect Medical Systems, Inc. *	512,100	2,662,920

Health Care Facilities - 1.6%
Community Health Systems, Inc. *	449,700	13,180,707

Health Care Services - 2.0%
Pediatrix Medical Group, Inc. *	213,100	11,490,352
Providence Service Corporation *	90,000	882,000
RehabCare Group, Inc. *	228,530	4,136,393

		16,508,745

Highways & Railtracks - 0.5%
Quixote Corporation [1,2]	479,100	3,928,620

Home Furnishings - 1.7%
Leggett & Platt, Inc.	668,800	14,573,152

Human Resource & Employment Services - 0.8%
Administaff, Inc. [3]	232,000	6,315,040

Industrial Machinery - 1.9%
Briggs & Stratton Corporation	372,200	6,022,196
Harsco Corporation	230,800	8,583,452
Thermoenergy Corporation 1,*	1,963,964	1,040,901

		15,646,549

Mortgage REIT’s - 0.0%
Bimini Capital Management, Inc. [1,2]	1,474,400	221,160

Multi-Line Insurance - 1.8%
American Financial Group, Inc. [3]	499,850	14,745,575

48	The accompanying notes are an integral part of the financial statements

Schedule of Investments September 30, 2008	Security Equity Fund Mid Cap Value Series

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities - 3.3%
NorthWestern Corporation	564,100	$14,175,833
SCANA Corporation	291,900	11,363,667
TECO Energy, Inc.	115,700	1,819,961

		27,359,461

Oil & Gas Drilling - 1.5%
Helmerich & Payne, Inc.	281,100	12,140,709

Oil & Gas Equipment & Services - 1.5%
Global Industries, Ltd. *	1,759,100	12,208,154

Oil & Gas Exploration & Production - 3.2%
Edge Petroleum Corporation *	89,700	160,563
Goodrich Petroleum Corporation *	89,100	3,883,869
Gulfport Energy Corporation *	664,000	6,673,200
Newfield Exploration Company 6,*	236,400	7,562,436
PetroHawk Energy Corporation *	424,800	9,188,424

		27,468,492

Oil & Gas Refining & Marketing - 0.0%
Nova Biosource Fuels, Inc. *	2,071,100	310,665

Oil & Gas Storage & Transportation - 1.5%
Southern Union Company	590,200	12,187,630

Packaged Foods & Meats - 6.9%
Hormel Foods Corporation [3]	642,300	23,302,644
JM Smucker Company	345,000	17,488,050
Smithfield Foods, Inc. *	740,900	11,765,492
TreeHouse Foods, Inc. 3,*	169,700	5,040,090

		57,596,276

Paper Packaging - 4.0%
Bemis Company, Inc.	710,600	18,560,872
Sonoco Products Company	511,600	15,184,288

		33,745,160

Paper Products - 0.9%
Schweitzer-Mauduit International, Inc.	392,100	7,445,979

Property & Casualty Insurance - 6.3%
Alleghany Corporation *	30,785	11,236,525
Assured Guaranty, Ltd.	342,800	5,573,928
Employers Holdings, Inc.	271,100	4,711,718
Hanover Insurance Group, Inc.	326,900	14,880,488
United America Indemnity, Ltd. *	244,930	3,485,354
W.R. Berkley Corporation	540,700	12,733,485

		52,621,498

Publishing - 0.1%
Valassis Communications, Inc. *	112,100	970,786

Railroads - 0.2%
Kansas City Southern *	42,300	1,876,428

	Shares	Value
COMMON STOCKS (continued)
Regional Banks - 5.7%
Commerce Bancshares, Inc.	394,800	$18,318,720
Old National Bancorp [3]	158,630	3,175,773
Whitney Holding Corporation	134,620	3,264,535
Wilmington Trust Corporation	791,900	22,830,477

		47,589,505

Research & Consulting Services - 2.6%
ICF International, Inc. *	183,240	3,618,990
Navigant Consulting, Inc. *	918,500	18,268,965

		21,887,955

Restaurants - 0.6%
Red Robin Gourmet Burgers, Inc. *	175,500	4,703,400

Security & Alarm Services - 0.8%
GeoEye, Inc. *	305,310	6,756,510

Semiconductor Equipment - 0.7%
Ultratech, Inc. [3],*	476,200	5,762,020

Semiconductors - 3.2%
IXYS Corporation [1,2]	2,410,360	21,910,172
RF Micro Devices, Inc. *	1,614,700	4,714,924

		26,625,096

Trucking - 0.9%
Old Dominion Freight Line, Inc. *	61,790	1,751,129
Saia, Inc. *	413,270	5,488,225

		7,239,354
TOTAL COMMON STOCKS
(cost $891,796,347)		$768,494,947
	Shares	Value
WARRANTS - 0.0%
Lime Energy Company
$1.00, 3/19/2009	4,217	4,824
Nova Biosource Fuels, Inc.
$2.40, 7/5/2011	677,450	77,056
TOTAL WARRANTS
(cost $1,114,337)		$81,880
	Principal Amount	Value
CONVERTIBLE BONDS - 0.9%
Electric Utilities - 0.4%
Power-One, Inc.
8.00%, 2013[4,5]	$4,000,000	$3,291,360

Metals & Minerals - 0.5%
USEC, Inc.
3.00%, 2014	7,600,000	4,313,000

TOTAL CONVERTIBLE BONDS
(cost $11,600,000)		$7,604,360
	Principal Amount	Value
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 6.2%
Federal Home Loan Bank
2.05%, 10/1/2008	$13,800,000	$13,799,999
0.25%, 10/2/2008	6,000,000	5,999,699
1.80%, 10/3/2008	5,000,000	4,999,500
2.15%, 10/7/2008	4,000,000	3,998,567

49	The accompanying notes are an integral part of the financial statements

Schedule of Investments September 30, 2008	Security Equity Fund Mid Cap Value Series

	Principal Amount	Value

U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 6.2% (continued)
2.15%, 10/8/2008	$5,000,000	$4,997,910
0.60%, 10/9/2008	5,000,000	4,997,611
0.75%, 10/10/2008	5,000,000	4,999,063
0.75%, 10/14/2008	4,000,000	3,998,917
2.35%, 10/15/2008	4,000,000	3,997,667
TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES
(cost $51,788,933)		$51,788,933
	Principal Amount	Value
COMMERCIAL PAPER - 1.1%
Electric - 0.6%
Florida Power & Light Company
2.70%, 10/17/2008	$5,000,000	$4,994,444

Financial Companies -
Captive - 0.5%
Caterpillar Financial Services Corporation
2.02%, 10/06/2008	4,000,000	3,998,878

TOTAL COMMERCIAL PAPER (cost $8,993,322)		$8,993,322
	Principal Amount	Value

REPURCHASE AGREEMENT - 1.4%
UMB Financial Corp, 1.46%, dated 9/30/08, matures 10/1/08; repurchase amount $11,878,482 (Collateralized by FHLB, 1/12/09 with a value of $12,115,560)	$11,878,000	$11,878,000

TOTAL REPURCHASE AGREEMENT (cost $11,878,000)		$11,878,000
Total Investments - 101.6%
(cost $977,170,939)		$848,841,442
Liabilities, Less Cash & Other Assets - (1.6)%		(12,964,739)

Total Net Assets - 100.0%		$835,876,703

For federal income tax purposes the identified cost of investments owned at September 30, 2008 was $978,436,973.

* Non-income producing security

1 Security is deemed illiquid. The total market value of illiquid securities is $68,348,199 (cost $117,277,972), or 8.2% of total net assets.

2 Investment in an affiliated issuer. See Note 8 in notes to financial statements.

3 Security is segregated as collateral for open written option contracts.

4 Security was acquired through a private placement.

5 Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $3,291,360 (cost $4,000,000), or 0.4% of total net assets.

6 Portion of security is delayed in delivery due to executing broker’s bankruptcy declaration.

50	The accompanying notes are an integral part of the financial statements

Security Equity Fund

Mid Cap Value Series

Statement of Assets and Liabilities
September 30, 2008
Assets:
Investments in unaffiliated issues, at value*	$796,515,453
Investments in affiliated issues, at value**	52,325,989

Total investments	848,841,442
Cash	3,467,256

Receivables:
Fund shares sold	1,501,883
Securities sold	3,281,168
Interest	114,879
Dividends	2,494,335
Prepaid expenses	34,488

Total assets	859,735,451

Liabilities:
Payable for:
Securities purchased	17,982,472
Fund shares redeemed	1,530,767
Written options, at value (premiums received, $2,492,890)	3,183,350
Management fees	561,140
Custodian fees	7,239
Transfer agent/maintenance fees	74,290
Administration fees	66,561
Professional fees	83,167
12b-1 distribution plan fees	290,060
Directors’ fees	19,185
Other	60,517

Total liabilities	23,858,748

Net assets	$835,876,703

Net assets consist of:
Paid in capital	$877,052,626
Undistributed net investment income	2,696,501
Undistributed net realized gain on sale of investments	85,147,533
Net unrealized depreciation in value of investments	(129,019,957)

Net assets	$835,876,703

Class A:
Capital shares outstanding (unlimited number of shares authorized)	23,092,201
Net assets	$656,044,029
Net asset value and redemption price per share	$28.41

Maximum offering price per share (net asset value divided by 94.25%)	$30.14

Class B:
Capital shares outstanding (unlimited number of shares authorized)	2,683,436
Net assets	$66,641,073
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$24.83

Class C:
Capital shares outstanding (unlimited number of shares authorized)	4,439,919
Net assets	$113,191,601
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$25.49

*Investments in unaffiliated issues, at cost	$884,703,128
**Investments in affiliated issues, at cost	92,467,811

Total cost	$977,170,939

Statement of Operations
For the Year Ended September 30, 2008
Investment Income:
Dividends from securities of unaffiliated issuers	$15,850,892
Dividends from securities of affiliated issuers	191,640
Interest	1,362,319

Total investment income	17,404,851

Expenses:
Management fees	6,597,936
Transfer agent/maintenance fees	1,209,563
Administration fees	774,643
Custodian fees	66,943
Directors’ fees	60,575
Professional fees	104,394
Reports to shareholders	112,248
Registration fees	78,755
Other expenses	66,784
12b-1 distribution fees - Class A	1,488,368
12b-1 distribution fees - Class B	809,874
12b-1 distribution fees - Class C	1,366,775

Total expenses	12,736,858
Less:
Earnings credits applied	(4)

Net expenses	12,736,854

Net investment income	4,667,997

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	106,449,144
Options written	3,826,428

Net realized gain	110,275,572

Net unrealized appreciation (depreciation) during the year on:
Investments	(242,429,996)
Options written	4,160,187

Net unrealized depreciation	(238,269,809)

Net loss	(127,994,237)

Net decrease in net assets resulting from operations	$(123,326,240)

51	The accompanying notes are an integral part of the financial statements

Statement of Changes in Net Assets	Security Equity Fund Mid Cap Value Series

	Year Ended September 30, 2008	Year Ended September 30, 2007

Increase (decrease) in net assets from operations:
Net investment income	$4,667,997	$3,825,424
Net realized gain during the year on investments	110,275,572	154,819,641
Net unrealized depreciation during the year on investments	(238,269,809)	(47,559,940)

Net increase (decrease) in net assets resulting from operations	(123,326,240)	111,085,125

Distributions to shareholders from:
Net investment income
Class A	(2,202,928)	(3,593,992)
Net realized gain
Class A	(121,470,120)	(32,960,688)
Class B	(20,681,946)	(6,506,572)
Class C	(34,476,081)	(9,330,424)

Total distributions to shareholders	(178,831,075)	(52,391,676)

Capital share transactions:
Proceeds from sale of shares
Class A	371,736,030	245,384,311
Class B	5,200,948	14,976,325
Class C	15,042,995	39,616,310
Distributions reinvested
Class A	112,053,902	32,588,871
Class B	19,668,106	6,199,597
Class C	32,802,694	8,812,100
Cost of shares redeemed
Class A	(301,963,588)	(228,752,745)
Class B	(31,210,126)	(30,375,678)
Class C	(55,705,793)	(34,170,836)

Net increase from capital share transactions	167,625,168	54,278,255

Net increase (decrease) in net assets	(134,532,147)	112,971,704

Net assets:
Beginning of year	970,408,850	857,437,146

End of year	$835,876,703	$970,408,850

Accumulated net investment income at end of year	$2,696,501	$231,432

Capital share activity:
Shares sold
Class A	12,267,686	6,118,943
Class B	184,126	409,793
Class C	518,567	1,071,179
Shares reinvested
Class A	3,657,110	840,418
Class B	730,073	176,275
Class C	1,185,925	245,462
Shares redeemed
Class A	(9,688,641)	(5,679,660)
Class B	(1,117,874)	(828,980)
Class C	(1,973,041)	(914,344)

52	The accompanying notes are an integral part of the financial statements

Financial Highlights Selected data for each share of capital stock outstanding throughout each year	Security Equity Fund Mid Cap Value Series

Class A	2008	2007	2006	2005	Year Ended September 30, 2004
Per Share Data
Net asset value, beginning of period	$40.79	$38.27	$36.34	$30.45	$24.48

Income (loss) from investment operations:
Net investment income (loss)[a]	0.25	0.25	0.04	0.01	(0.09)
Net gain (loss) on securities (realized and unrealized)	(4.77)	4.59	3.96	8.16	6.32

Total from investment operations	(4.52)	4.84	4.00	8.17	6.23

Less distributions:
Dividends from net investment income	(0.14)	(0.23)	–	–	–
Distributions from realized gains	(7.72)	(2.09)	(2.07)	(2.28)	(0.26)

Total distributions	(7.86)	(2.32)	(2.07)	(2.28)	(0.26)

Net asset value, end of period	$28.41	$40.79	$38.27	$36.34	$30.45

Total Return [b]	(12.48%)	12.96%	11.44%	27.77%	25.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$656,044	$687,484	$596,074	$373,031	$215,659

Ratios to average net assets:
Net investment income (loss)	0.79%	0.61%	0.10%	0.04%	(0.31%)
Total expenses[c]	1.37%	1.32%	1.36%	1.41%	1.48%
Net expenses[d]	1.37%	1.32%	1.36%	1.41%	1.48%
Net expenses prior to custodian earning credits and net of expense waivers	1.37%	1.32%	1.36%	1.41%	1.48%

Portfolio turnover rate	68%	44%	33%	19%	45%

Class B	2008	2007	2006	2005	Year Ended September 30, 2004
Per Share Data
Net asset value, beginning of period	$36.78	$34.76	$33.43	$28.37	$22.99

Income (loss) from investment operations:
Net investment loss[a]	–	(0.04)	(0.23)	(0.22)	(0.28)
Net gain (loss) on securities (realized and unrealized)	(4.23)	4.15	3.63	7.56	5.92

Total from investment operations	(4.23)	4.11	3.40	7.34	5.64

Less distributions:
Distributions from realized gains	(7.72)	(2.09)	(2.07)	(2.28)	(0.26)

Total distributions	(7.72)	(2.09)	(2.07)	(2.28)	(0.26)

Net asset value, end of period	$24.83	$36.78	$34.76	$33.43	$28.37

Total Return [b]	(13.14%)	12.10%	10.60%	26.83%	24.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$66,641	$106,179	$108,784	$97,664	$74,650

Ratios to average net assets:
Net investment loss	(0.01%)	(0.10%)	(0.68%)	(0.72%)	(1.07%)
Total expenses[c]	2.12%	2.07%	2.11%	2.16%	2.23%
Net expenses[d]	2.12%	2.07%	2.11%	2.16%	2.23%
Net expenses prior to custodian earning credits and net of expense waivers	2.12%	2.07%	2.11%	2.16%	2.23%

Portfolio turnover rate	68%	44%	33%	19%	45%

53	The accompanying notes are an integral part of the financial statements

Financial Highlights Selected data for each share of capital stock outstanding throughout each year	Security Equity Fund Mid Cap Value Series

Class C	2008	2007	2006	2005	Year Ended September 30, 2004
Per Share Data
Net asset value, beginning of period	$37.54	$35.43	$34.03	$28.85	$23.37

Income (loss) from investment operations:
Net investment loss[a]	–	(0.05)	(0.22)	(0.21)	(0.29)
Net gain (loss) on securities (realized and unrealized)	(4.33)	4.25	3.69	7.67	6.03

Total from investment operations	(4.33)	4.20	3.47	7.46	5.74

Less distributions:
Distributions from realized gains	(7.72)	(2.09)	(2.07)	(2.28)	(0.26)

Total distributions	(7.72)	(2.09)	(2.07)	(2.28)	(0.26)

Net asset value, end of period	$25.49	$37.54	$35.43	$34.03	$28.85

Total Return [b]	(13.15%)	12.13%	10.62%	26.80%	24.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$113,192	$176,746	$152,579	$93,887	$54,133

Ratios to average net assets:
Net investment loss	(0.01%)	(0.12%)	(0.65%)	(0.71%)	(1.06%)
Total expenses[c]	2.12%	2.07%	2.11%	2.16%	2.23%
Net expenses[d]	2.12%	2.07%	2.11%	2.16%	2.23%
Net expenses prior to custodian earning credits and net of expense waivers	2.12%	2.07%	2.11%	2.16%	2.23%

Portfolio turnover rate	68%	44%	33%	19%	45%

a Net investment income (loss) was computed using average shares outstanding throughout the period.

b Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.

c Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

d Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

54	The accompanying notes are an integral part of the financial statements

Manager’s Commentary November 14, 2008	Security Equity Fund Mid Cap Value Institutional Series (unaudited)

To Our Shareholders:

From inception on July 11, 2008 through September 30, 2008, the Security Equity Fund Mid Cap Value Institutional Series gained 6.80%[1]. This exceeded the 2.47% return of the Series’ benchmark, the Russell 2500 Value Index.

Our approach with the Mid Cap Value Institutional Series is to seek companies that can increase shareholders’ return on capital. We hold such companies over three to five years to capture long-term improvements in profitability.

The investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a valuation target for each potential investment. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.

Materials and Industrials Top Performers

Superior stock selection in materials, industrials, consumer staples, and consumer discretionary sectors allowed the Mid Cap Value Institutional Series to outperform its benchmark.

While underweight the benchmark, stock selection in materials companies made it the leading sector in the portfolio. As the sector sank -13% for the benchmark, the Series benefited from a positive 8% gain. Holdings in Bemis Company, Inc. and Schweitzer-Mauduit International, Inc. were leaders for the portfolio.

The portfolio held an over weight position in the industrials sector and holdings gained 10% compared to just 2% in the benchmark. Trex Company, Inc., Gevity HR, Inc., and Briggs & Stratton Corporation in this sector provided the boost for the portfolio.

Contributing to returns were holdings in the consumer staples and consumer discretionary sectors. The consumer staples sector was a double weight in the portfolio and returned 16%, versus just 4% for the benchmark. The top performing positions were Long Drug Stores and J.M. Smucker Company. While the portfolio was underweight in consumer discretionary holdings, performance of 28% was nearly twice the benchmark’s 14% return. Top contributors included Leggett & Platt, Inc., and Talbots, Inc.

Information Technology and Energy Disappoint

Hurting the Series was an overweight position in the information technology sector in securities that underperformed those in the benchmark, -8% to -5%. With 16% of total assets, the sector was the second largest in the portfolio. The largest detractor in the sector was IXYS Corporation.

As the bubble in energy began to unwind at about the time of Series inception, both the portfolio and the benchmark lost approximately -31% in the sector. A significant overweight in the portfolio pulled overall performance down. Hardest hit positions in the portfolio included Global Industries, Ltd., Newfield Exploration Company, and Helmerich & Payne, Inc.

The health care sector held down overall performance. While an underweight to the benchmark, stock selection caused a –1% loss for the portfolio against a positive 3% gain for the benchmark. A position in Community Health Systems, Inc. was the determining factor of underperformance.

Outlook for 2009

Recent market conditions indicate that the coming fiscal year will be a difficult investment environment. In challenging times our core philosophy and disciplined process becomes paramount. We continue to use a rigorous fundamental research process to identify strong companies from a risk perspective, companies that can provide earnings sustainability and generate excess cash. As the markets moves downward, valuations are becoming more reasonable for long-term value investors, and volatility provides buying opportunities.

On behalf of Security Global Investors, I would like to thank you for trusting your investments and financial goals with us. We will continue to do our best to identify companies with the greatest potential returns with a focus on risk management.

Sincerely,

James P. Schier

Senior Portfolio Manager

1 Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares. Investment in international securities entail greater risks than investment in domestic securities. Fee waivers and/or reimbursements reduce the Series expenses and in the absence of such waivers, the performance quoted would be reduced.

55

Performance Summary September 30, 2008	Security Equity Fund Mid Cap Value Institutional Series (unaudited)

PERFORMANCE

$10,000 Since Inception

This chart assumes a $10,000 investment in shares of Mid Cap Value Institutional Series on July 11, 2008 (date of Inception) and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 2500 Value Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation.

Average Annual Returns
Periods Ended 9-30-08	Since Inception (7-11-08)
Mid Cap Value Institutional Series	6.80%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.

Portfolio Composition by Sector as of 9-30-08
Consumer Discretionary	9.89%
Consumer Staples	7.16
Energy	9.27
Financials	16.31
Health Care	4.08
Industrials	14.47
Information Technology	17.59
Materials	6.11
Utilities	11.98
Repurchase Agreement	3.45
Liabilities, Less Cash & Other Assets	(0.31)
Total Net Assets	100.00%

56	The accompanying notes are an integral part of the financial statements

Performance Summary September 30, 2008	Security Equity Fund Mid Cap Value Institutional Series (unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 11, 2008 (commencement of operations) through September 30, 2008.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Series Expenses
	Beginning Account Value 7/11/2008*	Ending Account Value 9/30/2008[1]	Expenses Paid During Period[2]
Mid Cap Value Institutional Series
Actual	$1,000.00	$1,068.00	$2.52
Hypothetical	1,000.00	1,008.63	2.44

* Commencement of operations

1 The actual ending account value is based on the actual total return of the Series for the period July 11, 2008 (commencement of operations) to September 30, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 11, 2008 (commencement of operations) to September 30, 2008 was 6.80%.

2 Expenses are equal to the Series annualized expense ratio of 1.10%, net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 81/366 (to reflect the period since commencement of operations).

57

Schedule of Investments September 30, 2008	Security Equity Fund Mid Cap Value Institutional Series

	Shares	Value
COMMON STOCKS - 96.9%
Aerospace & Defense - 0.5%
Argon ST, Inc. *	3,400	$79,866

Apparel Retail - 4.4%
Brown Shoe Company, Inc.	19,800	324,324
Chico’s FAS, Inc. *	12,460	68,156
Talbots, Inc.	28,500	373,350

		765,830

Apparel, Accessories &
Luxury Goods - 3.0%
Fossil, Inc. *	5,500	155,265
Maidenform Brands, Inc. *	13,100	190,081
Oxford Industries, Inc.	6,800	175,644

		520,990

Application Software - 1.1%
EPIQ Systems, Inc. *	13,800	187,680

Biotechnology - 0.3%
Combinatorx, Inc. 1,*	14,800	47,804

Building Products - 1.0%
Trex Company, Inc. *	9,300	168,423

Coal & Consumable Fuels - 2.3%
Evergreen Energy, Inc. *	108,700	102,178
USEC, Inc. *	55,300	299,173

		401,351

Communications Equipment - 1.4%
Symmetricom, Inc. [1],*	50,800	252,476

Computer Storage &
Peripherals - 0.4%
STEC, Inc. *	8,200	63,140

Construction & Engineering - 3.7%
Insituform Technologies, Inc. *	16,900	252,824
Quanta Services, Inc. [2], *	8,500	229,585
URS Corporation *	4,590	168,315

		650,724

Construction Materials - 0.9%
Eagle Materials, Inc.	6,900	154,353

Consumer Finance - 1.2%
First Marblehead Corporation	82,600	205,674

Data Processing & Outsourced
Services - 7.7%
Affiliated Computer Services, Inc. *	11,700	592,371
Computer Sciences Corporation *	12,700	509,651
Gevity HR, Inc.	32,800	238,784

		1,340,806

Electric Utilities - 7.3%
Allete, Inc.	4,908	218,406
Empire District Electric Company	8,500	181,475
Great Plains Energy, Inc.	16,300	361,045
Northeast Utilities	9,900	253,935
Westar Energy, Inc.	11,400	262,656

		1,277,517

	Shares	Value
COMMON STOCKS (continued)
Electrical Components &
Equipment - 1.6%
Power-One, Inc. [1],*	164,700	$238,815
UQM Technologies, Inc. *	12,000	34,200

		273,015

Electronic Manufacturing
Services - 2.4%
Maxwell Technologies, Inc. [1],*	30,900	412,206

Gas Utilities - 1.4%
Atmos Energy Corporation	9,500	252,890

Health Care Equipment - 0.3%
Aspect Medical Systems, Inc. *	9,400	48,880

Health Care Facilities - 1.2%
Community Health Systems, Inc. *	7,300	213,963

Health Care Services - 2.3%
Pediatrix Medical Group, Inc. *	5,100	274,992
Providence Service Corporation *	2,300	22,540
RehabCare Group, Inc. *	5,660	102,446

		399,978

Home Furnishings - 1.8%
Leggett & Platt, Inc.	14,600	318,134

Human Resource & Employment Services - 0.8%
Administaff, Inc. [2]	5,200	141,544

Industrial Machinery - 1.8%
Briggs & Stratton Corporation	8,800	142,384
Harsco Corporation	4,500	167,355

		309,739

Multi-Line Insurance - 1.8%
American Financial Group, Inc. [2]	10,800	318,600

Multi-Utilities - 3.2%
NorthWestern Corporation	11,500	288,995
SCANA Corporation	6,900	268,617

		557,612

Oil & Gas Drilling - 1.2%
Helmerich & Payne, Inc.	5,000	215,950

Oil & Gas Equipment &
Services - 1.4%
Global Industries, Ltd. *	35,300	244,982

Oil & Gas Exploration &
Production - 2.9%
Goodrich Petroleum Corporation *	1,700	74,103
Gulfport Energy Corporation *	9,300	93,465
Newfield Exploration Company [3]*	6,200	198,338
PetroHawk Energy Corporation *	6,800	147,084

		512,990

Oil & Gas Storage &
Transportation - 1.4%
Southern Union Company	11,700	241,605

58	The accompanying notes are an integral part of the financial statements

Schedule of Investments September 30, 2008	Security Equity Fund Mid Cap Value Institutional Series

	Shares	Value
COMMON STOCKS (continued)
Packaged Foods & Meats - 7.2%
Hormel Foods Corporation [2]	13,000	$471,640
JM Smucker Company	7,700	390,313
Smithfield Foods, Inc. *	18,200	289,016
TreeHouse Foods, Inc. 2,*	3,300	98,010

		1,248,979

Paper Packaging - 4.1%
Bemis Company, Inc.	14,700	383,964
Sonoco Products Company	10,900	323,512

		707,476

Paper Products - 1.2%
Schweitzer-Mauduit International, Inc.	10,700	203,193

Property & Casualty Insurance - 7.3%
Alleghany Corporation *	800	292,000
Assured Guaranty, Ltd.	11,200	182,112
Employers Holdings, Inc.	6,600	114,708
Hanover Insurance Group, Inc.	6,800	309,536
United America Indemnity, Ltd. *	6,300	89,649
W.R. Berkley Corporation	11,900	280,245

		1,268,250

Publishing - 0.1%
Valassis Communications, Inc. *	2,600	22,516

Regional Banks - 6.0%
Commerce Bancshares, Inc.	8,600	399,040
Old National Bancorp [2]	4,490	89,890
Whitney Holding Corporation	3,710	89,968
Wilmington Trust Corporation	16,410	473,100

		1,051,998

Research & Consulting Services - 2.5%
ICF International, Inc. *	4,340	85,715
Navigant Consulting, Inc. *	17,800	354,042

		439,757

Restaurants - 0.5%
Red Robin Gourmet Burgers, Inc. *	3,600	96,480

Security & Alarm Services - 1.2%
GeoEye, Inc. *	9,200	203,596

Semiconductor Equipment - 1.2%
Ultratech, Inc. 2,*	17,300	209,330

Semiconductors - 3.4%
IXYS Corporation [1]	53,930	490,224
RF Micro Devices, Inc. *	38,100	111,252

		601,476

	Shares	Value
COMMON STOCKS (continued)
Trucking - 1.5%
Old Dominion Freight Line, Inc. *	2,770	$78,502
Saia, Inc. *	13,400	177,952

		256,454
TOTAL COMMON STOCKS (cost $16,738,932)		$16,888,227
	Principal Amount	Value
REPURCHASE AGREEMENT - 3.4%
UMB Financial Corp, 1.46%, dated 9/30/08, matures 10/1/08; repurchase amount $602,024 (Collateralized by U.S. Treasury Note, 4.625%, 7/31/09 with a value of $602,011)	$602,000	$602,000
TOTAL REPURCHASE AGREEMENT (cost $602,000)		$602,000
Total Investments - 100.3%
(cost $17,340,932)		$17,490,227
Liabilities, Less Cash & Other Assets - (0.3)%		(54,317)

Total Net Assets - 100.0%		$17,435,910

For federal income tax purposes the identified cost of investments owned at September 30, 2008 was $17,340,932.

* Non-income producing security

1 Security is deemed illiquid. The total market value of illiquid securities is $1,441,525 (cost $1,586,825), or 8.3% of total net assets.

2 Security is segregated as collateral for open written option contracts.

3 Portion of security is delayed in delivery due to executing broker’s bankruptcy declaration.

59	The accompanying notes are an integral part of the financial statements

Security Equity Fund

Mid Cap Value Institutional Series

Statement of Assets and Liabilities
September 30, 2008
Assets:
Investments, at value*	$17,490,227
Cash	90,881
Receivables:
Fund shares sold	2,973
Securities sold	64,209
Dividends	59,732
Prepaid expenses	17,661

Total assets	17,725,683

Liabilities:
Payable for:
Fund shares redeemed	9,452
Securities purchased	177,447
Written options, at value (premiums received $60,754)	77,630
Management fees	11,361
Administration fees	1,889
Transfer agent/maintenance fees	26
Custodian fees	6,000
Directors’ fees	250
Professional fees	4,050
Security Investors	1,668

Total liabilities	289,773

Net assets	$17,435,910

Net assets consist of:
Paid in capital	$16,291,678
Undistributed net investment income	70,820
Undistributed net realized gain on sale of investments	940,993
Net unrealized appreciation in value of investments	132,419

Net assets	$17,435,910

Capital shares authorized	unlimited
Capital shares outstanding	1,632,553
Net asset value per share (net assets divided by shares outstanding)	$10.68

*Investments, at cost	$17,340,932

Statement of Operations
For the Period Ended September 30, 2008*
Investment Income:
Dividends	$108,480
Interest	5,287

Total investment income	113,767

Expenses:
Management fees	29,282
Administration fees	4,159
Transfer agent/maintenance fees	65
Custodian fees	6,000
Directors’ fees	605
Professional fees	4,050
Reports to shareholders	500
Registration fees	1,577
Other	76

Total expenses	46,314
Less:
Reimbursement of expenses	(3,367)

Net expenses	42,947

Net investment income	70,820

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the period on:
Investments	933,655
Options written	7,338

Net realized gain	940,993

Net unrealized appreciation (depreciation) during the period on:
Investments	149,295
Options written	(16,876)

Net unrealized appreciation	132,419

Net realized and unrealized gain	1,073,412

Net increase in net assets resulting from operations	$1,144,232

* For the period July 11, 2008 (commencement of operations) to September 30, 2008.

60	The accompanying notes are an integral part of the financial statements

Statement of Changes in Net Assets	Security Equity Fund Mid Cap Value Institutional Series

Period Ended September 30, 2008*

Increase (decrease) in net assets from operations:
Net investment income	$70,820
Net realized gain during the period on investments	940,993
Net unrealized appreciation during the period on investments	132,419

Net increase in net assets resulting from operations	1,144,232

Capital share transactions:
Proceeds from sale of shares	17,301,324
Cost of shares redeemed	(1,009,646)

Net increase from capital share transactions	16,291,678

Net increase in net assets	17,435,910

Net assets:
Beginning of period	–

End of period	$17,435,910

Undistributed net investment income at end of period	$70,820

Capital share activity:
Shares sold	1,725,544
Shares redeemed	(92,991)

Total capital share activity	1,632,553

*	For the period July 11, 2008 (commencement of operations) to September 30, 2008.

61	The accompanying notes are an integral part of the financial statements

Financial Highlights Selected data for each share of capital stock outstanding throughout the period	Security Equity Fund Mid Cap Value Institutional Series

Period Ended September 30, 2008[a]
Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[b]	0.04
Net gain on securities (realized and unrealized)	0.64

Total from investment operations	0.68
Net asset value, end of period	$10.68

Total Return	6.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,436
Ratios to average net assets:
Net investment income	1.81%
Total expenses[c]	1.19%
Net expenses[d]	1.10%
Net expenses prior to custodian earnings credits and net of expense waivers	1.10%
Portfolio turnover rate	63%

a Security Mid Cap Value Institutional Series was initially capitalized on July 11, 2008 with a net asset value of $10 per share. Percentage amounts for the period, except total return, have been annualized.

b Net investment income (loss) was computed using average shares outstanding throughout the period.

c Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.

d Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

62	The accompanying notes are an integral part of the financial statements

Manager’s Commentary November 14, 2008	Security Equity Fund Select 25 Series (unaudited)

To Our Shareholders:

Security Equity Fund Select 25 Series returned –28.85%[1] in the period, lagging the benchmark Russell 1000 Growth Index’s return of –20.88% and trailing the Series’ peer group median return of –23.02%.

Our strategy is to buy companies that are trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process of three clear philosophical tenets that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.

This investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a valuation target for each potential investment. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company. We structure the portfolio with 25-30 names. This philosophy is applied to a broad range of growth names.

Health Care and Consumer Discretionary Top Performers

The health care sector provided the biggest boost to returns for the portfolio. While slightly underweight relative to the benchmark, the Series returned a positive 5%, compared to the –12% loss for the benchmark. Celgene Corporation, Covance, Inc., and Gilead Sciences, Inc. were all positive contributors in the sector for the portfolio.

While the Series posted a –14% loss in the consumer discretionary sector, the magnitude of the difference with the benchmark, which lost –26%, helped the portfolio’s relative performance. The best performing holdings in the sector included McDonald’s Corporation, Walt Disney Company, and Nike, Inc.

Financials, Industrials, and Information Technology Disappoint

The financials sector meltdown over the fiscal year dramatically affected performance of the Series. Not only did the portfolio have a double-weight position in the sector, amounting to nearly 14% of total assets, stock selection significantly underperformed the benchmark with a loss of –50% versus a –31% loss for the Russell 1000 Growth Index. The largest detractors included First Marblehead Corporation, American International Group, Inc., and Capital One Financial Corporation.

The industrials sector suffered from stock selection, as it was a slight overweight against the benchmark. The sector dropped –38% for the fiscal year, compared to a –26% loss for the benchmark. Holdings pulling down performance included Deere & Company, Textron, Inc., and FedEx Corporation.

While under weight relative to the benchmark, the information technology sector was the Series’ largest, amounting to 22% of total portfolio assets. While returns for the market as a whole suffered with a –22% loss, the portfolio holdings were down –32%. Hurting the portfolio were positions in MEMC Electronic Materials, Inc., Google, Inc., and ADC Telecommunications, Inc.

2009 Market Outlook

We understand that the markets and world financial systems are in a unique situation and that it will take time for corrections to take place. During these times, we remain committed to our disciplined approach to selecting stocks and portfolio construction.

Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. Volatility can provide investment opportunity. We continue to focus on identifying companies with the ability to be substantially better over the next three to five years. We are confident in our ability to identify these companies.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark Bronzo

Senior Portfolio Manager

1 Performance figures are based on Class A shares and do not reflect deductions of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce the Series expenses and in the absence of such waivers the performance quoted would be reduced.

63

Performance Summary September 30, 2008	Security Equity Fund Select 25 Series (unaudited)

PERFORMANCE

$10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Select 25 Series on January 29, 1999 (date of inception), reflects deduction of the 5.75% sales load and assumes all dividends are reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 1000 Growth Index is an unmanaged capitalization-weighted index which includes stocks incorporated in the United States and its territories and measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Returns
Periods Ended 9-30-08	1 Year	5 Years	Since Inception (1-29-99)
A Shares	(28.85%)	0.85%	(2.82%)
A Shares with sales charge	(32.94%)	(0.33%)	(3.41%)
B Shares	(29.36%)	0.09%	(3.40%)
Shares with CDSC	(32.56%)	(0.28%)	(3.40%)
C Shares	(29.37%)	0.09%	(3.49%)
C Shares with CDSC	(30.01%)	0.09%	(3.49%)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.

Portfolio Composition by Sector as of 9-30-08
Consumer Discretionary	11.04%
Consumer Staples	10.59
Energy	6.13
Financials	3.15
Health Care	14.69
Industrials	13.59
Information Technology	26.95
Materials	8.92
Repurchase Agreement	3.60
Cash & Other Assets, Less Liabilities	1.34
Total Net Assets	100.00%

64	The accompanying notes are an integral part of the financial statements

Performance Summary September 30, 2008	Security Equity Fund Select 25 Series (unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2008 through September 30, 2008.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008[1]	Expenses Paid During Period[2]

Select 25 Series - Class A
Actual	$1,000.00	$839.61	$6.21
Hypothetical	1,000.00	1,018.25	6.81
Select 25 Series - Class B
Actual	1,000.00	836.60	9.64
Hypothetical	1,000.00	1,014.50	10.58
Select 25 Series - Class C
Actual	1,000.00	835.94	9.64
Hypothetical	1,000.00	1,014.50	10.58

1 The actual ending account value is based on the actual total return of the Series for the period April 1, 2008 to September 30, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2008 to September 30, 2008 was (16.04%), (16.34%) and (16.41%), for Class A, B, and C shares, respectively.

2 Expenses are equal to the Series annualized expense ratio (1.35%, 2.10% and 2.10% for Class A, B, and C shares, respectively), net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

65

Schedule of Investments September 30, 2008	Security Equity Fund Select 25 Series

	Shares	Value
COMMON STOCKS - 95.1%
Aerospace & Defense - 3.0%
Honeywell International, Inc.	26,030	$1,081,547

Asset Management & Custody Banks - 3.1%
Bank of New York Mellon Corporation	35,405	1,153,495

Biotechnology - 7.3%
Celgene Corporation *	17,755	1,123,536
Gilead Sciences, Inc. *	34,075	1,553,138

		2,676,674

Cable & Satellite - 2.1%
Comcast Corporation	39,110	767,729

Communications Equipment - 8.4%
Cisco Systems, Inc. *	35,135	792,646
Corning, Inc.	50,930	796,545
Qualcomm, Inc.	21,220	911,822
Research In Motion, Ltd. *	8,515	581,575

		3,082,588

Computer Hardware - 7.8%
Apple, Inc. *	11,850	1,346,871
Hewlett-Packard Company	32,660	1,510,198

		2,857,069

Construction & Farm Machinery & Heavy Trucks - 2.7%
Deere & Company	19,715	975,893

Data Processing & Outsourced Services - 2.5%
Visa, Inc.	14,900	914,711

Drug Retail - 4.3%
CVS Caremark Corporation	46,900	1,578,654

Electrical Components &
Equipment - 3.9%
Emerson Electric Company	35,095	1,431,525

Fertilizers & Agricultural
Chemicals - 6.2%
Monsanto Company	11,485	1,136,785
Mosaic Company	16,750	1,139,671

		2,276,456

Footwear - 3.3%
Nike, Inc. (Cl.B)	18,220	1,218,918

Home Improvement Retail - 2.2%
Lowe’s Companies, Inc.	33,750	799,538

Industrial Gases - 2.7%
Air Products & Chemicals, Inc.	14,460	990,365

Internet Software & Services - 4.0%
Google, Inc. *	3,640	1,457,893

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools &
Services - 4.2%
Thermo Fisher Scientific, Inc. *	28,105	$1,545,775

Oil & Gas Drilling - 6.1%
Nabors Industries, Ltd. *	43,560	1,085,515
Transocean, Inc.	10,540	1,157,714

		2,243,229

Packaged Foods & Meats - 3.0%
General Mills, Inc.	15,925	1,094,366

Pharmaceuticals - 3.2%
Johnson & Johnson	16,700	1,156,976

Railroads - 4.1%
Burlington Northern Santa Fe Corporation	16,090	1,487,198

Restaurants - 3.4%
McDonald’s Corporation	20,360	1,256,212

Soft Drinks - 3.3%
PepsiCo, Inc.	16,900	1,204,463

Systems Software - 4.3%
Oracle Corporation *	76,715	1,558,082

TOTAL COMMON STOCKS
(cost $40,072,628)		$34,809,356
	Principal Amount	Value
REPURCHASE AGREEMENT - 3.6%
UMB Financial Corp, 1.46%, dated 9/30/08, matures 10/1/08; repurchase amount $1,318,053 (Collateralized by FHLB, 5.45%, 10/17/11 and GNR 2008 77-PC, 4.25%, 11/20/36 with values of $400,091 and $944,463 respectively)	$1,318,000	$1,318,000
TOTAL REPURCHASE AGREEMENT
(cost $1,318,000)		$1,318,000
Total Investments - 98.7%
(cost $41,390,628)		$36,127,356
Cash & Other Assets, Less Liabilities - 1.3%		490,230

Total Net Assets - 100.0%		$36,617,586

For federal income tax purposes the identified cost of investments owned at September 30, 2008 was $41,483,646.

* Non-income producing security

66	The accompanying notes are an integral part of the financial statements

Security Equity Fund Select 25 Series

Statement of Assets and Liabilities

September 30, 2008

Assets:
Investments, at value*	$36,127,356
Cash	858

Receivables:
Fund shares sold	2,407
Securities sold	514,778
Dividends	35,472
Security Investors	11,361
Prepaid expenses	10,550

Total assets	36,702,782

Liabilities:
Payable for:
Fund shares redeemed	13,591
Management fees	24,641
Custodian fees	59
Transfer agent/maintenance fees	11,241
Administration fees	3,181
Professional fees	10,761
12b-1 distribution plan fees	16,900
Directors’ fees	930
Other	3,892

Total liabilities	85,196

Net assets	$36,617,586

Net assets consist of:
Paid in capital	$55,663,418
Accumulated net realized loss on sale of investments	(13,782,560)
Net unrealized depreciation in value of investments	(5,263,272)

Net assets	$36,617,586

Class A:
Capital shares outstanding (unlimited number of shares authorized)	3,433,979
Net assets	$23,723,471
Net asset value and redemption price per share	$6.91

Maximum offering price per share (net asset value divided by 94.25%)	$7.33

Class B:
Capital shares outstanding (unlimited number of shares authorized)	1,155,807
Net assets	$7,393,583
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$6.40

Class C:
Capital shares outstanding
(unlimited number of shares authorized)	856,691
Net assets	$5,500,532
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$6.42

*Investments, at cost	$41,390,628

Statement of Operations

For the Year Ended September 30, 2008

Investment Income:
Dividends	$494,456
Interest	66,000

Total investment income	560,456

Expenses:
Management fees	364,457
Transfer agent/maintenance fees	233,292
Administration fees	46,475
Custodian fees	4,167
Directors’ fees	3,106
Professional fees	16,405
Reports to shareholders	6,197
Registration fees	33,047
Other expenses	5,187
12b-1 distribution fees - Class A	75,866
12b-1 distribution fees - Class B	100,010
12b-1 distribution fees - Class C	82,468

Total expenses	970,677
Less:
Reimbursement of expenses - Class A	(112,265)
Reimbursement of expenses - Class B	(36,874)
Reimbursement of expenses - Class C	(29,223)

Net expenses	792,315

Net investment loss	(231,859)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(5,269,391)

Net realized loss	(5,269,391)

Net unrealized appreciation (depreciation) during the year on:
Investments	(10,067,708)

Net unrealized depreciation	(10,067,708)

Net loss	(15,337,099)

Net decrease in net assets resulting from operations	$(15,568,958)

67	The accompanying notes are an integral part of the financial statements

Statement of Changes in Net Assets	Security Equity Fund Select 25 Series

	Year Ended September 30, 2008	Year Ended September 30, 2007

Increase (decrease) in net assets from operations:
Net investment loss	$(231,859)	$(257,870)
Net realized gain (loss) during the year on investments	(5,269,391)	7,853,362
Net unrealized depreciation during the year on investments	(10,067,708)	(3,244,239)

Net increase (decrease) in net assets resulting from operations	(15,568,958)	4,351,253

Distributions to shareholders from:
Net realized gain
Class A	(2,418,632)	–
Class B	(850,835)	–
Class C	(907,367)	–

Total distributions to shareholders	(4,176,834)	–

Capital share transactions:
Proceeds from sale of shares
Class A	14,423,069	10,493,477
Class B	4,664,269	1,517,578
Class C	1,014,911	1,462,460
Distributions reinvested
Class A	2,377,173	–
Class B	845,322	–
Class C	902,367	–
Cost of shares redeemed
Class A	(11,428,342)	(12,657,596)
Class B	(4,903,980)	(7,738,929)
Class C	(4,018,565)	(3,869,582)

Net increase (decrease) from capital share transactions	3,876,224	(10,792,592)

Net decrease in net assets	(15,869,568)	(6,441,339)

Net assets:
Beginning of year	52,487,154	58,928,493

End of year	$36,617,586	$52,487,154

Accumulated net investment income at end of year	$–	$–

Capital share activity:
Shares sold
Class A	1,645,603	1,014,621
Class B	569,560	155,252
Class C	122,944	148,937
Shares reinvested
Class A	269,520	–
Class B	102,963	–
Class C	109,511	–
Shares redeemed
Class A	(1,330,365)	(1,216,006)
Class B	(602,152)	(792,758)
Class C	(495,291)	(394,683)

68	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Select 25 Series

Class A	2008[a]	2007	2006[b]	2005	Year Ended September 30, 2004
Per Share Data
Net asset value, beginning of period	$10.66	$9.86	$9.36	$7.81	$7.27
Income (loss) from investment operations:
Net investment loss[c]	(0.02)	(0.01)	(0.06)	(0.07)	(0.06)
Net gain (loss) on securities (realized and unrealized)	(2.87)	0.81	0.56	1.62	0.60
Total from investment operations	(2.89)	0.80	0.50	1.55	0.54
Less distributions:
Distributions from realized gains	(0.86)	–	–	–	–
Total distributions	(0.86)	–	–	–	–
Net asset value, end of period	$6.91	$10.66	$9.86	$9.36	$7.81

Total Return [d]	(28.85%)	8.11%	5.34%	19.85%	7.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,723	$30,375	$30,078	$8,912	$9,228
Ratios to average net assets:
Net investment loss	(0.20%)	(0.10%)	(0.68%)	(0.79%)	(0.75%)
Total expenses[e]	1.72%	1.57%	1.76%	1.67%	1.56%
Net expenses[f]	1.35%	1.40%	1.76%	1.67%	1.56%
Net expenses prior to custodian earning credits and net of expense waivers	1.35%	1.40%	1.76%	1.67%	1.56%
Portfolio turnover rate	198%	21%	39%	13%	44%

Class B	2008[a]	2007	2006[b]	2005	Year Ended September 30, 2004
Per Share Data
Net asset value, beginning of period	$10.01	$9.33	$8.92	$7.50	$7.04
Income (loss) from investment operations:
Net investment loss[c]	(0.08)	(0.09)	(0.13)	(0.13)	(0.11)
Net gain (loss) on securities (realized and unrealized)	(2.67)	0.77	0.54	1.55	0.57
Total from investment operations	(2.75)	0.68	0.41	1.42	0.46
Less distributions:
Distributions from realized gains	(0.86)	–	–	–	–
Total distributions	(0.86)	–	–	–	–
Net asset value, end of period	$6.40	$10.01	$9.33	$8.92	$7.50

Total Return [d]	(29.36%)	7.29%	4.60%	18.93%	6.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,394	$10,868	$16,073	$7,000	$7,333
Ratios to average net assets:
Net investment loss	(0.95%)	(0.88%)	(1.46%)	(1.54%)	(1.50%)
Total expenses[e]	2.47%	2.32%	2.53%	2.42%	2.31%
Net expenses[f]	2.10%	2.15%	2.53%	2.42%	2.31%
Net expenses prior to custodian earning credits and net of expense waivers	2.10%	2.15%	2.53%	2.42%	2.31%
Portfolio turnover rate	198%	21%	39%	13%	44%

69	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Select 25 Series

Class C	2008[a]	2007	2006[b]	2005	Year Ended September 30, 2004
Per Share Data
Net asset value, beginning of period	$10.04	$9.36	$8.94	$7.52	$7.06
Income (loss) from investment operations:
Net investment loss[c]	(0.08)	(0.08)	(0.13)	(0.13)	(0.11)
Net gain (loss) on securities (realized and unrealized)	(2.68)	0.76	0.55	1.55	0.57
Total from investment operations	(2.76)	0.68	0.42	1.42	0.46
Less distributions:
Distributions from realized gains	(0.86)	–	–	–	–
Total distributions	(0.86)	–	–	–	–
Net asset value, end of period	$6.42	$10.04	$9.36	$8.94	$7.52

Total Return [d]	(29.37%)	7.26%	4.70%	18.88%	6.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,501	$11,245	$12,777	$5,029	$5,866
Ratios to average net assets:
Net investment loss	(0.92%)	(0.86%)	(1.44%)	(1.54%)	(1.50%)
Total expenses[e]	2.46%	2.32%	2.52%	2.42%	2.31%
Net expenses[f]	2.10%	2.15%	2.52%	2.42%	2.31%
Net expenses prior to custodian earning credits and net of expense waivers	2.10%	2.15%	2.52%	2.42%	2.31%
Portfolio turnover rate	198%	21%	39%	13%	44%

a Significant variation in the portfolio turnover rate is due to the Investment Manager’s appointment of new portfolio managers for the series.

b The financial highlights for the Select 25 Series exclude the historical financial highlights of the Enhanced Index Series, Class A, B and C shares, the Large Cap Growth Series, Class A, B and C shares and the Social Awareness Series, Class A, B and C shares. A total of $29,412,366 was excluded from purchases in the portfolio turnover calculation. This was the cost of the securities Select 25 received as a result of the merger. The assets of the Enhanced Index, Large Cap Growth and Social Awareness Series’ were acquired by the Select 25 Series on June 16, 2006.

c Net investment income (loss) was computed using average shares outstanding throughout the period.

d Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.

e Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

f Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

70	The accompanying notes are an integral part of the financial statements

Managers’ Commentary November 14, 2008	Security Equity Fund Small Cap Growth Series (unaudited)

To Our Shareholders:

For the year ended September 30, 2008, the Security Equity Fund Small Cap Growth Series returned

–33.25%1, lagging the benchmark Russell 2000 Growth Index’s return of –17.07%. The Series also lagged its peer group median return of –22.82%.

This was a very difficult year for the portfolio. The macro environment was one of the worst since the Great Depression; the economy is not in good shape and the financial markets continue to be very unsettled.

After being the top-performing sector for the first half of the calendar year 2008, energy hit a wall and the stocks declined 40% on average during the most recent quarter, more than wiping out previous gains for the year. Based on the continued weakness in the global economy and thus oil and gas prices, we have reduced our energy holdings and are now underweight in the sector.

Although it has taken a few quarters, health care stocks finally began to show their typically defensive characteristics. While we owned several names that performed well, overall stock selection in the sector was negative, with several medical devices companies declining. In addition, our slight underweight position and negative stock selection in the pharmaceuticals and biotech areas hurt performance.

Turning to individual stocks, IPC The Hospitalist Company, Inc., the leader in hospitalist medicine and an IPO earlier this year, was a positive performer for the portfolio. Hospitalist medicine, which optimizes patient care during a hospital stay, is an emerging area in health care services. Our worst underperformer in the health care area, Spectranetics Corporation, a maker of a laser/catheter system for blocked arteries and pacemaker lead removal, was weak due to a federal investigation into the company’s marketing practices and the postponement of a clinical trial. We are watching the situation closely, but have maintained our position in this longtime holding. Despite a weak year in our health care picks, we continue to consider health care an attractive area in which to invest, and we are looking for new ideas in this sector to build an overweighting.

Our holdings in financial services are largely defensive in nature, and we have not yet positioned the portfolio for a rebound in credit conditions. Our overweight position has helped the portfolio during the past volatile year, although our stock picks have detracted from performance. While we are cautious in adding to this area in small ways, we continue to look for new opportunities.

The technology sector also detracted significantly from returns. The majority of our companies outperformed the benchmark for the period, but two positions, NaviSite, Inc., and Website Pros, Inc., declined significantly. Both companies have a recurring-revenue business model and are showing nice revenue and earnings growth, but in this type of market environment very small-cap companies with low trading volumes do not hold up well, and these two were no exception. The long-term outlook for both companies is strong, and we have added to both positions.

The economic turmoil of the recent months has presented us with equity valuations that we have rarely seen in our 15-plus years of investing. We remain steadfast in our commitment to our time-tested principles of investing in fast-growing, high-margin companies with unique competitive advantages and strong management teams. Data suggests that small-cap stocks will outperform coming out of a period of economic weakness. We are committed to our investment process and our goal of delivering strong long-term investment results.

As fellow investors in the strategy, we thank you for your continued support in these challenging times.

Sincerely,

Bill Wolfenden, Co-Portfolio Manager

D. Scott Tracy, Co-Portfolio Manager

1 Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

71

Performance Summary September 30, 2008	Security Equity Fund Small Cap Growth Series (unaudited)

PERFORMANCE

$10,000 Over 10 Years

This chart assumes a $10,000 investment in Class A shares of Small Cap Growth Series on September 30, 1998, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Returns
Periods Ended 9-30-08	1 Year	5 Years	10 Years	Since Inception (1-29-99)
A Shares	(33.25%)	1.24%	4.69%	–
A Shares with sales charge	(37.08%)	0.05%	4.07%	–
B Shares	(33.72%)	0.50%	3.94%	–
B Shares with CDSC	(36.76%)	0.12%	3.94%	–
C Shares	(33.76%)	0.49%	–	1.36%
C Shares with CDSC	(34.37%)	0.49%	–	1.36%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.

Portfolio Composition by Sector as of 9-30-08
Consumer Discretionary	10.61%
Consumer Staples	1.37
Energy	6.39
Financials	7.77
Health Care	20.87
Industrials	11.37
Information Technology	26.37
Telecommunication Services	4.01
Exchange Traded Funds	2.81
Repurchase Agreement	6.14
Cash & Other Assets, Less Liabilities	2.29
Total Net Assets	100.00%

72	The accompanying notes are an integral part of the financial statements

Performance Summary September 30, 2008	Security Equity Fund Small Cap Growth Series (unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2008 through September 30, 2008.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008[1]	Expenses Paid During Period[2]
Small Cap Growth
Series - Class A
Actual	$1,000.00	$871.85	$10.01
Hypothetical	1,000.00	1,014.30	10.78
Small Cap Growth
Series - Class B
Actual	1,000.00	868.98	13.50
Hypothetical	1,000.00	1,010.55	14.53
Small Cap Growth
Series - Class C
Actual	1,000.00	868.27	13.50
Hypothetical	1,000.00	1,010.55	14.53

1 The actual ending account value is based on the actual total return of the Series for the period April 1, 2008 to September 30, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2008 to September 30, 2008 was (12.81%), (13.10%) and (13.17%), for Class A, B, and C shares, respectively.

2 Expenses are equal to the Series annualized expense ratio (2.14%, 2.89% and 2.89% for Class A, B, and C shares, respectively), net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

73

Schedule of Investments September 30, 2008	Security Equity Fund Small Cap Growth Series

	Shares	Value
COMMON STOCKS - 91.6%
Aerospace & Defense - 2.2%
Heico Corporation	6,230	$204,468
Hexcel Corporation *	13,080	179,065

		383,533

Airlines - 1.2%
Allegiant Travel Company *	6,010	212,273

Alternative Carriers - 2.3%
Premiere Global Services, Inc. *	28,390	399,164

Apparel Retail - 1.9%
Aeropostale, Inc. *	4,790	153,807
Jos A. Bank Clothiers, Inc. *	5,016	168,538

		322,345

Apparel, Accessories & Luxury Goods - 3.8%
FGX International Holdings, Ltd. *	17,570	194,500
Fossil, Inc. *	7,870	222,170
True Religion Apparel, Inc. *	9,530	246,350

		663,020

Application Software - 3.5%
Advent Software, Inc. *	3,090	108,861
Ebix, Inc. *	2,240	210,470
Netscout Systems, Inc. *	11,920	126,829
PROS Holdings, Inc. *	17,380	163,198

		609,358

Biotechnology - 3.6%
BioMarin Pharmaceutical, Inc. *	4,090	108,344
OSI Pharmaceuticals, Inc. *	4,310	212,440
Savient Pharmaceuticals, Inc. *	5,390	80,365
United Therapeutics Corporation *	2,130	224,012

		625,161

Casinos & Gaming - 1.3%
Scientific Games Corporation *	9,720	223,754

Commercial Printing - 1.9%
Innerworkings, Inc. *	30,550	338,800

Communications Equipment - 3.2%
DG FastChannel, Inc. *	12,790	280,357
Neutral Tandem, Inc. *	15,060	279,212

		559,569

Computer Hardware - 0.6%
Super Micro Computer, Inc. *	11,112	100,119

Computer Storage & Peripherals - 1.0%
Data Domain, Inc. *	7,630	169,920

Consumer Finance - 1.5%
Cardtronics, Inc. *	32,664	256,739

Data Processing & Outsourced Services - 4.0%
Cybersource Corporation *	17,720	285,469
TeleTech Holdings, Inc. *	16,790	208,868
TNS, Inc. *	10,010	193,894

		688,231

Education Services - 1.3%
DeVry, Inc.	4,600	227,884

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment & Instruments - 0.9%
Digital Ally, Inc. *	23,985	$164,777

Environmental & Facilities Services - 1.3%
EnergySolutions, Inc.	6,010	60,100
Rollins, Inc.	8,955	169,966

		230,066

Exchange Traded Funds - 2.8%
iShares Russell 2000 Growth Index Fund	6,920	489,382

Health Care Equipment - 7.4%
Insulet Corporation *	12,150	169,128
LeMaitre Vascular, Inc. *	61,350	184,050
Natus Medical, Inc. *	10,406	235,800
NuVasive, Inc. *	4,690	231,358
Spectranetics Corporation *	44,597	206,484
Vnus Medical Technologies, Inc. *	12,570	263,089

		1,289,909

Health Care Facilities - 1.6%
NovaMed, Inc. *	28,000	132,720
Psychiatric Solutions, Inc. *	4,050	153,698

		286,418

Health Care Services - 3.7%
Amedisys, Inc. *	3,310	161,098
athenahealth, Inc. *	4,100	136,407
CardioNet, Inc. *	8,440	210,662
IPC The Hospitalist Company, Inc. *	5,147	132,278

		640,445

Health Care Supplies - 2.1%
Haemonetics Corporation *	1,784	110,108
RTI Biologics, Inc. *	27,498	257,107

		367,215

Health Care Technology - 1.5%
MedAssets, Inc. *	14,670	252,324

Home Improvement Retail - 1.0%
Lumber Liquidators, Inc. *	14,520	182,371

Industrial Machinery - 1.4%
Flow International Corporation *	47,849	243,073

Insurance Brokers - 1.2%
eHealth, Inc. *	13,390	214,240

Internet Software & Services - 9.6%
Digital River, Inc. *	3,860	125,064
Equinix, Inc. *	2,985	207,338
Internet Brands, Inc. *	48,730	339,648
j2 Global Communications, Inc. *	12,810	299,114
NaviSite, Inc. *	84,150	168,300
Rackspace Hosting, Inc. *	16,058	156,887
Valueclick, Inc. *	14,570	149,051
Website Pros, Inc. *	41,271	222,863

		1,668,265

74	The accompanying notes are an integral part of the financial statements

Schedule of Investments September 30, 2008	Security Equity Fund Small Cap Growth Series

	Shares	Value
COMMON STOCKS (continued)
Investment Banking & Brokerage - 0.4%
Investment Technology Group, Inc. *	2,450	$74,554

Leisure Products - 1.3%
Leapfrog Enterprises, Inc. *	21,480	226,829

Life Sciences Tools & Services - 1.0%
Luminex Corporation *	6,890	172,319

Marine - 1.0%
Genco Shipping & Trading, Ltd.	5,090	169,192

Oil & Gas Equipment & Services - 4.6%
Core Laboratories N.V.	1,740	176,297
Dril-Quip, Inc. *	4,190	181,804
Oil States International, Inc. *	5,770	203,970
Superior Energy Services, Inc. *	6,120	190,577
Tesco Corporation *	1,910	39,995

		792,643

Oil & Gas Exploration & Production - 1.8%
Arena Resources, Inc. *	4,290	166,666
Comstock Resources, Inc. *	3,070	153,654

		320,320

Personal Products - 1.4%
Bare Escentuals, Inc. *	21,910	238,162

Property & Casualty Insurance - 2.5%
Amtrust Financial Services, Inc.	31,820	432,433

Research & Consulting Services - 2.3%
FTI Consulting, Inc. *	4,090	295,461
Hill International, Inc. *	7,694	106,562

		402,023

Semiconductors - 3.6%
Cavium Networks, Inc. *	12,360	174,029
Microsemi Corporation *	9,370	238,748
Netlogic Microsystems, Inc. *	7,160	216,518

		629,295

Specialized Finance - 2.2%
Life Partners Holdings, Inc.	3,697	132,981
MSCI, Inc. *	5,486	131,664
Portfolio Recovery Associates, Inc. *	2,250	109,418

		374,063

	Shares	Value
COMMON STOCKS (continued)
Wireless Telecommunication Services - 1.7%
Syniverse Holdings, Inc. *	18,040	$299,644

TOTAL COMMON STOCKS
(cost $16,579,741)		$15,939,832
	Principal
	Amount	Value
REPURCHASE AGREEMENT - 6.1%
UMB Financial Corp, 1.46%, dated 9/30/08, matures 10/1/08; repurchase amount $1,069,043 (Collateralized by GNR 2008 77-PC, 4.25%, 11/20/36 with a value of $1,091,137)	$1,069,000	$1,069,000
TOTAL REPURCHASE AGREEMENT
(cost $1,069,000)		$1,069,000
Total Investments - 97.7%
(cost $17,648,741)		$17,008,832
Cash & Other Assets, Less Liabilities - 2.3%		398,635

Total Net Assets - 100.0%		$17,407,467

For federal income tax purposes the identified cost of investments owned at September 30, 2008 was $18,034,048.

* Non-income producing security

75	The accompanying notes are an integral part of the financial statements

Security Equity Fund Small Cap Growth Series

Statement of Assets and Liabilities
September 30, 2008
Assets:
Investments, at value*	$17,008,832
Cash	260
Receivables:
Fund shares sold	5,362
Securities sold	568,964
Dividends	1,622
Prepaid expenses	18,473

Total assets	17,603,513

Liabilities:
Payable for:
Securities purchased	136,811
Fund shares redeemed	13,884
Management fees	15,748
Custodian fees	1,888
Transfer agent/maintenance fees	5,984
Administration fees	2,036
Professional fees	10,400
12b-1 distribution plan fees	7,231
Directors’ fees	325
Other	1,739

Total liabilities	196,046

Net assets	$17,407,467

Net assets consist of:
Paid in capital	$21,812,011
Accumulated net realized loss on sale of investments	(3,764,635)
Net unrealized depreciation in value of investments	(639,909)

Net assets	$17,407,467

Class A:
Capital shares outstanding (unlimited number of shares authorized)	1,085,942
Net assets	$12,413,839
Net asset value and redemption price per share	$11.43

Maximum offering price per share (net asset value divided by 94.25%)	$12.13

Class B:
Capital shares outstanding
(unlimited number of shares authorized)	260,260
Net assets	$2,675,452
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$10.28

Class C:
Capital shares outstanding
(unlimited number of shares authorized)	221,103
Net assets	$2,318,176
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$10.48

*Investments, at cost	$17,648,741

Statement of Operations
For the Year Ended September 30, 2008
Investment Income:
Dividends	$40,782
Interest	83,997

Total investment income	124,779

Expenses:
Management fees	316,438
Transfer agent/maintenance fees	128,155
Administration fees	31,884
Custodian fees	20,063
Directors’ fees	1,603
Professional fees	11,269
Reports to shareholders	4,278
Registration fees	34,319
Other expenses	4,538
12b-1 distribution fees - Class A	60,476
12b-1 distribution fees - Class B	41,460
12b-1 distribution fees - Class C	33,073

Total expenses	687,556
Less:
Earnings credits applied	(943)

Net expenses	686,613

Net investment loss	(561,834)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(3,033,923)

Net realized loss	(3,033,923)

Net unrealized appreciation (depreciation) during the year on:
Investments	(9,845,449)

Net unrealized depreciation	(9,845,449)

Net loss	(12,879,372)

Net decrease in net assets resulting from operations	$(13,441,206)

76	The accompanying notes are an integral part of the financial statements

Statement of Changes in Net Assets	Security Equity Fund Small Cap Growth Series

	Year Ended September 30, 2008	Year Ended September 30, 2007

Increase (decrease) in net assets from operations:
Net investment loss	$(561,834)	$(801,855)
Net realized gain (loss) during the year on investments	(3,033,923)	6,497,308
Net unrealized appreciation (depreciation) during the year on investments	(9,845,449)	3,680,497

Net increase (decrease) in net assets resulting from operations	(13,441,206)	9,375,950

Distributions to shareholders from:
Net realized gain
Class A	(3,191,745)	–
Class B	(420,821)	–
Class C	(306,607)	–

Total distributions to shareholders	(3,919,173)	–

Capital share transactions:
Proceeds from sale of shares
Class A	5,720,827	12,762,020
Class B	484,765	823,764
Class C	862,243	685,312
Distributions reinvested
Class A	3,177,232	–
Class B	416,649	–
Class C	305,485	–
Cost of shares redeemed
Class A	(28,269,263)	(20,550,155)
Class B	(1,955,259)	(1,886,074)
Class C	(1,160,706)	(1,699,480)

Net decrease from capital share transactions	(20,418,027)	(9,864,613)

Net decrease in net assets	(37,778,406)	(488,663)

Net assets:
Beginning of year	55,185,873	55,674,536

End of year	$17,407,467	$55,185,873

Accumulated net investment income at end of year	$–	$–

Capital share activity:
Shares sold
Class A	2,568,429	750,895
Class B	35,400	52,173
Class C	58,495	43,122
Shares reinvested
Class A	199,200	–
Class B	28,874	–
Class C	20,753	–
Shares redeemed
Class A	(4,133,463)	(1,207,342)
Class B	(146,349)	(121,516)
Class C	(88,178)	(107,023)

77	The accompanying notes are an integral part of the financial statements

Financial Highlights Selected data for each share of capital stock outstanding throughout each year	Security Equity Fund Small Cap Growth Series

					Year Ended September 30,
Class A	2008	2007	2006	2005	2004
Per Share Data
Net asset value, beginning of period	$18.53	$15.63	$15.76	$13.11	$11.63
Income (loss) from investment operations:
Net investment loss[a]	(0.24)	(0.23)	(0.23)	(0.24)	(0.25)
Net gain (loss) on securities (realized and unrealized)	(5.55)	3.13	0.10	2.89	1.73

Total from investment operations	(5.79)	2.90	(0.13)	2.65	1.48
Less distributions:
Distributions from realized gains	(1.31)	–	–	–	–

Total distributions	(1.31)	–	–	–	–
Net asset value, end of period	$11.43	$18.53	$15.63	$15.76	$13.11

Total Return [b]	(33.25%)	18.55%	(0.82%)	20.21%	12.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,414	$45,430	$45,451	$22,637	$21,443
Ratios to average net assets:
Net investment loss	(1.59%)	(1.32%)	(1.46%)	(1.67%)	(1.95%)
Total expenses[c]	1.98%	1.80%	2.01%	2.10%	2.09%
Net expenses[d]	1.98%	1.80%	2.01%	2.10%	2.09%
Net expenses prior to custodian earning credits and net of expense waivers	1.98%	1.80%	2.01%	2.10%	2.09%
Portfolio turnover rate	169%	145%	136%	134%	157%

					Year Ended September 30,
Class B	2008	2007	2006	2005	2004
Per Share Data
Net asset value, beginning of period	$16.92	$14.38	$14.60	$12.24	$10.94
Income (loss) from investment operations:
Net investment loss[a]	(0.32)	(0.33)	(0.36)	(0.33)	(0.33)
Net gain (loss) on securities (realized and unrealized)	(5.01)	2.87	0.14	2.69	1.63

Total from investment operations	(5.33)	2.54	(0.22)	2.36	1.30
Less distributions:
Distributions from realized gains	(1.31)	–	–	–	–

Total distributions	(1.31)	–	–	–	–
Net asset value, end of period	$10.28	$16.92	$14.38	$14.60	$12.24

Total Return [b]	(33.72%)	17.66%	(1.51%)	19.28%	11.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,675	$5,792	$5,919	$8,283	$9,218
Ratios to average net assets:
Net investment loss	(2.42%)	(2.07%)	(2.31%)	(2.41%)	(2.69%)
Total expenses[c]	2.82%	2.56%	2.79%	2.85%	2.84%
Net expenses[d]	2.82%	2.55%	2.79%	2.85%	2.83%
Net expenses prior to custodian earning credits and net of expense waivers	2.82%	2.56%	2.79%	2.85%	2.84%
Portfolio turnover rate	169%	145%	136%	134%	157%

78	The accompanying notes are an integral part of the financial statements

Financial Highlights Selected data for each share of capital stock outstanding throughout each year	Security Equity Fund Small Cap Growth Series

					Year Ended September 30,
Class C	2008	2007	2006	2005	2004
Per Share Data
Net asset value, beginning of period	$17.23	$14.64	$14.88	$12.47	$11.15
Income (loss) from investment operations:
Net investment loss[a]	(0.33)	(0.33)	(0.35)	(0.33)	(0.33)
Net gain (loss) on securities (realized and unrealized)	(5.11)	2.92	0.11	2.74	1.65

Total from investment operations	(5.44)	2.59	(0.24)	2.41	1.32
Less distributions:
Distributions from realized gains	(1.31)	–	–	–	–

Total distributions	(1.31)	–	–	–	–
Net asset value, end of period	$10.48	$17.23	$14.64	$14.88	$12.47

Total Return [b]	(33.76%)	17.69%	(1.61%)	19.33%	11.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,318	$3,964	$4,304	$4,420	$4,160
Ratios to average net assets:
Net investment loss	(2.43%)	(2.07%)	(2.29%)	(2.42%)	(2.69%)
Total expenses[c]	2.83%	2.56%	2.79%	2.85%	2.83%
Net expenses[d]	2.83%	2.55%	2.79%	2.85%	2.82%
Net expenses prior to custodian earning credits and net of expense waivers	2.83%	2.56%	2.79%	2.85%	2.83%
Portfolio turnover rate	169%	145%	136%	134%	157%

a Net investment income (loss) was computed using average shares outstanding throughout the period.

b Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.

c Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

d Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

79	The accompanying notes are an integral part of the financial statements

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80

Manager’s Commentary November 14, 2008	Security Equity Fund Small Cap Value Series (unaudited)

To Our Shareholders:

Since inception on July 11, 2008, the Security Equity Fund Small Cap Value Series gained 14.80%[1]. The Series’ benchmark, the Russell 2000 Value Index, gained 9.51% during the same period. Superior stock selection accounted for the difference in returns.

The development of the Small Cap Value Series was a natural extension of our long-term success with the Security Equity Fund Mid Cap Value Series. The same portfolio manager and research team will manage the Series using the same approach, but focusing on small capitalization companies. We seek companies that can increase shareholders’ return on capital and then hold companies over three to five years to capture long-term improvements in profitability. We focus on investing in companies rather than securities and the size of the holding is reflective of our confidence in the opportunity.

Financials and Materials Top Performers

Even though the portfolio had a significant underweight position in the financials sector, stock selection relative to the benchmark boosted performance as the sector bounced back from an earlier meltdown. Positions in MBIA, Inc. and MGIC Investment Corporation surged by triple digits as the sector contributed 52% to the portfolio.

While the materials sector was close to an even weight to the benchmark, the portfolio benefited from superior stock selection. Holdings in the portfolio gained 16%, while the Russell 2000 Value Index holdings declined
–14%. Leading contributors for the portfolio were Schweitzer-Mauduit International, Inc. and Bemis Company, Inc.

Consumer discretionary positions added 25% to portfolio performance, compared to a 14% return for the benchmark. Positions in the sector that benefited the portfolio include Talbots, Inc., Oxford Industries, Inc., and Brown Shoe, Inc.

Health Care and Energy Disappoint

Detracting from performance were holdings in the health care sector. While an even weight to the benchmark, holdings in the portfolio lost –17%, compared to a 9% gain in the benchmark. Health Management Associates, Inc. and The Providence Service Corporation were the biggest losers for the portfolio in the sector.

An overweight position in the energy sector, coupled with underperformance of holdings relative to the benchmark, detracted from portfolio performance. Individual holdings that hurt performance include Global Industries, Ltd., Evergreen Energy, Inc., and Gulfport Energy Corporation. The fiscal year saw an enormous run-up in oil prices that blasted through the $100 per barrel level before topping out at nearly $150 in mid-July. Investor consensus recognized a market bubble for the commodity and prices tumbled with little support for any price level.

Information technology was an equal weight to the benchmark, but stock selection amounting to –6% against a break-even return for the index hurt performance. Investments in ANADIGICS, Inc. and IXYS Corporation brought down portfolio returns in the sector.

Outlook for 2009

Investors are struggling with the events of the past year from the sub-prime mortgage issue, the bankruptcies, mergers and government bailouts in the financial system, increasing unemployment, inflation, and inflated commodity prices. We recognize that these are unprecedented times and, therefore, will require the successful long-term investor to remain focused and disciplined. We intend to do just that.

As with our Large Cap Value and Mid Cap Value Series, the core investment approach and rigorous bottom-up analysis focusing on return on invested capital will continue to be our focus during these turbulent market conditions. We will continue to seek the best companies with solid financial statements that will be able to perform well over the next three-to-five-year market cycle.

On behalf of Security Global Investors, I would like to thank you for trusting your investments with us. As always, we continue to do our best to seek the potential available in small capitalization companies.

Sincerely,

James P. Schier

Senior Portfolio Manager

1 Performance figures are based on Class A shares and do not reflect deductions of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waivers, the performance quoted would be reduced.

81

Performance Summary September 30, 2008	Security Equity Fund Small Cap Value Series (unaudited)

PERFORMANCE

$10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Small Cap Value Series on July 11, 2008 (date of inception), reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 2000 Value Index is an unmanaged index that measures the performance of securities of small to mid cap U.S. companies with lower price-to-book ratios and lower forecasted growth values.

Average Annual Returns
Periods Ended 9-30-08	Since Inception (7-11-08)
Class A	14.80%
Class C	14.60%
Institutional Class	14.90%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.

Portfolio Composition by Sector as of 9-30-08
Consumer Discretionary	13.49%
Consumer Staples	3.45
Energy	4.80
Financials	19.35
Health Care	4.35
Industrials	15.79
Information Technology	14.64
Materials	6.57
Utilities	6.60
Cash & Other Assets, Less Liabilities	10.96
Total Net Assets	100.00%

82	The accompanying notes are an integral part of the financial statements

Performance Summary September 30, 2008	Security Equity Fund Small Cap Value Series (unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 11, 2008 (commencement of operations) through September 30, 2008.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your

Series Expenses
	Beginning Account Value 7/11/2008*	Ending Account Value 9/30/2008[1]	Expenses Paid During Period[2]
Small Cap Value
Series - Class A
Actual	$1,000.00	$1,148.00	$3.68
Hypothetical	1,000.00	1,007.64	3.44

Small Cap Value
Series - Class C
Actual	1,000.00	1,146.00	5.46
Hypothetical	1,000.00	1,005.98	5.11

Small Cap Value
Series - Institutional
Class
Actual	1,000.00	1,149.00	3.09
Hypothetical	1,000.00	1,008.19	2.89

* Commencement of operations

1 The actual ending account value is based on the actual total return of the Series for the period July 11, 2008 (commencement of operations) to September 30, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 11, 2008 (commencement of operations) to September 30, 2008 was 14.80%, 14.60% and 14.90% for Class A, C, and Institutional Class shares, respectively.

2 Expenses are equal to the Series annualized expense ratio (1.55%, 2.30% and 1.30% for Class A, C, and Institutional Class shares, respectively), net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 81/366 (to reflect the period since commencement of operations).

83	The accompanying notes are an integral part of the financial statements

Schedule of Investments September 30, 2008	Security Equity Fund Small Cap Value Series

	Shares	Value
COMMON STOCKS - 89.0%
Apparel Retail - 4.7%
Brown Shoe Company, Inc.	1,500	$24,570
Chico’s FAS, Inc. *	1,100	6,017
Talbots, Inc.	1,900	24,890

		55,477

Apparel, Accessories & Luxury Goods - 5.7%
Fossil, Inc. *	800	22,584
Maidenform Brands, Inc. *	1,600	23,216
Oxford Industries, Inc.	800	20,664

		66,464

Biotechnology - 0.8%
Combinatorx, Inc. [1],*	2,900	9,367

Coal & Consumable Fuels - 2.3%
Evergreen Energy, Inc. *	9,400	8,836
USEC, Inc. *	3,300	17,853

		26,689

Communications Equipment - 2.0%
Symmetricom, Inc. [1],*	4,800	23,856

Computer Storage & Peripherals - 1.0%
STEC, Inc. *	1,500	11,550

Construction & Engineering - 1.8%
Insituform Technologies, Inc. *	1,400	20,944

Construction Materials - 1.1%
Eagle Materials, Inc.	600	13,422

Consumer Finance - 2.0%
First Marblehead Corporation	9,200	22,908

Data Processing & Outsourced Services - 1.9%
Gevity HR, Inc.	3,000	21,840

Diversified Commercial & Professional Services - 1.6%
School Specialty, Inc. *	600	18,714

Electric Utilities - 4.9%
Allete, Inc.	344	15,308
Empire District Electric Company	1,000	21,350
Westar Energy, Inc.	900	20,736

		57,394

Electrical Components & Equipment - 2.5%
Power-One, Inc. [1],*	11,200	16,240
UQM Technologies, Inc. *	4,700	13,395

		29,635

Electronic Manufacturing Services - 2.2%
Maxwell Technologies, Inc. [1],*	1,900	25,346

Food Retail - 1.4%
Winn-Dixie Stores, Inc. *	1,200	16,680

Health Care Equipment - 0.8%
Aspect Medical Systems, Inc. *	1,900	9,880

	Shares	Value
COMMON STOCKS (continued)
Health Care Facilities - 2.0%
Health Management Associates, Inc. *	3,300	$13,728
LCA-Vision, Inc.	2,200	10,208

		23,936

Health Care Services - 0.7%
Providence Service Corporation *	800	7,840

Human Resource & Employment Services - 1.4%
Administaff, Inc. [2]	600	16,332

IT Consulting & Other Services - 2.1%
CACI International, Inc. *	500	25,050

Multi-Utilities - 1.7%
NorthWestern Corporation	800	20,104

Oil & Gas Equipment & Services - 1.3%
Global Industries, Ltd. *	2,200	15,268

Oil & Gas Exploration & Production - 1.2%
Goodrich Petroleum Corporation *	100	4,359
Gulfport Energy Corporation *	1,000	10,050

		14,409

Packaged Foods & Meats - 2.0%
TreeHouse Foods, Inc. *	800	23,760

Paper Packaging - 2.0%
Bemis Company, Inc.	900	23,508

Paper Products - 2.1%
Schweitzer-Mauduit International, Inc.	1,300	24,687

Property & Casualty Insurance - 5.1%
AmCOMP, Inc. *	1,900	22,040
Assured Guaranty, Ltd.	900	14,634
Hanover Insurance Group, Inc.	500	22,760

		59,434

Regional Banks - 12.3%
Arrow Financial Corporation	800	23,528
Bancfirst Corporation	300	14,499
City Holding Company	400	16,900
Commerce Bancshares, Inc.	500	23,200
Old National Bancorp	590	11,812
Tompkins Financial Corporation	400	20,200
Whitney Holding Corporation	180	4,365
Wilmington Trust Corporation	1,050	30,271

		144,775

Research & Consulting Services - 3.5%
ICF International, Inc. *	1,300	25,675
Navigant Consulting, Inc. *	800	15,912

		41,587

84	The accompanying notes are an integral part of the financial statements

Schedule of Investments September 30, 2008	Security Equity Fund Small Cap Value Series

	Shares	Value
COMMON STOCKS (continued)
Restaurants - 3.1%
BJ’s Restaurants, Inc. *	1,700	$20,298
Red Robin Gourmet Burgers, Inc. *	600	16,080

		36,378

Security & Alarm Services - 2.3%
GeoEye, Inc. *	1,200	26,556

Semiconductors - 5.5%
Anadigics, Inc. *	3,300	9,273
IXYS Corporation [1]	2,610	23,725
RF Micro Devices, Inc. *	4,900	14,308
Supertex, Inc. *	600	16,896

		64,202

Specialty Chemicals - 1.3%
Landec Corporation *	1,900	15,561

Trucking - 2.7%
Old Dominion Freight Line, Inc. *	320	9,069
Saia, Inc. *	1,700	22,576

		31,645
TOTAL COMMON STOCKS
(cost $978,728)		$1,045,198
Total Investments - 89.0%
(cost $978,728)		$1,045,198
Cash & Other Assets, Less Liabilities - 11.0%		128,691

Total Net Assets - 100.0%		$1,173,889

For federal income tax purposes the identified cost of investments owned at September 30, 2008 was $978,728.

* Non-income producing security

1 Security is deemed illiquid. The total market value of illiquid securities is $98,534 (cost $99,310), or 8.4% of total net assets.

2 Security is segregated as collateral for open written option contracts.

85	The accompanying notes are an integral part of the financial statements

Security Equity Fund Small Cap Value Series

Statement of Assets and Liabilities
September 30, 2008
Assets:
Investments, at value*	$1,045,198
Cash	100,274

Receivables:
Securities sold	1,520
Dividends	680
Security Investors	1,323
Prepaid expenses	38,073

Total assets	1,187,068

Liabilities:
Payable for:
Securities purchased	3,717
Written options, at value (premiums received, $298)	145
Management fees	1,002
Custodian fees	3,000
Transfer agent/maintenance fees	52
Administration fees	470
Professional fees	4,050
12b-1 distribution plan fees	418
Directors’ fees	25
Other	300

Total liabilities	13,179

Net assets	$1,173,889

Net assets consist of:
Paid in capital	$1,026,964
Undistributed net realized gain on sale of investments	80,302
Net unrealized appreciation in value of investments	66,623

Net assets	$1,173,889

Class A:
Capital shares outstanding (unlimited number of shares authorized)	34,804
Net assets	$399,635
Net asset value and redemption price per share	$11.48

Maximum offering price per share (net asset value divided by 94.25%)	$12.18

Class C:
Capital shares outstanding (unlimited number of shares authorized)	34,133
Net assets	$391,295
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$11.46

Institutional Class:
Capital shares outstanding (unlimited number of shares authorized)	33,333
Net assets	$382,959
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$11.49

*Investments, at cost	$978,728

Statement of Operations
For the Period Ended September 30, 2008*
Investment Income:
Dividends	$3,256
Interest	164

Total investment income	3,420

Expenses:
Management fees	2,514
Transfer agent/maintenance fees	80
Administration fees	614
Custodian fees	3,000
Directors’ fees	48
Professional fees	4,050
Reports to shareholders	852
Registration fees	3,392
Other expenses	228
12b-1 distribution fees - Class A	212
12b-1 distribution fees - Class C	834

Total expenses	15,824
Less:
Reimbursement of expenses - Class A	(3,864)
Reimbursement of expenses - Class C	(3,823)
Reimbursement of expenses - Institutional Class	(3,822)

Net expenses	4,315

Net investment loss	(895)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the period on:
Investments	81,197

Net realized gain	81,197

Net unrealized appreciation (depreciation) during the period on:
Investments	66,470
Options written	153

Net unrealized appreciation	66,623

Net realized and unrealized gain	147,820

Net increase in net assets resulting from operations	$146,925

*For the period from July 11, 2008 (commencement of operations) to September 30, 2008.

86	The accompanying notes are an integral part of the financial statements

Statement of Changes in Net Assets	Security Equity Fund Small Cap Value Series

Period Ended September 30, 2008*

Increase (decrease) in net assets from operations:
Net investment loss	$(895)
Net realized gain during the period on investments	81,197
Net unrealized appreciation during the period on investments	66,623

Net increase in net assets resulting from operations	146,925

Capital share transactions:
Proceeds from sale of shares
Class A	350,960
Class C	343,156
Institutional Class	333,333
Cost of shares redeemed
Class C	(485)

Net increase from capital share transactions	1,026,964

Net increase in net assets	1,173,889

Net assets:
Beginning of period	–

End of period	$1,173,889

Accumulated net investment income at end of period	$–

Capital share activity:
Shares sold
Class A	34,804
Class C	34,174
Institutional Class	33,333
Shares redeemed
Class C	(41)

* For the period July 11, 2008 (commencement of operations) to September 30, 2008.

87	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Equity Fund
Selected data for each share of capital stock outstanding throughout the period	Small Cap Value Series

Class A	Period Ended September 30, 2008 [a]
Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[b]	–
Net gain on securities (realized and unrealized)	1.48

Total from investment operations	1.48
Net asset value, end of period	$11.48

Total Return [c]	14.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$400
Ratios to average net assets:
Net investment loss	(0.19%)
Total expenses[d]	6.10%
Net expenses[e]	1.55%
Net expenses prior to custodian earning credits and net of expense waivers	1.55%
Portfolio turnover rate	86%

Class C	Period Ended September 30, 2008[a]
Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss[b]	(0.02)
Net gain on securities (realized and unrealized)	1.48

Total from investment operations	1.46
Net asset value, end of period	$11.46

Total Return [c]	14.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$391
Ratios to average net assets:
Net investment loss	(0.94%)
Total expenses[d]	6.88%
Net expenses[e]	2.30%
Net expenses prior to custodian earning credits and net of expense waivers	2.30%
Portfolio turnover rate	86%

88	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Equity Fund

Selected data for each share of capital stock outstanding throughout the period	Small Cap Value Series

Institutional Class	Period Ended September 30, 2008[a]
Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[b]	–
Net gain on securities (realized and unrealized)	1.49

Total from investment operations	1.49
Net asset value, end of period	$11.49

Total Return [c]	14.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$383
Ratios to average net assets:
Net investment income	0.06%
Total expenses[d]	5.90%
Net expenses[e]	1.30%
Net expenses prior to custodian earning credits and net of expense waivers	1.30%
Portfolio turnover rate	86%

a Security Small Cap Value Series was initially capitalized on July 11, 2008 with a net asset value of $10 per share. Percentage amounts for the period, except total return have been annualized

b Net investment income (loss) was computed using average shares outstanding throughout the period.

c Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class C shares.

d Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

e Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

89	The accompanying notes are an integral part of the financial statements

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90

Manager’s Commentary November 14, 2008	Security Large Cap Value Fund (unaudited)

To Our Shareholders:

Security Large Cap Value Fund returned –23.45%[1] in the period, outperforming the benchmark Russell 1000 Value Index’s return of –23.56% and nearly even with the Fund’s peer group median return of –23.24%. For the most part, good individual stock selection was the determining factor in overall performance in fiscal 2008.

Our strategy is to buy companies that are trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process of three clear philosophical tenets that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.

This investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.

Consumer Staples and Information Technology Top Performers

The Fund benefited from superior stock selection from the consumer staples sector, providing a positive 14% boost, compared to a loss of –2% for the benchmark. An overweight position in the sector for the portfolio relative to the benchmark added to its contribution. Wal-Mart Stores, Inc. had the largest impact with a 40% return.

The information technology sector supported Fund performance through stock selection that, while negative, was far ahead of the benchmark’s performance. The Fund’s –4% return in the sector was a marked improvement over the –35% loss for the Russell 1000 Value Index. A 16% advance in Western Union Company was the difference for the Fund.

The materials sector was another sector that benefited the portfolio due to the manager’s stock picking. While the benchmark lost –20% in the sector, the Fund was able to produce a positive return of 6%.

Financials and Energy Disappoint

The stock selection in the Large Cap Value Fund’s financials sector battered performance. While the Fund had its usual large underweight position in the sector against the benchmark, 21% versus 28%, stock selection return was –52%. The financials sector was the worst performer in the fiscal year, losing –38%. Holdings in Citigroup and Fannie Mae were the largest losses for the Fund in the sector.

The energy sector for the Fund pulled performance down due to stock selection in an underperforming sector of the market. The Fund’s performance in the energy sector lagged the benchmark, –13% to –10%. Securities in particular that hurt the Fund were Williams Companies, Inc., Exxon Mobil Corporation, and Halliburton Company.

The utilities sector, while a heavy underweight for the Fund at 2% compared to 7% for the benchmark, hurt performance as holdings lost –13%, nearly 3% more than holdings in the benchmark. The Fund’s only holding in the sector, Edison International, lost –26% during the fiscal year.

2009 Market Outlook

In the difficult market environment experienced over the past 12 months, the collective experience of our team and our dedication to our investing principles provides a framework of how to navigate these challenging times. Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. Our focus is on applying a bottom-up approach to identifying individual companies with the ability to be substantially better and have a positive impact on the portfolio over the next three to five years. We remain confident in our ability to uncover these companies.

Current markets reinforce that investing is a long-term pursuit that requires patience and a consistent approach. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark Mitchell

Senior Portfolio Manager

1 Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

91

Performance Summary September 30, 2008	Security Large Cap Value Fund (unaudited)

PERFORMANCE

$10,000 Over Ten Years

This chart assumes a $10,000 investment in Class A shares of Large Cap Value Fund on September 30, 1998, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 1000 Value Index is an unmanaged index representing the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Average Annual Returns
Periods Ended 9-30-08				Since Inception (1-29-99)
	1 Year	5 Years	10 Years

A Shares	(23.45%)	6.75%	1.47%	–

A Shares with sales charge	(27.85%)	5.50%	0.87%	–

B Shares	(23.39%)	6.18%	0.76%	–

B Shares with CDSC	(27.05%)	5.87%	0.76%	–

C Shares	(24.09%)	5.94%	–	(0.04%)

C Shares with CDSC	(24.81%)	5.94%	–	(0.04%)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Fund and in the absence of such waiver, the performance would be reduced.

Portfolio Composition by Sector as of 9-30-08
Consumer Discretionary	10.55%
Consumer Staples	12.88
Energy	11.25
Financials	13.12
Health Care	7.94
Industrials	22.57
Information Technology	6.19
Materials	5.04
Telecommunication Services	0.95
Utilities	2.44
Exchange Traded Funds	0.53
U.S. Government Sponsored Agencies	5.04
Repurchase Agreement	2.64
Liabilities, Less Cash & Other Assets	(1.14)
Total Net Assets	100.00%

92	The accompanying notes are an integral part of the financial statements

Performance Summary September 30, 2008	Security Large Cap Value Fund (unaudited)

Information About Your Fund’s Expenses

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2008 through September 30, 2008.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008[1]	Expenses Paid During Period[2]

Large Cap Value
Fund - Class A
Actual	$1,000.00	$872.73	$5.85
Hypothetical	1,000.00	1,018.75	6.31

Large Cap Value
Fund - Class B
Actual	1,000.00	873.61	4.68
Hypothetical	1,000.00	1,020.00	5.05

Large Cap Value
Fund - Class C
Actual	1,000.00	869.86	9.35
Hypothetical	1,000.00	1,015.00	10.08

1 The actual ending account value is based on the actual total return of the Fund for the period April 1, 2008 to September 30, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2008 to September 30, 2008 was (12.73%), (12.64%) and (13.01%), for Class A, B, and C shares, respectively.

2 Expenses are equal to the Fund annualized expense ratio (1.25%, 1.00% and 2.00% for Class A, B, and C shares, respectively), net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

93

Schedule of Investments September 30, 2008	Security Large Cap Value Fund

	Shares	Value
COMMON STOCKS - 93.5%
Aerospace & Defense - 3.6%
United Technologies Corporation	47,400	$2,846,844

Air Freight & Logistics - 3.5%
FedEx Corporation	35,300	2,790,112

Broadcasting - 1.4%
CBS Corporation (Cl.B)	77,100	1,124,118

Building Products - 3.8%
USG Corporation *	117,300	3,002,880

Computer Hardware - 2.2%
Hewlett-Packard Company	37,400	1,729,376

Construction Materials - 1.7%
Vulcan Materials Company	18,200	1,355,900

Consumer Finance - 2.6%
Capital One Financial Corporation	28,300	1,443,300
First Marblehead Corporation	254,950	634,826

		2,078,126

Data Processing & Outsourced Services - 3.3%
Western Union Company	106,200	2,619,954

Department Stores - 2.2%
JC Penney Company, Inc.	52,200	1,740,348

Diversified Banks - 2.1%
Wells Fargo & Company	43,800	1,643,814

Diversified Chemicals - 1.3%
Dow Chemical Company	33,600	1,067,808

Drug Retail - 2.6%
CVS Caremark Corporation	60,400	2,033,064

Electric Utilities - 2.4%
Edison International	48,500	1,935,150

Electronic Manufacturing Services - 0.7%
Tyco Electronics, Ltd.	20,450	565,647

Exchange Traded Funds - 0.5%
iShares Russell 1000 Value Index Fund	3,300	210,837
iShares S&P 500 Value Index Fund	3,500	209,475

		420,312

Health Care Equipment - 3.3%
Covidien, Ltd.	20,350	1,094,016
Hospira, Inc. *	40,800	1,558,560

		2,652,576

Health Care Services - 1.8%
Medco Health Solutions, Inc. *	31,400	1,413,000

Home Improvement Retail - 4.5%
Home Depot, Inc.	34,800	900,972
Lowe’s Companies, Inc.	111,300	2,636,697

		3,537,669

	Shares	Value
COMMON STOCKS (continued)
Hypermarkets & Super Centers - 7.3%
Costco Wholesale Corporation	33,200	$2,155,676
Wal-Mart Stores, Inc.	61,400	3,677,246

		5,832,922

Industrial Conglomerates - 5.3%
General Electric Company	101,700	2,593,350
McDermott International, Inc. 1,*	64,500	1,647,975

		4,241,325

Integrated Oil & Gas - 7.6%
Chevron Corporation	21,000	1,732,080
ConocoPhillips	8,900	651,925
Exxon Mobil Corporation	33,000	2,562,780
Sasol, Ltd. ADR	26,000	1,104,740

		6,051,525

Integrated Telecommunication Services - 1.0%
Windstream Corporation	69,176	756,785

Movies & Entertainment - 2.5%
News Corporation	27,500	329,725
Time Warner, Inc.	125,600	1,646,616

		1,976,341

Oil & Gas Equipment & Services - 1.7%
Halliburton Company	41,100	1,331,229

Oil & Gas Storage & Transportation - 1.9%
Williams Companies, Inc.	65,500	1,549,075

Other Diversified Financial Services - 2.4%
JPMorgan Chase & Company	40,000	1,868,000

Pharmaceuticals - 2.8%
Schering-Plough Corporation	121,200	2,238,564

Property & Casualty Insurance - 6.1%
Berkshire Hathaway, Inc. *	37	4,832,200

Railroads - 4.6%
Union Pacific Corporation	51,000	3,629,160

Research & Consulting Services - 1.8%
Equifax, Inc.	40,900	1,409,005

Specialty Chemicals - 2.0%
Rohm & Haas Company	22,600	1,582,000

94	The accompanying notes are an integral part of the financial statements

Schedule of Investments September 30, 2008	Security Large Cap Value Fund

	Shares	Value
COMMON STOCKS (continued)
Tobacco - 3.0%
Altria Group, Inc.	34,800	$690,432
Philip Morris International, Inc.	34,800	1,673,880

		2,364,312
TOTAL COMMON STOCKS
(cost $74,556,866)		$74,219,141
	Principal Amount	Value
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 5.0%
Federal Home Loan Bank
0.25%, 10/2/2008	$2,000,000	$1,999,986
0.60%, 10/9/2008	2,000,000	1,999,733
TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES
(cost $3,999,719)		$3,999,719
	Principal Amount	Value
REPURCHASE AGREEMENT - 2.6%
UMB Financial Corp, 1.46%, dated 9/30/08, matures 10/1/08; repurchase amount $2,094,085 (Collateralized by FHLB, 5.40%, 10/27/11 with a value of $2,136,569)
	$2,094,000	$2,094,000
TOTAL REPURCHASE AGREEMENT
(cost $2,094,000)		$2,094,000
Total Investments - 101.1%
(cost $80,650,585)		$80,312,860
Liabilities, Less Cash & Other Assets - (1.1)%		(903,472)

Total Net Assets - 100.0%		$79,409,388

For federal income tax purposes the identified cost of investments owned at September 30, 2008 was $81,784,445.

ADR	American Depositary Receipt

*	Non-income producing security

1 Portion of security is delayed in delivery due to executing broker’s bankruptcy declaration.

95	The accompanying notes are an integral part of the financial statements

Security Large Cap Value Fund

Statement of Assets and Liabilities
September 30, 2008
Assets:
Investments, at value*	$80,312,860
Cash	217,961
Receivables:
Fund shares sold	43,637
Dividends	148,692
Security Investors	10,278
Prepaid expenses	25,030

Total assets	80,758,458

Liabilities:
Payable for:
Securities purchased	1,223,504
Fund shares redeemed	23,066
Management fees	44,733
Custodian fees	1,200
Transfer agent/maintenance fees	10,693
Administration fees	6,688
Professional fees	14,405
12b-1 distribution plan fees	18,279
Directors’ fees	1,650
Other	4,852

Total liabilities	1,349,070

Net assets	$79,409,388

Net assets consist of:
Paid in capital	$86,316,777
Undistributed net investment income	583,228
Accumulated net realized loss on sale of investments	(7,152,892)
Net unrealized depreciation in value of investments	(337,725)

Net assets	$79,409,388

Class A:
Capital shares outstanding (unlimited number of shares authorized)	9,957,291
Net assets	$66,902,141
Net asset value and redemption price per share	$6.72

Maximum offering price per share (net asset value divided by 94.25%)	$7.13

Class B:
Capital shares outstanding (unlimited number of shares authorized)	1,286,238
Net assets	$8,096,776
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$6.29

Class C:
Capital shares outstanding (unlimited number of shares authorized)	694,459
Net assets	$4,410,471
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$6.35

*Investments, at cost	$80,650,585

Statement of Operations
For the Year Ended September 30, 2008
Investment Income:
Dividends	$1,704,097
Interest	146,307

Total investment income	1,850,404

Expenses:
Management fees	622,836
Transfer agent/maintenance fees	230,729
Administration fees	91,561
Custodian fees	9,536
Directors’ fees	5,020
Professional fees	19,369
Reports to shareholders	16,552
Registration fees	43,822
Other expenses	25,143
12b-1 distribution fees - Class A	200,218
12b-1 distribution fees - Class C	53,216

Total expenses	1,318,002
Less:
Reimbursement of expenses - Class A	(89,886)
Reimbursement of expenses - Class B	(11,337)
Reimbursement of expenses - Class C	(5,980)

Net expenses	1,210,799

Net investment income	639,605

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(4,599,205)
Options written	59,355

Net realized loss	(4,539,850)

Net unrealized appreciation (depreciation) during the year on:
Investments	(19,617,311)
Options written	(15,979)

Net unrealized depreciation	(19,633,290)

Net loss	(24,173,140)

Net decrease in net assets resulting from operations	$(23,533,535)

96	The accompanying notes are an integral part of the financial statements

Security
Statement of Changes in Net Assets	Large Cap Value Fund

	Year Ended September 30, 2008	Year Ended September 30, 2007

Increase (decrease) in net assets from operations:
Net investment income	$639,605	$347,813
Net realized gain (loss) during the year on investments	(4,539,850)	6,463,825
Net unrealized appreciation (depreciation) during the year on investments	(19,633,290)	9,449,894

Net increase (decrease) in net assets resulting from operations	(23,533,535)	16,261,532

Distributions to shareholders from:
Net investment income
Class A	(378,053)	(25,136)
Class B	(22,222)	–
Net realized gain
Class A	(2,835,403)	–
Class B	(523,802)	–
Class C	(232,292)	–

Total distributions to shareholders	(3,991,772)	(25,136)

Capital share transactions:
Proceeds from sale of shares
Class A	42,964,106	30,239,174
Class B	3,386,023	5,176,235
Class C	2,180,812	2,465,830
Distributions reinvested
Class A	3,086,622	23,953
Class B	540,480	–
Class C	228,558	–
Cost of shares redeemed
Class A	(36,583,296)	(28,048,187)
Class B	(6,331,496)	(6,549,458)
Class C	(2,035,897)	(1,128,054)

Net increase from capital share transactions	7,435,912	2,179,493

Net increase (decrease) in net assets	(20,089,395)	18,415,889

Net assets:
Beginning of year	99,498,783	81,082,894

End of year	$79,409,388	$99,498,783

Accumulated net investment income at end of year	$583,228	$343,898

Capital share activity:
Shares sold
Class A	5,509,142	3,513,517
Class B	457,814	644,129
Class C	284,364	309,682
Shares reinvested
Class A	377,800	2,882
Class B	70,743	–
Class C	29,416	–
Shares redeemed
Class A	(4,639,628)	(3,278,710)
Class B	(849,539)	(814,025)
Class C	(274,934)	(137,551)

97	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security
Selected data for each share of capital stock outstanding throughout each year	Large Cap Value Fund

Class A	2008	2007	2006	2005[a]	Year Ended September 30, 2004
Per Share Data
Net asset value, beginning of period	$9.18	$7.65	$6.78	$5.71	$5.11
Income (loss) from investment operations:
Net investment income[b]	0.05	0.04	0.01	0.03	0.01
Net gain (loss) on securities (realized and unrealized)	(2.14)	1.49	0.90	1.04	0.60

Total from investment operations	(2.09)	1.53	0.91	1.07	0.61
Less distributions:
Dividends from net investment income	(0.04)	–	(0.04)	–	(0.01)
Distributions from realized gains	(0.33)	–	–	–	–

Total distributions	(0.37)	–	(0.04)	–	(0.01)
Net asset value, end of period	$6.72	$9.18	$7.65	$6.78	$5.71

Total Return [c]	(23.45%)	20.04%	13.45%	18.74%	11.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$66,902	$79,998	$64,786	$45,295	$43,071
Ratios to average net assets:
Net investment income	0.68%	0.51%	0.17%	0.56%	0.19%
Total expenses[d]	1.36%	1.35%	1.49%	1.61%	1.52%
Net expenses[e]	1.25%	1.27%	1.49%	1.61%	1.52%
Net expenses prior to custodian earning credits and net of expense waivers	1.25%	1.27%	1.49%	1.61%	1.52%
Portfolio turnover rate	48%	25%	54%	110%	75%

Class B	2008[f]	2007[f]	2006	2005[a]	Year Ended September 30, 2004
Per Share Data
Net asset value, beginning of period	$8.58	$7.18	$6.38	$5.42	$4.87
Income (loss) from investment operations:
Net investment income (loss)[b]	0.07	(0.01)	(0.04)	(0.01)	(0.03)
Net gain (loss) on securities (realized and unrealized)	(2.02)	1.41	0.84	0.97	0.58

Total from investment operations	(1.95)	1.40	0.80	0.96	0.55
Less distributions:
Dividends from net investment income	(0.01)	–	–	–	–
Distributions from realized gains	(0.33)	–	–	–	–

Total distributions	(0.34)	–	–	–	–
Net asset value, end of period	$6.29	$8.58	$7.18	$6.38	$5.42

Total Return [c]	(23.39%)	19.50%	12.54%	17.71%	11.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,097	$13,784	$12,761	$8,500	$10,164
Ratios to average net assets:
Net investment income (loss)	0.93%	(0.08%)	(0.58%)	(0.16%)	(0.57%)
Total expenses[d]	1.11%	1.92%	2.26%	2.36%	2.27%
Net expenses[e]	1.00%	1.85%	2.26%	2.36%	2.27%
Net expenses prior to custodian earning credits and net of expense waivers	1.00%	1.85%	2.26%	2.36%	2.27%
Portfolio turnover rate	48%	25%	54%	110%	75%

98	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security
Selected data for each share of capital stock outstanding throughout each year	Large Cap Value Fund

Class C	2008	2007	2006	2005[a]	Year Ended September 30, 2004
Per Share Data
Net asset value, beginning of period	$8.72	$7.31	$6.49	$5.52	$4.96
Income (loss) from investment operations:
Net investment loss[b]	–	(0.02)	(0.04)	(0.01)	(0.03)
Net gain (loss) on securities (realized and unrealized)	(2.04)	1.43	0.86	0.98	0.59

Total from investment operations	(2.04)	1.41	0.82	0.97	0.56
Less distributions:
Distributions from realized gains	(0.33)	–	–	–	–

Total distributions	(0.33)	–	–	–	–
Net asset value, end of period	$6.35	$8.72	$7.31	$6.49	$5.52

Total Return [c]	(24.09%)	19.29%	12.63%	17.57%	11.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,410	$5,717	$3,536	$2,899	$2,561
Ratios to average net assets:
Net investment loss	(0.07%)	(0.23%)	(0.60%)	(0.18%)	(0.57%)
Total expenses[d]	2.11%	2.10%	2.25%	2.36%	2.28%
Net expenses[e]	2.00%	2.02%	2.25%	2.36%	2.28%
Net expenses prior to custodian earning credits and net of expense waivers	2.00%	2.02%	2.25%	2.36%	2.28%
Portfolio turnover rate	48%	25%	54%	110%	75%

a Security Investors (SI) became the advisor of Security Large Cap Value Fund effective June 30, 2005. Prior to June 30, 2005, SI paid Dreyfus Corporation for sub-advisory services.

b Net investment income (loss) was computed using average shares outstanding throughout the period.

c Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.

d Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

e Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

f Effective August 1, 2007, Class B shares ceased charging 12b-1 fees in accordance with FINRA (formerly NASD) sales cap regulations. Per share information reflects this change. This fee will be reinstated when sales exceed the sales cap limit.

99	The accompanying notes are an integral part of the financial statements

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100

Manager’s Commentary	Security Large Cap Value Fund
Large Cap Value Institutional Series
November 14, 2008	(unaudited)

To Our Shareholders:

From inception on July 11, 2008 through September 30, 2008, the Security Large Cap Value Fund Large Cap Value Institutional Series declined –3.90%[1] falling more than the –2.37% return of its benchmark, the Russell 1000 Value Index.

Our strategy is to buy companies that are trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process of three clear philosophical tenets that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.

This investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a valuation target for each potential investment. We construct the portfolio based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.

Materials and Telecommunication Services Top Performers

The materials sector led performance results for the portfolio. While an even weight to the benchmark, selecting superior performing stocks gained a positive 19% for the portfolio against a loss of –13% for the benchmark for a total difference greater than 30%. A position in Vulcan Materials Company, LC, which surged 47% during the 2-month period, accounted for the performance.

Not being in the wrong place was a benefit to the portfolio relative to the benchmark. The Series only had a 1% weighting in the telecommunications services sector, compared to more than a 5% weight for the benchmark. The sector in the benchmark was hit hard with a –13% loss while the Series was down just –6%. The only position in the sector for the portfolio was Windstream Corporation.

The information technology sector was slightly overweight the benchmark and benefited from a 1% gain, compared to a –8% loss in the Russell 1000 Value Index. The largest weightings for the portfolio were Western Union Company and Hewlett-Packard Company.

Financials and Consumer Staples Disappoint

The Large Cap Value Institutional Series financials sector suffered from poor stock selection and an underweight allocation. The Series had its usual large underweight in the sector against the benchmark, 15% versus 26%. During the short period, the financials sector bounced back, making it the biggest gainer in the benchmark, with a return of 17%. Unfortunately, the Series did not fully participate in the gains as it returned a mere 3%. While holdings in Capital One Financial Corporation and JPMorgan Chase & Company earned impressive returns, the implosion of American International Group, Inc. took back nearly all returns for the group.

The consumer staples sector dragged down performance as its overweight position lost –3% compared to a gain of 2% for the benchmark. Detracting from overall performance were positions in CVS Caremark Corporation, Philip Morris International, Inc., and Costco Wholesale Corporation.

Poor stock selection in health care hurt the portfolio as it was down –5% while the benchmark was even for the period. Most of the loss in the sector was the result of a position in Schering-Plough Corporation.

2009 Market Outlook

Current markets reinforce that investing is a long-term pursuit that requires patience and a consistent approach. The collective experience of our team and our dedication to our investing principles provides a framework of how to navigate the challenging times we expect over the foreseeable future. Our focus is on applying a bottom-up approach to identifying individual companies with the ability to be substantially better and have a positive impact on the portfolio over the next three to five years. We remain confident in our ability to identify these companies.

We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark Mitchell

Senior Portfolio Manager

1 Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waivers, the performance quoted would be reduced.

101

Performance Summary	Security Large Cap Value Fund
Large Cap Value Institutional Series
September 30, 2008	(unaudited)

PERFORMANCE

$10,000 Since Inception

This chart assumes a $10,000 investment in shares of Large Cap Value Institutional Series on July 11, 2008 (date of inception), and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 1000 Value Index is an unmanaged index representing the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Average Annual Returns
Periods Ended 9-30-08	Since Inception (7-11-08)
Large Cap Value Institutional Series	(3.90%)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.

Portfolio Composition by Sector as of 9-30-08
Consumer Discretionary	11.16%
Consumer Staples	12.40
Energy	10.68
Financials	11.58
Health Care	7.83
Industrials	22.41
Information Technology	5.87
Materials	4.89
Telecommunication Services	1.00
Utilities	2.40
Exchange Traded Funds	4.85
Cash & Other Assets, Less Liabilities	4.93
Total Net Assets	100.00%

102	The accompanying notes are an integral part of the financial statements

Performance Summary	Security Large Cap Value Fund
Large Cap Value Institutional Series
September 30, 2008	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 11, 2008 (commencement of operations) through September 30, 2008.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds

Series
Expenses
	Beginning Account Value 7/11/2008*	Ending Account Value 9/30/2008[1]	Expenses Paid During Period[2]
Large Cap Value Institutional Series
Actual	$1,000.00	$961.00	$2.13
Hypothetical	1,000.00	1,008.90	2.18

* Commencement of operations

1 The actual ending account value is based on the actual total return of the Series for the period July 11, 2008 (commencement of operations) to September 30, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 11, 2008 (commencement of operations) to September 30, 2008 was (3.90%).

2 Expenses are equal to the Series annualized expense ratio of 0.98%, net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 81/366 (to reflect the period since commencement of operations).

103

Schedule of Investments September 30, 2008	Security Large Cap Value Fund Large Cap Value Institutional Series

	Shares	Value
COMMON STOCKS - 95.1%
Aerospace & Defense - 3.3%
United Technologies Corporation	1,570	$94,294

Air Freight & Logistics - 3.8%
FedEx Corporation	1,400	110,656

Broadcasting - 1.4%
CBS Corporation (Cl.B)	2,770	40,387

Building Products - 4.3%
USG Corporation *	4,890	125,183

Computer Hardware - 1.8%
Hewlett-Packard Company	1,150	53,176

Construction Materials - 2.5%
Vulcan Materials Company	950	70,775

Consumer Finance - 2.9%
Capital One Financial Corporation	1,070	54,570
First Marblehead Corporation	11,690	29,108

		83,678

Data Processing & Outsourced Services - 3.2%
Western Union Company	3,670	90,539

Department Stores - 2.4%
JC Penney Company, Inc.	2,070	69,014

Diversified Banks - 1.8%
Wells Fargo & Company	1,380	51,791

Diversified Chemicals - 1.4%
Dow Chemical Company	1,250	39,725

Drug Retail - 2.4%
CVS Caremark Corporation	2,060	69,340

Electric Utilities - 2.4%
Edison International	1,730	69,027

Electronic Manufacturing Services - 0.9%
Tyco Electronics, Ltd.	910	25,171

Exchange Traded Funds - 4.9%
iShares Russell 1000 Value Index Fund	1,090	69,640
iShares S&P 500 Value Index Fund	1,170	70,025

		139,665

Health Care Equipment - 3.1%
Covidien, Ltd.	650	34,944
Hospira, Inc. *	1,430	54,626

		89,570

Health Care Services - 1.8%
Medco Health Solutions, Inc. *	1,180	53,100

	Shares	Value
COMMON STOCKS (continued)
Home Improvement Retail - 4.8%
Home Depot, Inc.	1,470	$38,058
Lowe’s Companies, Inc.	4,210	99,735

		137,793

Hypermarkets & Super Centers - 7.2%
Costco Wholesale Corporation	1,140	74,020
Wal-Mart Stores, Inc.	2,240	134,153

		208,173

Industrial Conglomerates - 5.2%
General Electric Company	3,740	95,369
McDermott International, Inc. *	2,120	54,166

		149,535

Integrated Oil & Gas - 7.1%
Chevron Corporation	690	56,911
ConocoPhillips	360	26,370
Exxon Mobil Corporation	1,120	86,979
Sasol, Ltd. ADR	820	34,842

		205,102

Integrated Telecommunication Services - 1.0%
Windstream Corporation	2,630	28,772

Movies & Entertainment - 2.6%
News Corporation	1,110	13,309
Time Warner, Inc.	4,620	60,568

		73,877

Oil & Gas Equipment & Services - 1.8%
Halliburton Company	1,560	50,528

Oil & Gas Storage & Transportation - 1.8%
Williams Companies, Inc.	2,190	51,794

Other Diversified Financial Services - 2.3%
JPMorgan Chase & Company	1,440	67,248

Pharmaceuticals - 2.9%
Schering-Plough Corporation	4,480	82,746

Property & Casualty Insurance - 4.6%
Berkshire Hathaway, Inc. *	1	130,601

Railroads - 4.1%
Union Pacific Corporation	1,660	118,126

Research & Consulting Services - 1.6%
Equifax, Inc.	1,370	47,197

Specialty Chemicals - 1.0%
Rohm & Haas Company	430	30,100

104	The accompanying notes are an integral part of the financial statements

Schedule of Investments September 30, 2008	Security Large Cap Value Fund Large Cap Value Institutional Series

	Shares	Value
COMMON STOCKS (continued)
Tobacco - 2.8%
Altria Group, Inc.	1,120	$22,221
Philip Morris International, Inc.	1,190	57,239

		79,460
TOTAL COMMON STOCKS
(cost $2,818,415)		$2,736,143
Total Investments - 95.1%
(cost $2,818,415)		$2,736,143
Cash & Other Assets, Less Liabilities - 4.9%		142,054

Total Net Assets - 100.0%		$2,878,196

For federal income tax purposes the identified cost of investments owned at September 30, 2008 was $2,818,414.

ADR	American Depositary Receipt

* Non-income producing security

105	The accompanying notes are an integral part of the financial statements

Security Large Cap Value Fund Large Cap Value Institutional Series

Statement of Assets and Liabilities
September 30, 2008
Assets:
Investments, at value*	$2,736,143
Cash	174,747
Receivables:
Dividends	5,227
Security Investors	2,193
Prepaid expenses	19,512

Total assets	2,937,822

Liabilities:

Payable for:
Fund shares redeemed	23,360
Securities purchased	26,300
Management fees	1,655
Administration fees	692
Transfer agent/maintenance fees	19
Custodian fees	3,000
Directors’ fees	50
Professional fees	4,050
Other fees	500

Total liabilities	59,626

Net assets	$2,878,196

Net assets consist of:
Paid in capital	$2,995,345
Undistributed net investment income	8,072
Accumulated net realized loss on sale of investments	(42,949)
Net unrealized depreciation in value of investments	(82,272)

Net assets	$2,878,196

Capital shares authorized	unlimited
Capital shares outstanding	299,530
Net asset value per share
(net assets divided by shares outstanding)	$9.61

*Investments, at cost	$2,818,415

Statement of Operations
For the Period Ended September 30, 2008*
Investment Income:
Dividends	$13,756
Interest	1,064

Total investment income	14,820

Expenses:
Management fees	4,476
Administration fees	1,104
Transfer agent/maintenance fees	51
Custodian fees	3,000
Directors’ fees	113
Professional fees	4,050
Reports to shareholders	1,449
Registration fees	1,748
Other	76

Total expenses	16,067
Less:
Reimbursement of expenses	(9,319)

Net expenses	6,748

Net investment income	8,072

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the period on:
Investments	(42,949)

Net realized loss	(42,949)

Net unrealized appreciation (depreciation) during the period on:
Investments	(82,272)

Net unrealized depreciation	(82,272)

Net realized and unrealized loss	(125,221)

Net decrease in net assets resulting from operations	$(117,149)

* For the period July 11, 2008 (commencement of operations) to September 30, 2008.

106	The accompanying notes are an integral part of the financial statements

Statement of Changes in Net Assets	Security Large Cap Value Fund Large Cap Value Institutional Series

Period Ended September 30, 2008*

Increase (decrease) in net assets from operations:
Net investment income	$8,072
Net realized loss during the period on investments	(42,949)
Net unrealized depreciation during the period on investments	(82,272)

Net decrease in net assets resulting from operations	(117,149)

Capital share transactions:
Proceeds from sale of shares	3,308,936
Cost of shares redeemed	(313,591)

Net increase from capital share transactions	2,995,345

Net increase in net assets	2,878,196

Net assets:
Beginning of period	–

End of period	$2,878,196

Undistributed net investment income at end of period	$8,072

Capital share activity:
Shares sold	330,636
Shares redeemed	(31,106)

Total capital share activity	299,530

* For the period July 11, 2008 (commencement of operations) to September 30, 2008.

107	The accompanying notes are an integral part of the financial statements

Financial Highlights Selected data for each share of capital stock outstanding throughout the period	Security Large Cap Value Fund Large Cap Value Institutional Series

Period Ended September 30, 2008 [a]
Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[b]	0.03
Net loss on securities (realized and unrealized)	(0.42)

Total from investment operations	(0.39)
Net asset value, end of period	$9.61

Total Return	(3.90%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,878
Ratios to average net assets:
Net investment income	1.17%
Total expenses[c]	2.33%
Net expenses[d]	0.98%
Net expenses prior to custodian earnings credits and net of expense waivers	0.98%
Portfolio turnover rate	35%

a Security Large Cap Value Institutional Series was initially capitalized on July 11, 2008 with a net asset value of $10 per share. Percentage amounts for the period, except total return, have been annualized.

b Net investment income (loss) was computed using average shares outstanding throughout the period.

c Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.

d Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

108	The accompanying notes are an integral part of the financial statements

Security Mid Cap Growth Fund (unaudited)
Manager’s Commentary
November 14, 2008

To Our Shareholders:

For the year ended September 30, 2008, the Security Mid Cap Growth Fund returned –26.24%[1], lagging the benchmark Russell Mid Cap Growth Index’s return of –24.65%. The Fund also lagged its peer group median return of –24.77%.

Our approach with the Mid Cap Growth Fund is to seek securities of companies that are able to grow and/or reinvest in increasingly profitable ventures and hold them over three to five years to capture the best part of the improvements in profits or profitability. For this Fund, we target securities of companies that appear likely to generate above average profitability at prices that do not reflect that potential.

Consumer Discretionary, Utilities, and Health Care Top Performers

Even though the consumer discretionary sector declined approximately –30% during the period, it was able to provide a boost to the portfolio on a relative basis to the benchmark. Leading the sector were holdings in TJX Companies, Inc., Activision Blizzard, Inc., and Darden Restaurants, Inc.

The health care sector, slightly over weight the benchmark, performed much better than the benchmark, declining only –4% against a –12% drop, due to stock selection. Incyte Corporation was the best performing security, while Genzyme Corporation added positive returns.

The small allocation to the utilities sector helped the portfolio. At only 1%, it was nearly three-fourths less than the benchmark. The sector was the hardest hit in the benchmark losing –37% compared to just a –5% decline for the portfolio. Our only holdings were Questar Corporation and Alliant Energy Corporation.

Information Technology and Energy Disappoint

The information technology, energy, and financials sectors accounted for approximately 40% of total portfolio assets. Each sector suffered during the fiscal year due to poor stock selection.

The information technology sector was an even weight; however, holdings declined by approximately –47% compared to the 29% decline in the benchmark. The largest drags on performance were positions in Mindspeed Technologies, Inc., MEMC Electronic Materials, Inc., and Applied Micro Circuits Corporation.

Holdings in the energy sector declined approximately
–40% against a loss of –17% for the benchmark. The sector was an underweight position in the portfolio. Positions that caused the most damage to the Fund include Evergreen Energy, Inc. and National Oilwell Varco, Inc.

Poor stock selection also hurt the portfolio’s financials sector as it declined approximately –38% compared to the –24% loss in the benchmark. The portfolio had an overweight position in the sector. First Marblehead Corporation and SLM Corporation were the largest detractors to performance.

Outlook for 2009

It became apparent through stock market performance during the fiscal year that there was a growing consensus of a worldwide economic slowdown. We continue to have a neutral stance towards risk and we expect a long period of sub-par growth for the U.S. economy.

Toward the end of the period, we raised our weighting in defensive positions such as health care and consumer staples, while raising our cash level. During this same time, the Federal Reserve, U.S. Treasury, and other central bankers around the globe were providing massive monetary and fiscal stimulus to stabilize the financial system and markets.

We believe that it is more important than ever that we maintain discipline in our investment approach based on our core philosophy and rigorous fundamental process to identify the securities that can provide the best long-term performance for shareholders.

On behalf of Security Global Investors, I would like to thank you for trusting your investments with us. As always, we continue to do our best to seek the potential available in mid-capitalization companies.

Sincerely,

Joseph O’Connor, Senior Portfolio Manager

1 Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares.

109

Security Mid Cap Growth Fund (unaudited)
Performance Summary
September 30, 2008

PERFORMANCE

$10,000 Over Ten Years

This chart assumes a $10,000 investment in Class A shares of Security Mid Cap Growth Fund on September 30, 1998, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions of the redemption of fund shares. The Russell 2500 Growth Index is an unmanaged index that measures this performance of securities of small-to-mid U.S. companies with greater-than-average growth orientation. The Russell MidCap Growth Index is an unmanaged capitalization-weighted Index that is designed to measure the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap Growth Index replaced the Russell 2500 Growth Index as the Fund’s primary benchmark effective February 1, 2008, to provide a more meaningful comparison of the Fund’s performance in light of the investment strategies that it employs.

Average Annual Returns
Periods Ended 9-30-08	1 Year	5 Years	10 Years	Since Inception (1-29-99)
A Shares	(26.24%)	(0.16%)	7.37%	–
A Shares with sales charge	(30.49%)	(1.33%)	6.73%	–
B Shares	(26.92%)	(0.91%)	6.63%	–
B Shares with CDSC	(29.63%)	(1.13%)	6.63%	–
C Shares	(26.87%)	(0.88%)	–	3.61%
C Shares with CDSC	(27.43%)	(0.88%)	–	3.61%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

Portfolio Composition by Sector as of 9-30-08
Consumer Discretionary	16.83%
Energy	7.97
Financials	6.94
Health Care	15.92
Industrials	10.03
Information Technology	23.38
Materials	12.00
Warrants	0.03
Repurchase Agreement	6.68
Cash & Other Assets, Less Liabilities	0.22
Total Net Assets	100.00%

110	The accompanying notes are an integral part of the financial statements

Performance Summary September 30, 2008	Security Mid Cap Growth Fund (unaudited)

Information About Your Fund’s Expenses

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2008 through September 30, 2008.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008[1]	Expenses Paid During Period[2]
Mid Cap Growth
Fund - Class A
Actual	$1,000.00	$878.91	$7.23
Hypothetical	1,000.00	1,017.30	7.77
Mid Cap Growth
Fund - Class B
Actual	1,000.00	875.44	10.74
Hypothetical	1,000.00	1,013.55	11.53
Mid Cap Growth
Fund - Class C
Actual	1,000.00	875.00	10.73
Hypothetical	1,000.00	1,013.55	11.53

1 The actual ending account value is based on the actual total return of the Fund for the period April 1, 2008 to September 30, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2008 to September 30, 2008 was (12.11%), (12.46%) and (12.50%), for Class A, B, and C shares, respectively.

2 Expenses are equal to the Fund annualized expense ratio (1.54%, 2.29% and 2.29% for Class A, B, and C shares, respectively), net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

111

Schedule of Investments September 30, 2008	Security Mid Cap Growth Fund

	Shares	Value
COMMON STOCKS - 93.1%
Aerospace & Defense - 3.1%
Goodrich Corporation	63,270	$2,632,032

Apparel, Accessories & Luxury Goods - 2.7%
Phillips-Van Heusen Corporation	61,010	2,312,889

Asset Management & Custody Banks - 1.9%
T. Rowe Price Group, Inc.	29,710	1,595,724

Auto Parts & Equipment - 1.2%
BorgWarner, Inc.	32,660	1,070,268

Biotechnology - 8.3%
Genzyme Corporation *	53,230	4,305,775
Gilead Sciences, Inc. *	62,090	2,830,062

		7,135,837

Casinos & Gaming - 4.5%
Penn National Gaming, Inc. *	61,600	1,636,712
WMS Industries, Inc. *	71,535	2,186,825

		3,823,537

Coal & Consumable Fuels - 1.6%
Peabody Energy Corporation	31,050	1,397,250

Commodity Chemicals - 2.2%
Celanese Corporation	66,670	1,860,760

Communications Equipment - 1.8%
Foundry Networks, Inc. *	84,920	1,546,393

Data Processing & Outsourced Services - 2.2%
Alliance Data Systems Corporation *	29,155	1,847,844

Department Stores - 2.4%
JC Penney Company, Inc.	61,760	2,059,078

Electrical Components & Equipment - 2.7%
Ametek, Inc.	56,080	2,286,382

Electronic Manufacturing Services - 1.9%
Tyco Electronics, Ltd.	60,081	1,661,840

Fertilizers & Agricultural Chemicals - 5.1%
Agrium, Inc.	51,545	2,890,643
Mosaic Company	21,985	1,495,859

		4,386,502

Home Entertainment Software - 4.6%
Activision Blizzard, Inc. *	256,720	3,961,191

Hotels, Resorts & Cruise Lines - 1.7%
Marriott International, Inc.	55,850	1,457,127

	Shares	Value
COMMON STOCKS (continued)
Industrial Gases - 3.9%
AirGas, Inc.	34,735	$1,724,593
Praxair, Inc.	22,735	1,631,009

		3,355,602

Industrial Machinery - 0.4%
Thermoenergy Corporation [1],*	613,387	325,095

IT Consulting & Other Services - 2.9%
Cognizant Technology Solutions Corporation *	107,675	2,458,220

Leisure Facilities - 1.7%
Life Time Fitness, Inc. *	46,910	1,466,876

Life Sciences Tools & Services - 3.9%
Thermo Fisher Scientific, Inc. *	60,660	3,336,300

Multi-Line Insurance - 5.1%
Assurant, Inc.	49,565	2,726,075
HCC Insurance Holdings, Inc.	60,630	1,637,010

		4,363,085

Oil & Gas Equipment & Services - 4.4%
National Oilwell Varco, Inc. *	43,860	2,203,087
Weatherford International, Ltd. *	62,600	1,573,764

		3,776,851

Oil & Gas Storage & Transportation - 1.9%
Williams Companies, Inc.	70,310	1,662,832

Pharmaceuticals - 3.7%
Teva Pharmaceutical Industries, Ltd. ADR	69,665	3,189,960

Railroads - 3.9%
Union Pacific Corporation	47,250	3,362,310

Restaurants - 2.6%
Darden Restaurants, Inc.	78,630	2,251,177

Semiconductor Equipment - 1.9%
MEMC Electronic Materials, Inc. *	59,305	1,675,959

Semiconductors - 5.4%
Fairchild Semiconductor International, Inc. *	113,600	1,009,904
National Semiconductor Corporation	81,965	1,410,618
ON Semiconductor Corporation *	325,080	2,197,541

		4,618,063

Steel - 0.8%
Nucor Corporation	17,725	700,138

112	The accompanying notes are an integral part of the financial statements

Schedule of Investments September 30, 2008	Security Mid Cap Growth Fund

	Shares	Value
COMMON STOCKS (continued)
Systems Software - 2.7%
Symantec Corporation *	117,100	$2,292,818

TOTAL COMMON STOCKS
(cost $90,240,622)		$79,869,940
	Shares	Value
WARRANTS - 0.0%
Lime Energy Company
$1.00, 3/19/2009	2,967	3,394
Nova Biosource Fuels, Inc.
$2.40, 7/5/2011	208,050	23,664
TOTAL WARRANTS
(cost $506,575)		$27,058
	Principal Amount	Value
REPURCHASE AGREEMENT - 6.7%
UMB Financial Corp, 1.46%, dated 9/30/08, matures 10/1/08; repurchase amount $5,731,232 (Collateralized by FHLB, 10/28/08 with a value of $5,846,103)	$5,731,000	$5,731,000
TOTAL REPURCHASE AGREEMENT
(cost $5,731,000)		$5,731,000
Total Investments - 99.8%
(cost $96,478,197)		$85,627,998
Cash & Other Assets, Less Liabilities - 0.2%		189,154

Total Net Assets - 100.0%		$85,817,152

For federal income tax purposes the identified cost of investments owned at September 30, 2008 was $97,071,289.

ADR	American Depositary Receipt

* Non-income producing security

1 Security is deemed illiquid. The total market value of illiquid securities is $325,095 (cost $654,000), or 0.4% of total net assets.

113	The accompanying notes are an integral part of the financial statements

Security Mid Cap Growth Fund

Statement of Assets and Liabilities
September 30, 2008
Assets:
Investments, at value*	$85,627,998

Receivables:
Fund shares sold	17,615
Securities sold	1,127,675
Dividends	51,186
Prepaid expenses	24,500

Total assets	86,848,974

Liabilities:
Cash overdraft	94
Payable for:
Securities purchased	840,328
Fund shares redeemed	39,188
Management fees	58,009
Custodian fees	2,512
Transfer agent/maintenance fees	18,415
Administration fees	7,798
Professional fees	20,050
12b-1 distribution plan fees	29,002
Directors’ fees	1,600
Other	14,826

Total liabilities	1,031,822

Net assets	$85,817,152

Net assets consist of:
Paid in capital	$120,835,643
Accumulated net realized loss on sale of investments	(24,168,292)
Net unrealized depreciation in value of investments	(10,850,199)

Net assets	$85,817,152

Class A:
Capital shares outstanding (unlimited number of shares authorized)	11,099,341
Net assets	$71,654,507
Net asset value and redemption price per share	$6.46

Maximum offering price per share (net asset value divided by 94.25%)	$6.85

Class B:
Capital shares outstanding (unlimited number of shares authorized)	1,566,429
Net assets	$7,710,608
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$4.92

Class C:
Capital shares outstanding (unlimited number of shares authorized)	1,137,727
Net assets	$6,452,037
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$5.67

*Investments, at cost	$96,478,197

Statement of Operations
For the Year Ended September 30, 2008
Investment Income:
Dividends	$724,733
Interest	431,597

Total investment income	1,156,330

Expenses:
Management fees	996,558
Transfer agent/maintenance fees	358,308
Administration fees	127,555
Custodian fees	15,144
Directors’ fees	7,455
Professional fees	53,804
Reports to shareholders	22,562
Registration fees	51,420
Other expenses	28,327
12b-1 distribution fees - Class A	281,757
12b-1 distribution fees - Class B	117,200
12b-1 distribution fees - Class C	84,515

Total expenses	2,144,605
Less:
Earnings credits applied	(57)

Net expenses	2,144,548

Net investment loss	(988,218)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(22,363,569)

Net realized loss	(22,363,569)

Net unrealized appreciation (depreciation) during the year on:
Investments	(13,666,899)

Net unrealized depreciation	(13,666,899)

Net loss	(36,030,468)

Net decrease in net assets resulting from operations	$(37,018,686)

114	The accompanying notes are an integral part of the financial statements

Statement of Changes in Net Assets	Security
Mid Cap Growth Fund

	Year Ended September 30, 2008	Year Ended September 30, 2007

Increase (decrease) in net assets from operations:
Net investment loss	$(988,218)	$(1,710,600)
Net realized gain (loss) during the year on investments	(22,363,569)	36,643,823
Net unrealized depreciation during the year on investments	(13,666,899)	(29,521,012)

Net increase (decrease) in net assets resulting from operations	(37,018,686)	5,412,211

Distributions to shareholders from:
Net realized gain
Class A	(28,305,723)	(19,776,158)
Class B	(3,379,810)	(2,496,080)
Class C	(2,111,785)	(1,608,868)

Total distributions to shareholders	(33,797,318)	(23,881,106)

Capital share transactions:
Proceeds from sale of shares
Class A	13,994,661	48,235,738
Class B	1,239,490	1,357,847
Class C	1,676,082	1,704,430
Distributions reinvested
Class A	27,267,564	19,133,742
Class B	3,319,686	2,453,633
Class C	1,945,651	1,496,764
Cost of shares redeemed
Class A	(70,720,345)	(83,873,354)
Class B	(4,954,737)	(8,893,103)
Class C	(3,272,723)	(6,683,210)

Net decrease from capital share transactions	(29,504,671)	(25,067,513)

Net decrease in net assets	(100,320,675)	(43,536,408)

Net assets:
Beginning of year	186,137,827	229,674,235

End of year	$85,817,152	$186,137,827

Accumulated net investment income at end of year	$–	$–

Capital share activity:
Shares sold
Class A	1,697,528	4,072,151
Class B	186,925	142,975
Class C	236,049	160,950
Shares reinvested
Class A	3,416,988	1,702,290
Class B	542,432	265,258
Class C	275,979	145,458
Shares redeemed
Class A	(8,463,584)	(7,294,430)
Class B	(800,385)	(946,339)
Class C	(434,505)	(639,771)

115	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security
Selected data for each share of capital stock outstanding throughout each year	Mid Cap Growth Fund

Class A	2008[a]	2007	2006	2005	Year Ended September 30, 2004[b]
Per Share Data
Net asset value, beginning of period	$11.11	$12.03	$12.65	$11.02	$10.84

Income (loss) from investment operations:
Net investment loss[c]	(0.05)	(0.08)	(0.12)	(0.10)	(0.13)
Net gain (loss) on securities (realized and unrealized)	(2.46)	0.35	0.47	2.46	0.71

Total from investment operations	(2.51)	0.27	0.35	2.36	0.58

Less distributions:
Distributions from realized gains	(2.14)	(1.19)	(0.97)	(0.73)	(0.40)

Total distributions	(2.14)	(1.19)	(0.97)	(0.73)	(0.40)

Net asset value, end of period	$6.46	$11.11	$12.03	$12.65	$11.02

Total Return [d]	(26.24%)	2.10%	2.81%	21.76%	5.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$71,655	$160,544	$192,159	$183,676	$149,715

Ratios to average net assets:
Net investment loss	(0.63%)	(0.67%)	(0.93%)	(0.85%)	(1.11%)
Total expenses[e]	1.50%	1.41%	1.40%	1.42%	1.41%
Net expenses[f]	1.50%	1.41%	1.40%	1.42%	1.41%
Net expenses prior to custodian earning credits and net of expense waivers	1.50%	1.41%	1.40%	1.42%	1.41%

Portfolio turnover rate	191%	34%	41%	31%	50%

Class B	2008[a]	2007	2006	2005	Year Ended September 30, 2004[b]
Per Share Data
Net asset value, beginning of period	$9.09	$10.12	$10.86	$9.61	$9.57

Income (loss) from investment operations:
Net investment loss[c]	(0.09)	(0.14)	(0.18)	(0.16)	(0.19)
Net gain (loss) on securities (realized and unrealized)	(1.94)	0.30	0.41	2.14	0.63

Total from investment operations	(2.03)	0.16	0.23	1.98	0.44

Less distributions:
Distributions from realized gains	(2.14)	(1.19)	(0.97)	(0.73)	(0.40)

Total distributions	(2.14)	(1.19)	(0.97)	(0.73)	(0.40)

Net asset value, end of period	$4.92	$9.09	$10.12	$10.86	$9.61

Total Return [d]	(26.92%)	1.34%	2.12%	20.95%	4.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,711	$14,877	$22,010	$27,115	$26,578

Ratios to average net assets:
Net investment loss	(1.40%)	(1.43%)	(1.68%)	(1.61%)	(1.86%)
Total expenses[e]	2.26%	2.16%	2.15%	2.17%	2.16%
Net expenses[f]	2.26%	2.16%	2.15%	2.17%	2.16%
Net expenses prior to custodian earning credits and net of expense waivers	2.26%	2.16%	2.15%	2.17%	2.16%

Portfolio turnover rate	191%	34%	41%	31%	50%

116	The accompanying notes are an integral part of the financial statements

Financial Highlights Selected data for each share of capital stock outstanding throughout each year	Security Mid Cap Growth Fund

Class C	2008[a]	2007	2006	2005	Year Ended September 30, 2004[b]
Per Share Data
Net asset value, beginning of period	$10.11	$11.13	$11.84	$10.43	$10.34

Income (loss) from investment operations:
Net investment loss[c]	(0.10)	(0.15)	(0.19)	(0.18)	(0.21)
Net gain (loss) on securities (realized and unrealized)	(2.20)	0.32	0.45	2.32	0.70

Total from investment operations	(2.30)	0.17	0.26	2.14	0.49

Less distributions:
Distributions from realized gains	(2.14)	(1.19)	(0.97)	(0.73)	(0.40)

Total distributions	(2.14)	(1.19)	(0.97)	(0.73)	(0.40)

Net asset value, end of period	$5.67	$10.11	$11.13	$11.84	$10.43

Total Return [d]	(26.87%)	1.31%	2.20%	20.83%	4.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,452	$10,717	$15,505	$16,330	$14,759

Ratios to average net assets:
Net investment loss	(1.40%)	(1.43%)	(1.68%)	(1.60%)	(1.86%)
Total expenses[e]	2.26%	2.16%	2.15%	2.17%	2.16%
Net expenses[f]	2.26%	2.16%	2.15%	2.17%	2.16%
Net expenses prior to custodian earning credits and net of expense waivers	2.26%	2.16%	2.15%	2.17%	2.16%

Portfolio turnover rate	191%	34%	41%	31%	50%

a Significant variation in the portfolio turnover rate is due to the Investment Manager’s appointment of new portfolio managers for the fund.

b The financial highlights for the Security Mid Cap Growth Fund exclude the historical financial highlights of the Technology Series Class, A, B and C shares. The assets of the Technology Series were acquired by the Security Mid Cap Growth Fund on October 3, 2003.

c Net investment income (loss) was computed using average shares outstanding throughout the period.

d Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.

e Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

f Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

117	The accompanying notes are an integral part of the financial statements

Notes to Financial Statements

September 30, 2008

1.Significant Accounting Policies

Security Large Cap Value, Equity and Mid Cap Growth Funds (collectively referred to herein as the Funds) are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The shares of Security Equity Fund and Large Cap Value Fund are currently issued in multiple series, with each series, in effect, representing a separate fund. The Security Equity Fund accounts for the assets of each series separately. Class “A” shares are generally sold with a sales charge at the time of purchase. Class “A” shares are not subject to a sales charge when they are redeemed, except for purchases of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class “B” shares may be subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Redemptions of Class “B” shares within five years of acquisition incur a contingent deferred sales charge. Class “C” shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of Class “C” shares within one year of acquisition incur a contingent deferred sales charge. “Institutional” Class shares are offered primarily for direct investment by institutions, such as pension and profit sharing plans, endowments, foundations and corporations. Institutional class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A. Security Valuation - Valuations of the Funds’ or Series’ securities are supplied by pricing services approved by the Board of Directors. The Funds’ officers, under the general super vision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by the Funds or Series that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund or Series will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the Nasdaq Stock Market, Inc. (“Nasdaq”) will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day. Securities for which market quotations are not readily available are valued taking into consideration securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Funds’ or Series’ investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur after the close of a foreign exchange that will affect the value of a Fund or Series portfolio securities before the time as of which the NAV is calculated (a “significant event”), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the Fund or Series net asset value per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker-dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as WEBS®. In addition, the Board of Directors has authorized the Valuation Committee and Administrator to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

The Funds or Series generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

B. Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Funds’ or Series’ policy that their custodian take possession of the underlying collateral and that the fair value of the collateral exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund or Series may be delayed or limited.

C. Foreign Currency Transactions - The accounting records of the Funds or Series are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds or Series. Foreign investments may also subject the Fund or Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds or Series do not isolate that portion of the results of operations resulting from changes in the foreign exchange

118

Notes to Financial Statements September 30, 2008

rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

D. Forward Foreign Currency Exchange Contracts - Certain Funds or Series may enter into forward foreign exchange contracts in order to manage foreign currency risk from purchase or sale of securities denominated in foreign currency. The Fund or Series may also enter into such contracts to manage the effect of changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure these Funds or Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

E. Futures - The Funds or Series may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock market, enhancing returns, maintaining liquidity, minimizing transaction costs and hedging possible variations in foreign exchange values. The Funds or Series, as applicable, may purchase or sell financial and foreign currency futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Fund or Series, as applicable, may pay from its cash balances and reduce its future positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds or Series are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted in the Schedule of Investments. Subsequent changes in the value of the contract are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Funds or Series. The Funds or Series realize a gain or loss when the contract is closed or expires.

F. Options Purchased and Written - The Funds or Series may purchase and write put and call options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell (and the writer the obligation to sell or purchase), respectively, a security at a specified price, until a certain date. Options may be used to hedge the Funds’ or Series’ portfolio, to increase returns or to maintain exposure to the equity markets. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Fund or Series and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option’s quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

G. Securities Sold Short - Certain Funds or Series may make short sales “against the box,” in which the Fund or Series enters into a short sale of a security it owns. At no time will more than 15% of the value of the Funds’ or Series’ net assets be in deposits on short sales against the box. If a Fund or Series makes a short sale, the Fund or Series does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Fund or Series must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund or Series must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund or Series is said to have a “short position” in securities sold until it delivers them to the broker, at which time it receives the proceeds of the sale. Certain Funds or Series may make short sales that are not “against the box,” which create opportunities to increase the Fund’s or Series’ return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Such short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund or Series may mitigate such losses by replacing the securities sold short before the market price has increased significantly. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statement of Assets and Liabilities. The Fund or Series are liable for any dividends or interest payable on securities while those securities are in a short position and are recorded as dividend expense in the Statement of Operations. As collateral for its short positions, the Fund or Series are required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash

119

Notes to Financial Statements

September 30, 2008

equivalents or liquid securities. These segregated assets are valued consistent with Note 1A above. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.

H. Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund or Series is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis, including the amortization of premiums and accretion of discounts on debt securities.

I. Expenses - Expenses that are directly related to one of the Funds or Series are charged directly to that Fund or Series. Other operating expenses are allocated to the Funds or Series on the basis of relative net assets. Class specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund or Series are allocated to each respective class in proportion to the relative net assets of each class.

J. Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

K. Taxes - The Funds or Series intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ or Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. If applicable, the Funds or Series would recognize interest and penalties accrued related to unrecognized tax benefits in “other expenses” on the Statement of Operations. For all open tax years (September 30, 2004—September 30, 2007) and all major taxing jurisdictions through the end of the reporting period, the Funds’ or Series’ management has completed a review and evaluation in connection with the adoption of FIN 48 and has determined that no tax liability is required and no additional disclosures are needed as of September 30, 2008.

L. Earnings Credits - Under the fee agreement with the custodian, the Funds or Series may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits.

M. Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

N. Indemnifications - Under the Funds’ or Series’ organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds or Series. In addition, in the normal course of business, the Funds or Series enter into contracts that provide general indemnification to other parties. The Funds’ or Series’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds or Series that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

O. Recent Accounting Pronouncements - In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value requirements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2008, the Funds or Series do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In March 2008, the FASB issued Statement on Financial Accounting Standards No. 161 (SFAS “161”), “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133,” which requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position and financial performance, SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Funds or Series do not expect SFAS 161 to have a material impact on their financial statements.

Notes to Financial Statements

September 30, 2008

2. Management Fees and Other Transactions with Affiliates

Management fees are paid monthly to Security Investors (SI), (formerly known as Security Management Company) based on the following annual rates for the year ended September 30, 2008:

Management Fees (as a % of net assets)
Security Equity Fund:
Alpha Opportunity Series	2.31%[1]
Equity Series	0.75%
Global Series	1.00%
Global Institutional Series	1.00%
Mid Cap Value Series	0.81%[2]
Mid Cap Value Institutional Series	0.75%
Select 25 Series	0.75%
Small Cap Growth Series	1.00%
Small Cap Value Series	1.00%
Security Large Cap Value Fund:
Large Cap Value Fund	0.65%
Large Cap Value Institutional Series	0.65%
Security Mid Cap Growth Fund	0.75%

1Effective August 18, 2008, SI receives a management fee from the Alpha Opportunity Series at an annual rate of 1.25% of the average daily net assets. Prior to August 18, 2008, SI received a management fee from the Alpha Opportunity Series that consisted of two components. The first component was an annual base fee equal to 2.00% of Alpha Opportunity Series’ average daily net assets. The second component was a base fee adjustment that either increased or decreased the base fee, depending on how Alpha Opportunity Series (calculated by reference to its Class A shares) performed relative to the S&P 500 Index over the prior 12-month period (the “Measuring Period”). SI received the base fee of 2.00% without adjustment if the performance of Alpha Opportunity Series (calculated by reference to its Class A shares) matched the performance of the S&P 500 Index. The maximum base fee adjustment at each calculation period was 0.75% up or down in the event that Alpha Opportunity Series outperformed or underperformed the S&P 500 Index by 15% or more. SI calculated the base fee adjustment each month based upon Alpha Opportunity Series’ performance relative to the S&P 500 Index during the Measuring Period ending on the last day of the month. If Alpha Opportunity Series outperformed the S&P 500 Index over the Measuring Period, the base fee was adjusted upward. The upward adjustment was equal to the amount by which Alpha Opportunity Series’ performance exceeded that of the S&P 500 Index divided by 15 and multiplied by the average daily net assets of Alpha Opportunity Series during the Measuring Period to determine the base fee adjustment for the month. If Alpha Opportunity Series underperformed the Index, the base fee was adjusted downward on the same basis. SI determined the dollar amount of any performance adjustment each month by multiplying the adjustment percentage by the average daily net assets of the Alpha Opportunity Series during the Measuring Period and dividing that number by the number of days in the Measuring Period and then multiplying that amount by the number of days in the current month. 2Management fees are payable at an annual rate of 1.00% of the average daily net assets of $200 million or less, and 0.75% of the average daily net assets of the Mid Cap Value Series in excess of $200 million.

SI also acts as the administrative agent and transfer agent for the Funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each Fund or Series. For these services, the Investment Manager receives the following:

Administrative Fees (as a % of net assets)
Security Equity Fund:
Alpha Opportunity Series	0.15%
Equity Series	0.095%
Global Series	0.05% + greater of 0.10% or $60,000
Global Institutional Series	0.15%
Mid Cap Value Series	0.095%
Mid Cap Value Institutional Series	0.095%
Select 25 Series	0.095%
Small Cap Growth Series	0.095%
Small Cap Value Series	0.095%
Security Large Cap Value Fund:
Large Cap Value Fund	0.095%
Large Cap Value Institutional Series	0.095%
Security Mid Cap Growth Fund	0.095%
Minimum charge per Series or Fund	$25,000[1]
Certain out-of-pocket charges	Varies

1 SI has agreed not to charge the $25,000 minimum fee for the Global Institutional Series, Mid Cap Value Institutional Series, Small Cap Value Series and Large Cap Value Institutional Series through December 31, 2009.

SI is paid the following for providing transfer agent services to the Funds or Series:

Annual per account charge	$5.00 - $8.00
Transaction fee	$0.60 - $1.10
Annual minimum charge (per Series or Fund)	$25,000[1]
Certain out-of-pocket charges	Varies

1 SI has agreed not to charge the $25,000 minimum fee for the Global Institutional Series, Mid Cap Value Institutional Series, Small Cap Value Series and Large Cap Value Institutional Series through December 31, 2009.

Effective January 1, 2007, the investment advisory contract for Security Large Cap Value Fund provides that the total expenses be limited to 1.25% of average net assets for Class A shares and 2.00% of average net assets for both Class B and Class C shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund or Series invests, interest, taxes, litigation, indemnification and extraordinary expenses (as determined under generally accepted accounting principles). Effective January 1, 2007, the investment advisory contract for the Select 25 Series provides that the total expenses be limited to 1.35% of average net assets for Class A shares and 2.10% of average net assets for both Class B and C shares, exclusive of brokerage costs, dividends on securities sold

Notes to Financial Statements

September 30, 2008

short, expenses of other investment companies in which a Fund or Series invests, interest, taxes, litigation, indemnification and extraordinary expenses (as determined under generally accepted accounting principles). These contracts are in effect through January 31, 2010. Effective January 1, 2007, the investment advisory contract for the Alpha Opportunity Series provides that the total other expenses be limited to 0.50% of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund or Series invests, interest, taxes, litigation, indemnification and extraordinary expenses (as determined under generally accepted accounting principles). Effective August 18, 2008, the investment advisory contract for the Alpha Opportunity Series, provides that the total expenses be limited to 1.95% of average net assets for Class A shares and 2.70% for both Class B and Class C shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund or Series invests, interest, taxes, litigation, indemnification and extraordinary expenses (as determined under generally accepted accounting principles). This contract is in effect until February 1, 2011. Effective July 11, 2008, the investment advisory contract for the Global Institutional Series, Mid Cap Value Institutional Series and the Large Cap Value Institutional Series, provides that the total expenses be limited to 1.15%, 1.10% and 0.98%, respectively, of average net assets exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund or Series invests, interest, taxes, litigation, indemnification and extraordinary expenses (as determined under generally accepted accounting principles). Also effective July 11, 2008, the investment advisory contract for the Small Cap Value Series, provides that the total expenses be limited to 1.55% of average net assets for Class A shares, 2.30% for Class B shares and 1.30% for the Institutional Class shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund or Series invests, interest, taxes, litigation, indemnification and extraordinary expenses (as determined under generally accepted accounting principles). These contracts are in effect through January 31, 2010. The Investment Manager is entitled to reimbursement by the Alpha Opportunity Series, Global Institutional Series, Mid Cap Value Institutional Series, Select 25 Series, Small Cap Value Series, Large Cap Value Fund and the Large Cap Value Institutional Series of fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. As of September 30, 2008, the amount of fees waived or expenses reimbursed in the Alpha Opportunity Series, Global Institutional Series, Mid Cap Value Institutional Series, Select 25 Series, Small Cap Value Series, Large Cap Value Fund and the Large Cap Value Institutional Series were $35,749, $14,800, $3,367, $178,362, $11,509, $107,203 and $9,319, respectively. As of September 30, 2008, no amounts were recouped by the Investment Manager.

The Funds have adopted Distribution Plans related to the offering of Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plans provide for payments at an annual rate of 1.00% of the average daily net assets of each Fund’s or Series’ Class B and Class C shares, and 0.25% of the average daily net assets of each Fund’s or Series’ Class A shares. Effective August 25, 2005, the Global Series ceased charging 12b-1 fees on Class B shares in accordance with the FINRA sales cap regulations. Effective August 1, 2007, the Security Large Cap Value Fund ceased charging 12b-1 fees on Class B shares in accordance with the FINRA sales cap regulations. These fees may be reinstated at any time.

Security Distributors, Inc. (SDI), an affiliate of the Funds and distributor of the Funds, retained underwriting commissions during the year ended September 30, 2008, on sales of shares after allowances to brokers an dealers in the following amounts:

SDI Underwriting Commissions
Security Equity Fund:
Alpha Opportunity Series	$20,241
Equity Series	18,752
Global Series	128,700
Mid Cap Value Series	295,409
Select 25 Series	14,253
Small Cap Growth	11,748
Security Large Cap Value Fund	29,950
Security Mid Cap Growth Fund	34,713

Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company, a subsidiary of Security Benefit Corporation, and its affiliates, which include Security Global Investors (SGI) and SDI.

At September 30, 2008, Security Benefit Corporation and its subsidiaries owned over five percent of the outstanding shares of the Funds or Series, as follows:

Fund or Series	Percent of outstanding shares owned
Security Equity Fund:
Alpha Opportunity Series	14.77%
Equity Series	15.98%
Global Institutional Series	100%
Mid Cap Value Institutional Series	100%
Select 25 Series	15.74%
Small Cap Growth Series	29.66%
Small Cap Value Series	97.78%
Security Large Cap Value Fund:
Large Cap Value Fund	13.09%
Large Cap Value Institutional Series	100%
Security Mid Cap Growth Fund	9.42%

Notes to Financial Statements

September 30, 2008

3. Investment Transactions

Investment transactions for the year ended September 30, 2008, (excluding overnight investments and short-term commercial paper) were as follows:

	Purchases	Proceeds from Sales
Security Equity Fund:
Alpha Opportunity Series	$258,256,305	$244,345,293
Equity Series	307,129,289	355,145,692
Global Series	442,348,900	467,326,586
Global Institutional Series	13,591,952	5,169,178
Mid Cap Value Series	539,621,821	562,861,142
Mid Cap Value Institutional Series	18,152,266	2,336,882
Select 25 Series	92,511,418	92,399,229
Small Cap Growth Series	49,865,321	72,044,199
Small Cap Value Series	1,099,046	201,515
Security Large Cap Value Fund:
Large Cap Value Fund	47,086,995	44,015,012
Large Cap Value Institutional Series	3,128,429	222,586
Security Mid Cap Growth Fund	233,300,296	286,887,938

4. Open Futures Contracts

Open futures contracts for Alpha Opportunity Series as of September 30, 2008, were as follows:

Alpha Opportunity Series S&P 500 Index Futures
Position	Long
Number of Contracts	36
Expiration Date	12-19-08
Contract Amount	$11,428,498
Market Value	$10,521,000
Unrealized Loss	($907,498)

5. Options Written

Information as to options written by the Funds or Series during the period ended September 30, 2008, and options outstanding at September 30, 2008 is provided below:

Equity Series Written Call Options

	Number of Contracts	Premium Amount
Balance at September 30, 2007	–	$–
Opened	242	40,765
Expired	(242)	(40,765)

Balance at September 30, 2008	–	$–

Equity Series Written Put Options

	Number of Contracts	Premium Amount
Balance at September 30, 2007	–	$–
Opened	774	73,905
Exercised	(250)	(12,750)
Expired	(524)	(61,155)

Balance at September 30, 2008	–	$–

Mid Cap Value Series Written Call Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Administaff, Inc.	01-16-08	$30.00	903	$130,935
Old National Bankcorp	12-19-08	17.50	842	101,040
Quanta Services, Inc.	11-21-08	35.00	1,153	69,180
TreeHouse Foods, Inc.	11-21-08	30.00	1,697	246,065
Ultratech, Inc.	11-21-08	17.50	402	10,050

Total call options outstanding (premiums received, $985,532)			4,997	$557,270

Mid Cap Value Series Written Put Options Outstanding
Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
First Horizon National Corporation	11-21-08	$10.00	4,000	$940,000
Helmerich & Payne, Inc.	10-17-08	50.00	547	377,430
McDermott International, Inc.	11-21-08	35.00	1,115	1,159,600
W.R. Berkley Corporation	10-17-08	22.50	1,540	53,900
Wilmington Trust Corporation	11-21-08	22.50	1,730	95,150

Total put options outstanding (premiums received, $1,507,358)			8,932	$2,626,080

Mid Cap Value Series Written Call Options
			Number of Contracts	Premium Amount
Balance at September 30, 2007			13,062	$2,685,538
Opened			22,646	5,633,130
Bought Back			(2,145)	(629,437)
Expired			(17,103)	(3,691,666)
Exercised			(11,463)	(3,012,033)

Balance at September 30, 2008			4,997	$985,532

Mid Cap Value Series Written Put Options
			Number of Contracts	Premium Amount
Balance at September 30, 2007			–	$–
Opened			20,304	3,272,408
Expired			(3,255)	(595,327)
Exercised			(8,117)	(1,169,723)

Balance at September 30, 2008			8,932	$1,507,358

Mid Cap Value Institutional Series Written Call Options Outstanding
Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Administaff, Inc,	01-16-08	$30.00	21	$3,045
Old National Bankcorp	12-19-08	17.50	24	2,880
Quanta Services, Inc.	11-21-08	35.00	30	1,800
TreeHouse Foods, Inc.	11-21-08	30.00	33	4,785
Ultratech, Inc.	11-21-08	17.50	9	225

Total call options outstanding (premiums received, $23,422)			117	$12,735

Notes to Financial Statements

September 30, 2008

Mid Cap Value Institutional Series Written

Put Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
First Horizon National Corporation	11-21-08	$10.00	100	$23,500
Helmerich & Payne, Inc.	10-17-08	50.00	14	9,660
McDermott International, Inc.	11-21-08	35.00	27	28,080
W.R. Berkley Corporation	10-17-08	22.50	40	1,400
Wilmington Trust Corporation	11-21-08	22.50	41	2,255

Total put options outstanding (premiums received, $37,332)			222	$64,895

Mid Cap Value Institutional Series Written Call Options

	Number of Contracts	Premium Amount
Balance at July 11, 2008	–	$–
Opened	135	29,294
Exercised	(18)	(5,872)

Balance at September 30, 2008	117	$23,422

Mid Cap Value Institutional Series Written Put Options

	Number of Contracts	Premium Amount
Balance at July 11, 2008	–	$–
Opened	304	48,906
Expired	(62)	(7,339)
Exercised	(20)	(4,235)

Balance at September 30, 2008	222	$37,332

Small Cap Value Series Written Call Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Administaff, Inc.	01-16-08	$30.00	1	$145

Total call options outstanding (premiums received, $298)			1	$145

Small Cap Value Series Written Call Options

	Number of Contracts	Premium Amount
Balance at July 11, 2008	–	$–
Opened	1	298

Balance at September 30, 2008	1	$298

Security Large Cap Value Fund Written Call Options

	Number of Contracts	Premium Amount
Balance at September 30, 2007	–	$–
Opened	182	30,670
Expired	(182)	(30,670)

Balance at September 30, 2008	–	$–

Security Large Cap Value Fund Written Put Options

	Number of Contracts	Premium Amount
Balance at September 30, 2007	235	$19,505
Opened	571	54,674
Exercised	(391)	(45,494)
Expired	(415)	(28,685)

Balance at September 30, 2008	–	$–

Security Mid Cap Growth Fund Written Call Options

	Number of Contracts	Premium Amount
Balance at September 30, 2007	–	$–
Opened	327	13,006
Expired	(327)	(13,006)

Balance at September 30, 2008	–	$–

Notes to Financial Statements

September 30, 2008

7. Federal Tax Matters

For federal income tax purposes, the amounts of unrealized appreciation (depreciation) on investments at September 30, 2008, were as follows:

	Gross unrealized appreciation	Gross unrealized (depreciation)	Net unrealized appreciation (depreciation)
Security Equity Fund:
Alpha Opportunity Series	$ –	$ (3,949,823)	$ (3,949,823)
Equity Series	14,882,630	(40,743,153)	(25,860,523)
Global Series	–	(18,667,689)	(18,667,689)
Global Institutional Series	–	(902,038)	(902,038)
Mid Cap Value Series	45,964,558	(175,560,089)	(129,595,531)
Mid Cap Value Institutional Series	1,476,944	(1,327,649)	149,295
Select 25 Series	685,823	(6,042,113)	(5,356,290)
Small Cap Growth Series	1,493,440	(2,518,656)	(1,025,216)
Small Cap Value Series	133,096	(66,626)	66,470
Security Large Cap Value Fund:
Large Cap Value Fund	9,785,669	(11,257,254)	(1,471,585)
Large Cap Value Institutional Series	150,553	(232,824)	(82,271)
Securty Mid Cap Growth Fund	1,801,643	(13,244,934)	(11,443,291)

The tax character of distributions paid during the fiscal years ended September 30, 2008 and 2007 are as follows:

2008	Ordinary Income	Capital Gain	Return of Capital	Total
Security Equity Fund:
Alpha Opportunity Series	$ 5,776,326	$ 538,039	$ 694,650	$ 7,009,015
Equity Series	4,553,170	43,837,339	564,230	48,954,739
Global Series	6,004,745	57,280,840	–	63,285,585
Mid Cap Value Series	9,452,756	169,378,319	–	178,831,075
Select 25 Series	–	4,176,834	–	4,176,834
Small Cap Growth Series	841,392	3,077,781	–	3,919,173
Security Large Cap Value Fund:
Large Cap Value Fund	400,275	3,591,497	–	3,991,772
Security Mid Cap Growth Fund	6,035,045	27,762,273	–	33,797,318
2007
Security Equity Fund:
Alpha Opportunity Series	$ 2,569,557	$ 708,308	$ 3,277,865
Equity Series	9,735,014	30,529,927	40,264,941
Global Series	68,515	22,793,963	22,862,478
Mid Cap Value Series	15,495,867	36,895,809	52,391,676
Security Large Cap Value Fund:
Large Cap Value Fund	25,136	–	25,136
Security MidCap Growth Fund	1,583,425	22,297,681	23,881,106

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions. As of September 30, 2008, the components of distributable earnings on a tax basis were:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Accumulated Capital and Other Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/(Deficit)

Security Equity Fund:
Alpha Opportunity Series	$ –	$ –	$(3,948,213)	$ (3,962,755)	$(7,910,968)
Equity Series	282,643	–	–	(25,860,523)	(25,577,880)
Global Series	–	225,469	(21,409,987)	(18,614,503)	(39,799,021)
Global Institutional Series	14,698	–	(267,958)	(898,864)	(1,152,124)
Mid Cap Value Series	2,696,500	86,413,567	–	(130,285,990)	(41,175,923)
Mid Cap Value Institutional Series	1,011,813	–	–	132,419	1,144,232
Select 25 Series	–	7,623	(13,697,165)	(5,356,290)	(19,045,832)
Small Cap Growth Series	–	96,487	(3,475,815)	(1,025,216)	(4,404,544)
Small Cap Value Series	80,302	–	–	66,623	146,925
Security Large Cap Value Fund:
Large Cap Value Fund	602,734	427,733	(6,466,272)	(1,471,584)	(6,907,389)
Large Cap Value Institutional Series	8,072	–	(42,949)	(82,272)	(117,149)
Security Mid Cap Growth Fund	–	651,342	(24,226,541)	(11,443,292)	(35,018,491)

* Certain Funds had net capital loss carryovers and deferred post October losses as identified elsewhere in the Notes to the Financial Statements.

** The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses, the differences between book and tax basis passive foreign investment companies and bond discount accretion.

Notes to Financial Statements

September 30, 2008

As of September 30, 2008, the capital loss carryovers utilized and expired in 2008 and the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains and post-October losses that are deferred to the first day of the next fiscal year are as follows:

	Capital Loss Carryovers Utilized in 2008	Capital Loss Carryovers Expired In 2008	Capital Loss Carryovers at 9/30/08	Expires In	Deferred Post- October Losses

Security Equity Fund:
Alpha Opportunity Series	$–	$–	$–		$3,948,213

Global Series	208,547	–	–	2009	$20,735,778
	234,431	–	674,209	2010

	$442,978	$–	$674,209

Global Institutional Series	$–	$–	$–		$267,958

Select 25 Series*	$1,740	$158,259	$–	2008	$5,272,638
	–	–	2,412,936	2009
	–	–	2,582,076	2010
	–	–	3,390,876	2011
	–	–	38,639	2012

	$1,740	$158,259	$8,424,527

Small Cap Growth Series	$–	$–	$–		$3,475,814

Security Large Cap Value Fund:
Large Cap Value Fund	$–	$–	$–		$6,466,270

Large Cap Value Institutional Series	$–	$–	$–		$42,949

Security Mid Cap Growth Fund	$567,035	$–	$567,035	2009	$23,075,528
	–	–	567,035	2010
	–	–	16,944	2011

	$567,035	$–	$1,151,014

* The Security Equity Fund - Select 25 Series obtained approximately $1,236,753, $3,140,789 and $1,728,838 of capital losses (included above) from its merger with Security Equity Fund - Social Awareness Series, Enhanced Index Series and Large Cap Growth Series, respectively, on June 16, 2006. Certain of these capital losses expired (as shown above) due to limitations imposed by Section 382 of the Internal Revenue Code. The remaining capital losses may be applied against future realized capital gains subject to annual limitations.

Notes to Financial Statements

September 30, 2008

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

On the Statement of Assets and Liabilities the following adjustments were made for permanent book tax differences:

	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income	Paid-in- Capital

Security Equity Fund:
Alpha Opportunity Series	$ 99,551	$595,099	$(694,650)
Equity Series	564,229	–	(564,229)
Global Series	526,425	(180,824)	(345,601)
Global Institutional Series	7,741	(7,741)	–
Select 25 Series	158,260	231,859	(390,119)
Small Cap Growth Series	(215,270)	561,834	(346,564)
Small Cap Value Series	(895)	895	–
Security Mid Cap
Growth Fund	(72,662)	988,218	(915,556)

8. Affiliated Transactions*

Investments representing 5% or more of the outstanding voting securities of a portfolio company of a Fund or Series result in that portfolio company being considered an affiliated company of such Fund or Series, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies held in the Mid Cap Value Series of the Security Equity Fund as of September 30, 2008 amounted to $52,325,989, which represents 6.3% of net assets. There were no affiliated companies held in any other Fund or Series. Transactions in the Mid Cap Value Series during the year ended September 30, 2008, in which the portfolio company is an “affiliated person” are as follows:

	Balance 9-30-07	Gross Additions	Gross Reductions	Balance 9-30-08	Realized Gain/(Loss)	Investment Income

Bimini Capital Management, Inc. (Shares)	1,474,400		–	1,474,400	–	–
Bimini Capital Management, Inc. (Cost)	$16,310,457	$–	$–	$16,310,457	$–	$–

Hydrogen Corporation (Shares)	840,300	419,700	–	1,260,000	–	–
Hydrogen Corporation (Cost)	$4,054,365	$1,170,963	$–	$5,225,328	$–	$–

IXYS Corporation (Shares)	1,335,400	1,074,960	–	2,410,360	–	–
IXYS Corporation (Cost)	$11,770,248	$8,572,545	$–	$20,342,793	$–	$–

Maxwell Technologies, Inc,. (Shares)	789,400	535,900	–	1,325,300	–	–
Maxwell Technologies, Inc. (Cost)	$10,502,509	$4,104,994	$–	$14,607,503	$–	$–

Power-One, Inc. (Shares)	2,648,800	2,977,500	–	5,626,300	–	–
Power-One, Inc. (Cost)	$16,493,326	$10,170,376	$–	$26,663,702	$–	$–

Quixote Corporation (Shares)	479,100	–	–	479,100	–	–
Quixote Corporation (Cost)	$9,318,028	$–	$–	$9,318,028	$–	$191,640

* As a result of the Security Mid Cap Values Series’ beneficial ownership of the common stock of these portfolio companies, applicable regulations require that the Series state that it may be deemed an affiliate of the respective portfolio company. The Series disclaims that the “affiliated persons” are affiliates of the Distributor, Advisor, Series or any other client of the Advisor.

9. Alpha Opportunity Series

Alpha Opportunity Series (“Alpha”) contracted with Lehman Brothers International Europe (“LBIE”) to provide prime brokerage services related to the Alpha’s short selling. On September 15, 2008, LBIE was placed into administration and a third party administrator has been named (the “Administrator”). Alpha’s exposure to LBIE consists of short sale proceeds held by LBIE, and restricted long positions held at Alpha’s custodian, as collateral for said short sales. Alpha has delivered a Notice of Termination of Loans to LBIE and the Administrator. Alpha is working to resolve these issues with LBIE and the Administrator. As of September 30, 2008, included in the Statement of Assets and Liabilities are the value of restricted long positions of $7,570,226, restricted cash, including foreign cash, representing the value of short sale proceeds of $4,136,760 and liabilities for short sales of $7,122,424 representing the value of securities sold short at the time of termination. Until such time as the liability for short sales is settled and all restrictions are removed, Alpha cannot sell such restricted long positions and/or utilize the restricted cash balances to achieve the Alpha’s investment objectives and/or meet Alpha redemptions or other obligations. As of the close of business on October 3, 2008, and until further notice, Alpha is not accepting subscriptions for shares from either new or existing shareholders.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders

Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Security Equity Fund (comprised of Alpha Opportunity, Equity, Global, Global Institutional, Mid Cap Value, Mid Cap Value Institutional, Select 25, Small Cap Growth and Small Cap Value Series), Security Large Cap Value Fund (comprised of Large Cap Value Fund and Large Cap Value Institutional Series) and Security Mid Cap Growth Fund (the Funds) as of September 30, 2008, and the related statements of operations for the periods then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting the Funds at September 30, 2008, and the results of their operations for the periods then ended, changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

As discussed in notes (g) – (j) of the financial highlights of Security Equity Fund - Alpha Opportunity Series, certain ratios have been restated for the year ended September 30, 2008.

Kansas City, Missouri

November 25, 2008, except for the financial highlights of Security Equity Fund - Alpha Opportunity Series, as to which the date is January 26, 2009

128

Special Shareholders’ Meeting

(unaudited)

A special meeting of the shareholders of the Security Equity Fund - Alpha Opportunity Series was held on August 5, 2008. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld or abstentions with respect to such matters are set forth below:

(1)	The approval of an amended investment advisory agreement between Security Equity Fund - Alpha Opportunity Series and Security Investors LLC:

Votes For	Votes Against/Abstentions

2,166,761	93,534

(2)

The approval of a new investment sub-advisory agreement between Security Investors, LLC and Security Global Investors, LLC pursuant to which Security Global Investors, LLC will be appointed as an investment sub-adviser to Security Equity Fund - Alpha Opportunity Series:

Votes For	Votes Against/Abstentions

2,195,031	65,085

129

Directors (unaudited)

The business address of each director is One Security Benefit Place, Topeka, KS 66636-0001

Name
(Date of Birth)
Year Elected***	Principal Occupation(s) During Past 5 Years
Donald A. Chubb, Jr.**	Business Broker - Griffith & Blair Realtors
(12-14-46)	Director - Jayhawk Area Boy Scouts Council
1994
Harry W. Craig, Jr.**	Chairman, CEO, Secretary & Director - The Martin Tractor Company, Inc.
(05-11-39)	Director - Stormont-Vail Corporation
2004	Director - Concerned Citizens for Topeka
Director - Oscar S. Stauffer Executive in Residence
Jerry B. Farley**	President - Washburn University
(09-20-46)	President - J&J Bonanza
2005
Penny A. Lumpkin**	Partner - Vivian’s Gift Shop (Corporate Retail)
(08-20-39)	Vice President - Palmer Companies, Inc.(Small Business and Shopping
1993	Center Development)
Vice President - PLB (Real Estate Equipment Leasing)
Vice President - Town Crier (Retail)
Prior to 2002:
Vice President - Bellaire Shopping Center (Managing and Leasing)
Partner - Goodwin Enterprises (Retail)
Maynard F. Oliverius**	President & Chief Executive Officer - Stormont-Vail HealthCare
(12-18-43)	Director - VHA Mid-America
1998	Director - Go Topeka
Richard M. Goldman*	Senior Vice President - Security Benefit Corporation
(03-04-61)	President - Security Investors, LLC
2008 (President, Director &	Director - Security Distributors, Inc.
Chairman of the Board)	Director - First Security Benefit Life Insurance and Annuity Company of New York
President & Manager - Security Global Investors, LLC
President - Security Investments Corporation
Managing Member - RM Goldman Partners, LLC
President & CEO - ForstmannLeff
Managing Director - Head of the Americas Institutional Business, Deutsche
Asset Management

*This director is deemed to be an “interested person” of the Funds under the Investment Company Act of 1940, as amended, by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager. This director is also an officer of the funds.

**These directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting and financial reporting functions for the Funds.

***Each director oversees 31 Security Funds portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

130

Officers (unaudited)

The business address of each officer is One Security Benefit Place, Topeka, KS 66636-0001

Name
(Date of Birth)
Title - Year Elected	Principal Occupation(s) During Past 5 Years
Steven M. Bowser	Vice President & Senior Portfolio Manager - Security Investors, LLC;
(02-11-60)	Vice President & Senior Portfolio Manager - Security Benefit Life Insurance
Vice President - 2003	Company
Mark P. Bronzo	Portfolio Manager, Security Investors, LLC
(11-01-60)	Managing Director & Chief Compliance Officer, Nationwide Separate
Vice President - 2008	Accounts LLC
Christina Fletcher	Vice President & Portfolio Manager - Security Investors, LLC
(07-25-72)	Credit Analyst/Portfolio Manager - Horizon Cash Management
Vice President - 2005	Senior Money Market Trader - Scudder Investments
Brenda M. Harwood	Vice President, Chief Compliance Officer & Treasurer - Security Global
(11-03-63)	Investors, LLC
Chief Compliance Officer - 2004	Assistant Vice President - Security Benefit Life Insurance Company
Treasurer - 1988	Vice President, Assistant Treasurer & Director - Security Distributors, Inc.
Mark Lamb	Vice President - Security Investors, LLC,
(02-03-60)	Vice President - Security Benefit Life Insurance Company
Vice President - 2003
Amy J. Lee	Secretary - Security Investors, LLC
(06-05-61)	Secretary & Chief Compliance Officer - Security Distributors, Inc.
Secretary - 1987	Vice President, Associate General Counsel & Assistant Secretary -Security Benefit
Corporation & Security Benefit Life Insurance Company
Director - Brecek & Young Advisors, Inc.
Mark Mitchell	Vice President & Portfolio Manager - Security Investors, LLC
(08-24-64)	Vice President & Portfolio Manager - Security Benefit Life Insurance Company
Vice President - 2003
Joseph C. O’Connor	Portfolio Manager, Security Investors, LLC
(07-15-60)	Managing Director, Nationwide Separate Accounts LLC
Vice President - 2008
Christopher Phalen	Vice President & Head of Fixed Income - Security Global Investors, LLC;
(11-9-70)	Assistant Vice President & Head of Fixed Income - Security Benefit Life Insurance
Vice President - 2002	Company
Vice President & Portfolio Manager - Security Investors, LLC
Vice President & Portfolio Manager - Security Benefit Life Insurance Company
Daniel W. Portanova	Portfolio Manager, Security Investors, LLC
(10-02-60)	Managing Director, Nationwide Separate Accounts LLC
Vice President - 2008
James P. Schier	Vice President & Senior Portfolio Manager - Security Investors, LLC;
(12-28-57)	Vice President & Senior Portfolio Manager - Security Benefit Life Insurance
Vice President - 1998	Company
Cindy L. Shields	Vice President & Head of Operations - Security Global Investors
(06-05-67)	Vice President & Head of Equity Asset Management - Security Investors, LLC
Vice President - 1988	Vice President & Head of Equity Asset Management - Security Benefit Life
Insurance Company
Christopher D. Swickard	Assistant Secretary - Security Investors, LLC
(10-09-65)	Second Vice President & Assistant General Counsel - Security Benefit
Assistant Secretary - 1996	Corporation and Security Benefit Life Insurance Company
Assistant Secretary - Security Distributors, Inc.
David G. Toussaint	Vice President & Portfolio Manager - Security Investors, LLC
(10-10-66)	Assistant Vice President & Portfolio Manager - Security Benefit Life Insurance
Vice President - 2001	Company

* Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

131

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132

Tax Information (unaudited)

In accordance with the provisions of the Internal Revenue Code, the percentage of ordinary dividends (including short-term capital gains) attributable to the fiscal year ended September 30, 2008, which qualify for the dividends received deduction for corporate shareholders is as follows:

Security Equity Fund:
Alpha Opportunity Series	11%
Equity Series	57%
Global Series	26%
Mid Cap Value Series	79%
Small Cap Growth Series	13%
Security Large Cap Value Fund:
Large Cap Value Fund	100%
Security Mid Cap Growth Fund	14%

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended September 30, 2008, taxed at the maximum rate of 15% is as follows:

Security Equity Fund:
Alpha Opportunity Series	12%
Equity Series	57%
Global Series	28%
Mid Cap Value Series	79%
Security Large Cap Value Fund:
Large Cap Value Fund	100%
Mid Cap Growth Fund	14%

For federal income tax purposes, the Funds designate capital gain dividends for the fiscal year ended September 30, 2008 as follows:

Security Equity Fund:
Alpha Opportunity Series	$667,525
Equity Series	44,458,896
Global Series	57,280,840
Mid Cap Value Series	169,306,776
Select 25 Series	4,176,834
Small Cap Growth Series	2,798,128
Security Large Cap Value Fund:
Large Cap Value Fund	3,591,497
Security Mid Cap Growth Fund	27,762,273

Additional information for foreign shareholders only:

For the year ended September 30, 2008, the following ordinary distributions paid qualified as interest related dividends under the Internal Revenue Code Section 871(k)(1)(c):

Security Equity Fund:
Alpha Opportunity Series	13%
Global Series	2%
Mid Cap Value Series	13%
Small Cap Growth Series	8%
Security Large Cap Value Fund:
Large Cap Value Fund	14%
Security Mid Cap Growth Fund	8%

For the year ended September 30, 2008, the following ordinary distributions paid qualified as short term capital gain dividends under the Internal Revenue Code Section 871(k)(2)(c):

Security Equity Fund:
Alpha Opportunity Series	91%
Equity Series	100%
Mid Cap Value Series	53%
Small Cap Growth Series	100%
Security Mid Cap Growth Fund	100%

Other Information

Each of the Security Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The portfolio holdings of each of the Security Funds are available on their website, www.securitybenefit.com or by calling 1-800-888-2461.

A description of the policies and procedures that the Security Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the Security Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2008 is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The statement of additional information (“SAI”) includes additional information about the Funds’ Directors and is available upon request without charge by calling 1-800-888-2461.

133

The Security Group of Mutual Funds

Security Equity Fund
- Alpha Opportunity Series
- Equity Series
- Global Series
- Global Institutional Series
- Mid Cap Value Series
- Mid Cap Value Institutional Series
- Select 25 Series
- Small Cap Growth Series
- Small Cap Value Series

Security Large Cap Value Fund
- Large Cap Value Fund
- Large Cap Value Institutional Series

Security Mid Cap Growth Fund

Security Income Fund
- Capital Preservation Series
- Diversified Income Series
- High Yield Series

Security Cash Fund

Security Funds Officers and Directors

Directors
Donald A. Chubb, Jr.
Harry W. Craig, Jr.
Jerry B. Farley
Penny A. Lumpkin
Maynard F. Oliverius
Richard M. Goldman

Officers
Richard M. Goldman, *President*
Steve M. Bowser, *Vice President*
Mark P. Bronzo, *Vice President*
Christina Fletcher, *Vice President*
Mark Lamb, *Vice President*
Mark Mitchell, *Vice President*
Joseph C. O'Connor, *Vice President*
Christopher Phalen, *Vice President*
Daniel W. Portanova, *Vice President*
James P. Schier, *Vice President*
Cindy L. Shields, *Vice President*
David G. Toussaint, *Vice President*
Amy J. Lee, *Secretary*
Christopher D. Swickard, *Assistant Secretary*
Brenda M. Harwood, *Chief Compliance Officer & Treasurer*

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

SECURITY BENEFIT®
One Security Benefit Place • Topeka, Kansas 66636-0001 • securitybenefit.com

Security Distributors, Inc.

SDI 604

46-06043-00 2008/09/30

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. A copy of the Registrant’s code of ethics is filed herewith as Exhibit 10(a)(1). No amendments were made to the provisions of the code of ethics during the period covered by this report. No implicit or explicit waivers to the provisions of the code of ethics were granted during the period covered by this report. The Registrant hereby undertakes to provide any person without charge, upon request, a copy of its Code by calling the Registrant at 1-800-888-2461.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $146,500 in 2007 and $172,800 in 2008.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $3,600 in 2007 and $5,100 in 2008. These services consisted of a review of the Registrant’s semi-annual financial statements.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee were $20,000 in 2007 and $9,250 in 2008, which related to the review of the transfer agent function.

(c)	Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $20,000 in 2007 and $28,600 in 2008. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d)	All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $0 in 2008.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of the auditor’s engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence as specified in applicable rules.

(e) (2)	Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $43,200 in 2007 and $42,900 in 2008.

(h)	Auditor Independence. The Registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the Registrant (and its affiliates) that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics pursuant to Item 2 above.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURITY EQUITY FUND

By:	/s/ RICHARD M. GOLDMAN
Richard M. Goldman, President

Date:	January 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ RICHARD M. GOLDMAN
Richard M. Goldman, President

Date:	January 30, 2009

By:	/s/ BRENDA M. HARWOOD
Brenda M. Harwood, Treasurer

Date:	January 30, 2009